As filed with the U.S. Securities and Exchange Commission on April 27, 2023
Registration File No. 033-00480 and File No. 811-04415

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 61	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 67	☒
(Check Appropriate Box or Boxes)

College Retirement Equities Fund

(Exact Name of Registrant)

Not Applicable
(Name of Insurance Company)

730 Third Avenue
New York, New York 10017-3206

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Rachael M. Zufall, Esq.	Christopher P. Harvey, Esq.
College Retirement Equities Fund	Adam T. Teufel, Esq.
8500 Andrew Carnegie Boulevard	Dechert LLP
Charlotte, North Carolina 28262	One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110

Securities to be Registered: Interests in an open-end management investment company for individual and group flexible payment deferred variable annuity contracts

Approximate Date of Proposed Public Offering:

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2023

College Retirement Equities Fund (CREF)

Individual, group and tax-deferred variable annuity contracts

This statutory prospectus (“Prospectus”) describes the individual, group and tax-deferred variable annuity contracts CREF offers. It contains information you should know before purchasing a CREF variable annuity contract and selecting your investment options. Please read it carefully before investing and keep it for future reference.

Investment in a CREF variable annuity contract is subject to risk and you could lose money. CREF does not guarantee the investment performance of its accounts, and you bear the entire investment risk. CREF provides variable annuities for retirement and tax-deferred savings plans for employees of colleges, universities, other educational and research organizations and other governmental and non-profit institutions. CREF’s main purpose is to invest funds for your retirement and pay you income based on your choice of eight investment accounts, each of which offers four classes (each, a “class”) of accumulation or annuity units (collectively, “units”), Class R1, Class R2, Class R3 and Class R4:

Ticker symbols	Class R1	Class R2	Class R3	Class R4
◾ Stock Account	QCSTRX	QCSTPX	QCSTIX	QCSTFX
◾ Global Equities Account	QCGLRX	QCGLPX	QCGLIX	QCGLFX
◾ Growth Account	QCGRRX	QCGRPX	QCGRIX	QCGRFX
◾ Equity Index Account	QCEQRX	QCEQPX	QCEQIX	QCEQFX
◾ Core Bond Account	QCBMRX	QCBMPX	QCBMIX	QCBMFX
◾ Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX	QCILFX
◾ Social Choice Account	QCSCRX	QCSCPX	QCSCIX	QSCCFX
◾ Money Market Account	QCMMRX	QCMMPX	QCMMIX	QCMMFX

You or your employer can purchase a CREF variable annuity certificate or contract (which together will be referred to in this Prospectus as a “Contract”) in connection with certain types of retirement plans. CREF offers the following types of Contracts:

◾ RA (Retirement Annuity) (Class R1, R2, R3)

◾ GRA (Group Retirement Annuity) (Class R1, R2, R3)

◾ SRA (Supplemental Retirement Annuity) (Class R1, R2, R3)

◾ GSRA (Group Supplemental Retirement Annuity) (Class R1, R2, R3)

◾ Retirement Choice and Retirement Choice Plus Annuity (all Classes)

◾ GA (Group Annuity) and Institutionally Owned GSRAs (Class R1, R2, R3)

◾ Traditional, Roth IRA and Rollover (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans) (Class R1)

◾ Keogh (Class R1) (no longer offered)

◾ ATRA (After-Tax Retirement Annuity) (Class R2)

Subject to the terms of your Contract, if you are a new investor, you may be able to cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total product value. You should review this Prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The CREF Accounts are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Table of contents

Special terms 4

Important information you should consider about the Contract 6

Overview of the Contract 9

Fee and expense tables of each Contract 11

Principal risks of investing in the Contract 16

Who we are and other related information 19

CREF 19

The Accounts 19

Portfolio holdings disclosure 20

Your voting rights 20

Management of the Accounts 21

The investment adviser 21

Portfolio management teams 21

The distributor 24

Administrator 25

About CREF’s expenses 25

Information from TIAA: TIAA plan pricing, employer plan fees and potential transfer fees 28

The annuity contracts we offer 28

Starting out and how to purchase a contract 31

Important information about procedures for opening a new account 33

What this means for you 33

Class eligibility 33

Choosing accounts 34

Conflicts of interest 37

How to transfer and withdraw
your money 37

Loans 42

Market timing/excessive
trading policy 44

Timing of payments to you 45

When you are ready to receive
your annuity income 46

Illustrations of annuity payments 51

Benefits available under the Contract 56

Death benefits 56

Other features of the Contract 60

Taxes 61

Additional information 70

Appendix: Accounts available under the Contract 71

Appendix: Additional information about the Accounts available under the Contract 73

Your investment options 73

Stock Account 74

Global Equities Account 76

Growth Account 79

Equity Index Account 81

Core Bond Account 82

Inflation-Linked Bond Account 84

Social Choice Account 86

Money Market Account 91

Principal risks of investing in equity Accounts 93

Principal risks of investing in the Fixed-Income Accounts and the Money Market Account 99

Past performance 108

More about benchmarks and other indices 114

Additional information about investment strategies and risks 117

Special terms

The terms and phrases below are defined so you will know how they are used in this Prospectus. To understand some definitions, you may have to refer to other defined terms.

Account. Any of CREF’s investment portfolios. Each Account is a separate portfolio with its own investment objective, which offers four classes of units.

Accumulation. The total value of your accumulation units under the Contract.

Accumulation Phase. The phase during which investment account accumulations are held under a Contract prior to their being annuitized or otherwise paid out.

Accumulation Unit. A share of participation in an investment account for someone in the accumulation phase. Each class of each Account has its own accumulation unit value, which typically changes daily.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. You are the Annuitant under the Contract.

Annuity Partner. The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you. In some Contracts, this person is referred to as the second annuitant.

Annuity Phase. The phase during which investment account accumulations are annuitized or otherwise paid out.

Annuity Unit. A measure used to calculate the amount of annuity payments, which is based on the expenses of Class R3 of each Account.

Beneficiary. Any person or institution you name, in a form satisfactory to us, to receive benefits if you die during the accumulation phase or if you (and your Annuity Partner, if you have one) die before the end of any guaranteed period.

Business Day. Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges NYSE Arca Equities or NYSE American (collectively with NYSE, the “NYSE Exchanges”) is open for trading. A Business Day generally ends at 4 p.m. Eastern Time or when trading closes on the NYSE Exchanges, if earlier. A Business Day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day. Any day of the year. Calendar days end at the same time as a Business Day.

Class. Each Account issues four classes of units (Class R1, Class R2, Class R3 and Class R4) which have different administrative and distribution expenses.

Commuted Value. The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Certificate. The companion CREF certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

4     Prospectus  ■  College Retirement Equities Fund

Contract. The individual, group and tax-deferred variable annuity contracts described in this Prospectus under the section “The annuity contracts we offer,” including your certificate and any endorsements under the Contract.

Eligible Institution. A nonprofit institution, including any governmental institution, organized in the United States.

Employer. Your employer is the organization that remits your premiums that you invest under your Contract.

Good Order. Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, or withdrawals of payment of death or other benefits), and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, Contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests are not in good order, the transaction may be cancelled.

Guaranteed Period. The period during which annuity payments remaining due after your death and the death of your Annuity Partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method. How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option. Any of the ways you can elect to receive your annuity income. It is also referred to as an “annuity option.”

Participant. Any person who owns a CREF Contract. Sometimes an employer can be a participant.

Premiums. Monies invested to purchase Accumulation Units in an Account.

TIAA. Teachers Insurance and Annuity Association of America, which is the companion organization of CREF. TIAA offers variable and fixed annuities like TIAA Traditional, TIAA Real Estate Account and TIAA Access, which may be offered alongside the CREF Accounts. TIAA is also the parent company of CREF’s investment adviser and distributor, and serves as CREF’s administrator.

You or Your. This means any contract owner or any prospective contract owner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

Valuation Day. Any Business Day.

College Retirement Equities Fund  ■  Prospectus     5

Important information you should consider about the Contract

Location in Prospectus
FEES AND EXPENSES
Charges for Early Withdrawals	● None			How to transfer and withdraw your money
Transaction Charges

● The Contract does not impose a transaction charge nor a transfer charge.

● Currently, TIAA does not charge CREF participants for transfers of their accumulations to the TIAA Traditional annuity product. However, TIAA reserves the right to charge CREF participants in the accumulation phase a fee on transfers to TIAA Traditional in the future. CREF participants will receive prior notice of the imposition of such a transfer fee.

Fee and expense tables of each Contract
	● A $75 origination fee ($125 for residential loans) and a $25 annual maintenance fee will apply to Retirement Plan Loans.			Loans
Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses (not including any fees of a financial advisor) that you may pay each year, depending on the options you choose. Please refer to your plan documents for information about the specific fees you will pay each year based on the options you have elected.

Fee and expense tables of each Contract
	Annual Fee	Minimum	Maximum

	Annual Contract Expenses (Varies by Investment Account and Class) (as a percentage of average annual net assets)	CREF Equity Index Account, Class R4: 0.030%	CREF Stock Account, Class R1: 0.490%

	Optional benefits available for an additional charge (for single optional benefit, if elected)	N/A	N/A

6     Prospectus  ■  College Retirement Equities Fund

Location in Prospectus

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost (not including any fees of a financial advisor) you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.

	Lowest Annual Cost: CREF Equity Index Account, Class R4: $29	Highest Annual Cost: CREF Stock Account, Class R1: $467

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Least expensive combination of Contract Classes and Account management fees

● No optional benefits

● No sales charges

● No additional purchase payments, transfers or withdrawals

Assumes:

● Investment of $100,000

● 5% annual appreciation

● Most expensive combination of Contract Classes, Account management fees and optional benefits

● No sales charges

● No additional purchase payments, transfers or withdrawals

RISKS
Risk of Loss	● You can lose money by investing in your Contract, including loss of principal.		Principal risks of investing in the Contract

Not a Short-Term Investment

● The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash (except for the Money Market Account).

● The benefits of a tax deferral product, adding premiums over time to the value of your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

● Your employer’s plan or the Internal Revenue Code (“IRC”) may impose restrictions on your ability to redeem your accumulation under certain circumstances.

● If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.

Principal risks of investing in the Contract

Risks Associated with Investments

● An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the Accounts that you choose under the Contract.

● Each Account has its own unique risks.

● You should review the Accounts before making an investment decision.

Principal risks of investing in the Contract Appendix—Additional information about the Accounts available under the Contract

College Retirement Equities Fund  ■  Prospectus     7

Location in Prospectus
Insurance Company Risks

● An investment in the Contract is subject to risks related to CREF, and any obligations, guarantees or benefits of the Contract are subject to CREF’s claims-paying ability. CREF may not be able to meet its obligations to you. CREF is not an insurance company.

Principal risks of investing in the Contract
RESTRICTIONS
Investments

● Though the Accounts are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those Accounts available under the terms of your employer’s plan and this Prospectus.

● Your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

● We have adopted policies and procedures to discourage market timing and excessive transaction activity.

● We reserve the right to add or close Accounts, substitute another Account without your consent, or combine Accounts. A substituted Account may have different fees and expenses.

Who we are and other related information Market timing/excessive trading policy
Optional Benefits

● Certain optional benefits are subject to a minimum dollar amount. We reserve the right to cancel optional benefits at any time.

● There are restrictions on the frequency of transactions within a certain period.

● We may terminate the transfer feature of the Contract at any time.

Benefits available under the Contract Other features of the Contract
TAXES
Tax Implications

● You should consult with a qualified tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

● Withdrawals on your Contract will be subject to ordinary income tax and may be subject to premature distribution taxes if taken before age 59½.

● Generally, you are not taxed until you make a withdrawal from the Contract.

● Premium taxes may apply with respect to the Contract.

● If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation

● Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.

Conflicts of interest

8     Prospectus  ■  College Retirement Equities Fund

Location in Prospectus
Exchanges

● Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

How to transfer and withdraw your money

Overview of the Contract

Purpose of the Contract

The Contract is a tax-deferred variable annuity contract. It is designed for retirement planning purposes and to help you accumulate assets through investments in the Accounts. The value of your investments or accumulation units is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulation to calculate the payments that we make during the annuity phase. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your annuity payouts and optional benefits. The Contract also includes a standard death benefit to help financially protect your designated beneficiary.

This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the accumulation of the Contract. Because withdrawals will be subject to ordinary income tax and may be subject to premature distribution taxes on early withdrawals if taken before age 59½, the Contract is not intended for individuals who may need to access invested funds within a short-term timeframe or on a frequent basis. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers between the investment accounts.

Your financial goal in acquiring the Contract should be consistent with a long-term insurance product for retirement income or other long-term investment purposes offering the prospect of growth through the investment of premiums in the Accounts.

Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).

Accumulation phase

During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Premium payments made during the accumulation phase are subject to your employer’s plan and IRC limits and may continue until the annuity starting date.

College Retirement Equities Fund  ■  Prospectus     9

To accumulate value during the accumulation phase, you may allocate your premiums and earnings into one or more Accounts that are available under the Contract and your employer’s plan. Currently, CREF offers eight Accounts: Stock, Global Equities, Growth, Equity Index, Core Bond, Inflation-Linked Bond, Social Choice and Money Market. Each Account has different investment strategies, objectives and risk profiles. Amounts that you allocate to an Account will increase or decrease in dollar value depending on the investment performance of the Account.

You bear the risk of any decline in the balance of your Contract resulting from the performance of the Accounts you have chosen. Your accumulation value could decline significantly, and there is a risk of loss of the entire amount invested. You should consider the investment objectives, risks, and charges and expenses of each Account carefully before making an investment decision. Additional information about each Account is provided in the Appendix at the end of this Prospectus.

Annuity phase

You enter the income phase when you annuitize your Contract. The annuity phase occurs after the annuity starting date and when you or a second annuitant begins receiving regular annuity payments from your Contract. During the income phase, you will receive a stream of income payments for the annuity payout period of time you elect. Subject to the provisions under your Contract and your employer’s plan, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed period; (2) annuity for a fixed period; (3) two-life annuities; (4) minimum distributions; (5) retirement transition benefit (single-sum payments); and (6) Income Test Drive. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your Contract. During the annuity phase, your annuity units will continue to be allocated to the Accounts chosen by you. All accumulation phase benefits terminate upon annuitization, including the standard death benefit.

Please note that when you annuitize, your accumulation will be converted to income payments. If you elect partial annuitization, you may apply a portion of your accumulation to one of the income payment options that we offer, while the remainder of your accumulation can remain invested in your investment account. When you fully annuitize your entire accumulation, generally, you will no longer be able to make withdrawals from your Contract and all accumulation phase benefits terminate, including the death benefit.

Contract features

The Contract provides for the accumulation of retirement savings and income. The Contract offers income, death benefit protection and various payout options.

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your Contract. Withdrawals may reduce your account value, will

10     Prospectus  ■  College Retirement Equities Fund

be subject to ordinary income tax and may be subject to premature distribution taxes if you take a withdrawal before age 59½.

Tax Treatment. You can transfer money between Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; (4) payment of a death benefit; or (5) if you default on a loan from your Contract.

Death Benefit. The Contract includes a standard death benefit, which will pay a death benefit to your designated beneficiary at the time of your death.

Loans. To the extent your employer’s plan provides and in accordance with certain other conditions, you may request a loan from your available investment account accumulations and it must be requested before your annuity starting date. The loan will be issued in accordance with the terms of a loan agreement and the loan agreement will describe the terms, conditions and any fees or charges for the loan.

Additional features

Systematic Withdrawals. Subject to the provisions under your Contract, you may have withdrawals redeemed from one or more of the Accounts on a systematic basis. Systematic withdrawals are generally subject to a minimum amount of $100 and may be scheduled to be paid semi-monthly, monthly, quarterly, semi-annually or annually. Withdrawals may lower your Contract value, will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59½.

Systematic Transfers. Subject to the provisions under your Contract, systematic transfers between Accounts are generally subject to a minimum amount of $100. Systematic transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually.

Systematic Withdrawals to Pay Advisory Fees. Subject to the provisions under your Contract, you may authorize a series of systematic withdrawals to pay the fees of your financial advisor. Such withdrawals may occur monthly, quarterly, semi-annually or annually and are transacted at the current accumulation unit value (“AUV”) of the specified Investment Account. Withdrawals will lower your Contract value.

Fee and expense tables of each Contract

The following tables describe the fees and estimated expenses that you will pay when buying, owning, surrendering, or making withdrawals from the Contract. TIAA or subsidiaries of TIAA provide or arrange for the provision of services for CREF “at cost” to TIAA and its affiliates. Please refer to your plan documents for information about the specific fees you will pay each year based on the options you have elected.

College Retirement Equities Fund  ■  Prospectus     11

The first table describes the fees and estimated expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between Accounts. State premium taxes may also be deducted. These fees and expenses do not reflect any advisory fees paid to financial intermediaries from your Contract value or other assets or any plan-level fees for TIAA recordkeeping (as discussed in further detail in the section entitled “Information from TIAA: TIAA plan pricing, employer plan fees and potential transfer fees” below). If such charges were reflected, the fees and expenses would be higher.

TRANSACTION EXPENSES

	Charge on all accounts
	Class R1	Class R2	Class R3	Class R4
Sales load imposed on purchases (as a percentage of premiums)	none	none	none	none
Deferred sales load (or surrender charge) (as a percentage of premiums or amount surrendered, as applicable)	none	none	none	none
Exchange fee or Redemption fee[1]	none	none	none	none
General loan origination fee	$75	$75	$75	$75
Residential loan origination fee	$125	$125	$125	$125
Annual loan maintenance fee	$25	$25	$25	$25

[1]

Currently, TIAA does not charge CREF participants for transfers of their accumulations to the TIAA Traditional annuity product. However, TIAA reserves the right to charge CREF participants in the accumulation phase a fee on transfers to TIAA Traditional in the future. CREF participants will receive prior notice of the imposition of such a transfer fee.

The next table describes the fees and expenses of each Account (not including any advisory fees paid to financial intermediaries) that you will pay each year during the time that you own the Contract.

12     Prospectus  ■  College Retirement Equities Fund

ESTIMATED ANNUAL CONTRACT EXPENSES
(as a percentage of average net assets)

	Base contract expenses	Management fees	Other expenses: Administrative expenses	Other expenses: Distribution expenses	Total other expenses	Total annual expense deductions

Stock Account
Class R4	0.005%	0.095%	0.010%	0.005%	0.015%	0.115%
Class R3	0.005	0.095	0.135	0.020	0.155	0.255
Class R2	0.005	0.095	0.190	0.030	0.220	0.320
Class R1	0.005	0.095	0.325	0.065	0.390	0.490

Global Equities Account
Class R4	0.005%	0.090%	0.010%	0.005%	0.015%	0.110%
Class R3	0.005	0.090	0.135	0.020	0.155	0.250
Class R2	0.005	0.090	0.190	0.030	0.220	0.315
Class R1	0.005	0.090	0.325	0.065	0.390	0.485

Growth Account
Class R4	0.005%	0.055%	0.010%	0.005%	0.015%	0.075%
Class R3	0.005	0.055	0.135	0.020	0.155	0.215
Class R2	0.005	0.055	0.190	0.030	0.220	0.280
Class R1	0.005	0.055	0.325	0.065	0.390	0.450

Equity Index Account
Class R4	0.005%	0.010%	0.010%	0.005%	0.015%	0.030%
Class R3	0.005	0.010	0.135	0.020	0.155	0.170
Class R2	0.005	0.010	0.190	0.030	0.220	0.235
Class R1	0.005	0.010	0.325	0.065	0.390	0.405

Core Bond Account
Class R4	0.005%	0.070%	0.010%	0.005%	0.015%	0.090%
Class R3	0.005	0.070	0.135	0.020	0.155	0.230
Class R2	0.005	0.070	0.190	0.030	0.220	0.295
Class R1	0.005	0.070	0.325	0.065	0.390	0.465

Inflation-Linked Bond Account
Class R4	0.005%	0.025%	0.010%	0.005%	0.015%	0.045%
Class R3	0.005	0.025	0.135	0.020	0.155	0.185
Class R2	0.005	0.025	0.190	0.030	0.220	0.250
Class R1	0.005	0.025	0.325	0.065	0.390	0.420

Social Choice Account
Class R4	0.005%	0.045%	0.010%	0.005%	0.015%	0.065%
Class R3	0.005	0.045	0.135	0.020	0.155	0.205
Class R2	0.005	0.045	0.190	0.030	0.220	0.270
Class R1	0.005	0.045	0.325	0.065	0.390	0.440

College Retirement Equities Fund  ■  Prospectus     13

	Base contract expenses	Management fees	Other expenses: Administrative expenses	Other expenses: Distribution expenses	Total other expenses	Total annual expense deductions

Money Market Account
Class R4	0.005%	0.020%	0.010%	0.005%	0.015%	0.040%
Class R3	0.005	0.020	0.135	0.020	0.155	0.180
Class R2	0.005	0.020	0.190	0.030	0.220	0.245
Class R1	0.005	0.020	0.325	0.065	0.390	0.415

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and Account operating expenses. This example does not reflect any advisory fees paid to financial intermediaries from your Contract value or other assets or any plan-level fees for TIAA recordkeeping (as discussed in further detail in the section entitled “Information from TIAA: TIAA plan pricing, employer plan fees and potential transfer fees” below). If such charges were reflected, the costs of the Contract would be higher.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated and surrender your Contract at the end of each of these time periods. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Account operating expenses. We do not impose a surrender charge when you make a withdrawal nor do we charge for any elected optional benefit under the Contract. As a result, your Contract value would be the same whether or not you surrender or annuitize at the end of the applicable time period. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

14     Prospectus  ■  College Retirement Equities Fund

	1 year	3 years	5 years	10 years

Stock Account
Class R4	$118	$371	$649	$1,474
Class R3	$261	$821	$1,435	$3,245
Class R2	$327	$1,029	$1,798	$4,058
Class R1	$501	$1,572	$2,742	$6,160

Global Equities Account
Class R4	$113	$355	$621	$1,410
Class R3	$256	$805	$1,407	$3,182
Class R2	$322	$1,013	$1,770	$3,996
Class R1	$496	$1,556	$2,714	$6,099

Growth Account
Class R4	$77	$242	$424	$963
Class R3	$220	$693	$1,211	$2,741
Class R2	$287	$901	$1,575	$3,558
Class R1	$460	$1,444	$2,520	$5,669

Equity Index Account
Class R4	$31	$97	$170	$386
Class R3	$174	$548	$959	$2,173
Class R2	$241	$757	$1,323	$2,993
Class R1	$414	$1,301	$2,271	$5,114

Core Bond Account
Class R4	$92	$290	$509	$1,155
Class R3	$235	$741	$1,295	$2,930
Class R2	$302	$949	$1,659	$3,746
Class R1	$476	$1,492	$2,603	$5,853

Inflation-Linked Bond Account
Class R4	$46	$145	$255	$579
Class R3	$189	$596	$1,043	$2,362
Class R2	$256	$805	$1,407	$3,182
Class R1	$430	$1,349	$2,354	$5,299

Social Choice Account
Class R4	$67	$210	$368	$835
Class R3	$210	$660	$1,155	$2,615
Class R2	$276	$869	$1,519	$3,433
Class R1	$450	$1,413	$2,465	$5,546

Money Market Account
Class R4	$41	$129	$226	$515
Class R3	$184	$580	$1,015	$2,299
Class R2	$251	$789	$1,379	$3,119
Class R1	$425	$1,333	$2,326	$5,237

College Retirement Equities Fund  ■  Prospectus     15

Portfolio turnover

The Accounts pay transaction costs, such as commissions, when they buy and sell securities (or “turn over” their portfolios). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Contract expenses or in the example, affect an Account’s performance. During the most recent fiscal year, the Accounts’ portfolio turnover rates were the following percentages of the average value of their portfolios:

Stock Account: 41%

Global Equities Account: 36%

Growth Account: 41%

Equity Index Account: 2%

Core Bond Account: 176%

Inflation-Linked Account: 16%

Social Choice Account: 88%

Principal risks of investing in the Contract

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this Prospectus. Additional risks and details regarding various risks and benefits of investing in the Contract are described in other sections of the Prospectus and in the Statement of Additional Information (“SAI”). These include more specific risks that each Account may be subject to, which are detailed in the Appendix. The Contract may be subject to additional risks other than those identified and described in the Prospectus and SAI.

Risk of Loss. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not guaranteed by the U.S. Government, the FDIC or any other governmental agency.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash (except for the Money Market Account). The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long-time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right Contract for you. If you make early withdrawals, you may be subject to pay ordinary income tax, including a premature distribution tax if you are under age 59½. Your employer’s plan or the IRC may impose restrictions on your ability to redeem your accumulation under certain circumstances.

16     Prospectus  ■  College Retirement Equities Fund

Investment Risk. As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the Accounts. Performance can vary depending on the performance of the Accounts you selected that are available under the Contract. You bear the risk of any decline in the account balance of your Contract resulting from the performance of the Accounts you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review the Accounts carefully before making an investment decision.

Each Account will have its own unique risks. We do not guarantee the investment performance of the Accounts, and you bear the entire investment risk. Additional information regarding the Accounts available under your Contract is provided below in this Prospectus under “Appendix—Additional information about the Accounts available under the Contract.”

Risks Associated with CREF. An investment in the Contract is subject to risks related to CREF and any obligations, guarantees or benefits of the Contract are subject to CREF’s overall financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any variable annuity. The “mortality risk” of each Account is shared among those who receive income from it and is not guaranteed by either CREF or TIAA.

Possible Adverse Tax Consequences. The tax rules applicable to the Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the Contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a qualified tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Business Continuity Risks. We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises, disease outbreaks and terrorist acts, which could adversely affect our ability to administer a Contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process Contract transactions or to calculate Contract values. We outsource certain critical business functions to third parties

College Retirement Equities Fund  ■  Prospectus     17

and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the Contract could be impaired.

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, we, any third party administrator, the Accounts, intermediaries and other affiliated or third party service providers are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cybersecurity failures by us or any of our service providers, the Accounts, or the issuers of securities in which the Accounts invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses; interference with our processing of Contract transactions, including the processing of orders from our website; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that we or our service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, we cannot directly control the cybersecurity plans or systems implemented by our service providers.

18     Prospectus  ■  College Retirement Equities Fund

Who we are and other related information

CREF

Founded in 1952, CREF is a nonprofit membership corporation established in New York State. Its home office is located at 730 Third Avenue, New York, NY 10017-3206. There are also local offices across the United States including Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco and Washington, D.C., as well as service centers in New York, Denver and Charlotte. CREF is a diversified, open-end management investment company that is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF, the first company in the United States to issue a variable annuity, is the companion organization of TIAA. CREF is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of certain other jurisdictions in which the Contracts are offered. For additional information, see the SAI.

TIAA was founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and offers traditional annuities, such as TIAA Traditional. TIAA also offers variable annuities that invest in, among other things, real estate (the “TIAA Real Estate Account”) and in mutual funds that invest in equities and fixed-income investments (“TIAA Access”). TIAA is located at 730 Third Avenue, New York, NY 10017-3206.

Together, CREF and TIAA form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world based on assets under management. As of December 31, 2022, CREF’s net assets were approximately $215.4 billion and the combined net assets for TIAA, CREF and other entities within the TIAA organization totaled approximately $1.21 trillion.

The Accounts

Currently, CREF offers eight Accounts: Stock, Global Equities, Growth, Equity Index, Core Bond, Inflation-Linked, Social Choice and Money Market Accounts. The Accounts are designed to fund individual and group variable contracts in retirement plans. CREF may in the future offer additional Accounts.

Although CREF owns the assets of each Account and the obligations under the Contract are obligations of CREF, the Contract states that each Account’s income, investment gains, and investment losses are credited to or charged against the assets of that Account without regard to CREF or the other Accounts’ other income, gains, or losses. Under New York law, we cannot charge any Account with liabilities incurred by any other Account, nor can CREF be charged with any liabilities incurred by TIAA or any of its affiliates other than those arising from the Contracts.

When the Contracts are purchased through qualified plans, earnings on accumulation in the Accounts are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

College Retirement Equities Fund  ■  Prospectus     19

You may allocate premiums among the Accounts.

Though the Accounts are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those Accounts available under the terms of your employer’s plan. Although offered by TIAA, the TIAA Traditional Annuity, the TIAA Real Estate Account, and TIAA Access may not be offered by your employer’s plan and are not covered by the terms of this Prospectus. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

CREF reserves the right to change the Accounts available in the future, including adding, removing or merging Accounts, or materially changing their investment characteristics.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the Accounts that you select. We do not guarantee the investment performance of any of the Accounts, and you bear the entire investment risk.

The information regarding each Account available under your Contract, including (i) its name; (ii) a statement concerning its investment objectives and strategies; (iii) its investment adviser; (iv) current expenses; and (v) performance is provided below in this Prospectus under “Appendix—Additional information about the Accounts available under the Contract.” Expense information regarding the Accounts is located above in the section entitled “Fee and expense tables of each Contract.”

Portfolio holdings disclosure

A description of CREF’s policies and procedures with respect to the disclosure of the Accounts’ portfolio securities is available in the SAI.

Your voting rights

How many votes a participant can cast on matters that require a vote of participants will be determined separately for each Account. You will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund on the record date.

Issues that affect all the Accounts in substantially the same way will be voted on by all participants, without regard to the individual Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account. Each class will have exclusive voting rights on any matter submitted to participants that relates solely to such class. Each class will also have separate voting rights on any matter submitted to participants in which the interests of one class differ from the interests of any other class.

20     Prospectus  ■  College Retirement Equities Fund

Management of the Accounts

The investment adviser

TIAA-CREF Investment Management, LLC (“TCIM”) manages the assets of each CREF Account under the supervision of the Board of Trustees of CREF (“Board of Trustees”). TCIM is a wholly controlled subsidiary of TIAA and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. TCIM shares investment personnel with other affiliates of TIAA, including Teachers Advisors, LLC (“Advisors”). As of December 31, 2022, TCIM and Advisors together had approximately $556.7 billion of assets under management. TCIM is located at 730 Third Avenue, New York, NY 10017-3206.

Under its investment management services agreement with CREF, TCIM’s duties include managing the assets of the Accounts, subject to the supervision of the Board of Trustees. TCIM also arranges for the provision by State Street Bank and Trust Company of portfolio accounting, custodial and related services for each Account. TCIM supervises and acts as liaison among various other service providers to the Accounts. All services provided by TCIM to the Accounts are provided by TCIM at cost.

During the fiscal year ended December 31, 2022, the Accounts reimbursed TCIM for its aggregate investment management expenses expressed as a percentage of the Accounts’ total net assets of 0.062%. TCIM offers its investment management services to the Accounts on an at-cost basis.

A discussion regarding the basis for the Board of Trustees’ approval of each Account’s investment management agreement is available in CREF’s most recent semiannual report to participants for the six-month period ended June 30. For a free copy of CREF’s participant reports, please call 877-518-9161, visit CREF’s website at www.tiaa.org or visit the SEC’s website at www.sec.gov.

Portfolio management teams

Each Account is managed by a team of managers, whose members are responsible for the day-to-day management of the Account, with expertise in the area(s) applicable to the Account’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Account and others are principally responsible for asset allocation. The following is a list of members of the management teams primarily responsible for managing each Account’s investments, along with their relevant experience. The members of each team may change from time to time.

College Retirement Equities Fund  ■  Prospectus     21

Name & Title	Portfolio role	Experience over past five years	Total experience (since dates specified below)
			At TIAA	Total	On Team
STOCK ACCOUNT
Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2003 to Present (chief investment officer)	2003	1995	2008
David Chalupnik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2002 to Present (portfolio management of core and value-focused portfolios)	2002	1984	2020
John Cunniff, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (oversight and management responsibility for asset allocation funds)	2006	1992	2022

GLOBAL EQUITIES ACCOUNT
John Tribolet Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of global and international equity portfolios)	2005	1997	2006
Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2003 to Present (chief investment officer)	2003	1995	2020

GROWTH ACCOUNT
Terrence Kontos, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (research and portfolio management of domestic growth portfolios)	2012	2005	2014
Saira Malik, CFA Senior Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2003 to Present (chief investment officer)	2003	1995	2020
Karen Hiatt, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2021 to Present (portfolio management of domestic large-cap growth portfolios); Allianz—1998 to 2021 (portfolio management of domestic large-cap growth portfolios and head of global technology team)	2021	1994	2021

EQUITY INDEX ACCOUNT
Philip James (Jim) Campagna, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005

22     Prospectus  ■  College Retirement Equities Fund

Name & Title	Portfolio role	Experience over past five years	Total experience (since dates specified below)
			At TIAA	Total	On Team
EQUITY INDEX ACCOUNT (continued)
Lei Liao, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2012	2005	2014
Darren Tran, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2019

CORE BOND ACCOUNT
Joseph Higgins, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1995 to Present (fixed-income portfolio management)	1995	1995	2011
Jason O’Brien, CFA Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates of TIAA—1993 to Present (fixed-income portfolio management)	1993	1993	2020
Peter Agrimson, CFA Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates of TIAA—2008 to Present (fixed-income portfolio management)	2008	2005	2023

INFLATION-LINKED BOND ACCOUNT
Nicholas Travaglino Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2014 to Present (fixed-income portfolio management)	2014	1997	2016
Chad Kemper Senior Director	Portfolio Manager	Advisors, TCIM, Nuveen Asset Management and other advisory affiliates of TIAA—1999 to Present (fixed-income portfolio management)	1999	1999	2020
Peter Agrimson, CFA Managing Director	Portfolio Manager	Advisors, Nuveen Asset Management and other advisory affiliates of TIAA—2008 to Present (fixed-income portfolio management)	2008	2005	2023

SOCIAL CHOICE ACCOUNT
Stephen Liberatore, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (fixed-income credit research and portfolio management of ESG/impact portfolios)	2004	1994	2004

College Retirement Equities Fund  ■  Prospectus     23

Name & Title	Portfolio role	Experience over past five years	Total experience (since dates specified below)
			At TIAA	Total	On Team
SOCIAL CHOICE ACCOUNT (continued)
Philip James (Jim) Campagna, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	1991	2005
Lei Liao, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2012 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2012	2005	2014
Darren Tran, CFA Managing Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index and ESG portfolios)	2005	2000	2022

MONEY MARKET ACCOUNT
Chad Kemper Senior Director	Portfolio Manager	Advisors, TCIM, Nuveen Asset Management and other advisory affiliates of TIAA—1999 to Present (fixed-income portfolio management)	1999	1999	2020
Andrew Hurst Director	Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (fixed-income portfolio management and operations)	2005	2000	2020

The Accounts’ SAI provides additional disclosure about the compensation structure for each of the Accounts’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of accumulation units in each of the Accounts they manage.

The Distributor

The principal underwriter and distributor of the Contracts is TIAA-CREF Individual & Institutional Services, LLC (“Services”), a wholly controlled subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the Contracts. Each class of each Account pays Services an annual Rule 12b-1 fee to cover the expenses Services incurs on its behalf on an at-cost basis, up to a maximum annual fee of 0.25% of average net assets.

24     Prospectus  ■  College Retirement Equities Fund

Administrator

TIAA, which serves as administrator to CREF, is located at 730 Third Avenue, New York, NY 10017-3206. Administrative expenses, which are charged to cover expenses of the administration and operations of CREF and the Contracts on an at-cost basis, include expenses associated with recordkeeping, premium allocation, tax and financial reporting, accounting, legal and compliance, facilities, and other Contract owner-related services. Administrative expenses may also include certain costs associated with the provision by TIAA entities of recordkeeping and other plan-related services for plans and their participants utilizing the Contracts.

About CREF’s expenses

CREF deducts expenses from the net assets of each class of each Account each Valuation Day for, among other services and expenses, investment management, administration and distribution services. Please see the section above entitled “Fee and expense tables of each Contract” for the amounts of these estimated Account-level expenses. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF “at cost” to TIAA and its affiliates. Each Account currently issues four classes of units under the Contracts: Class R1, Class R2, Class R3 and Class R4. There are differences among the expenses associated with each class, such as different administrative and distribution expenses, as described below.

● Investment management expenses. These expenses generally include investment management, portfolio accounting and custodial services, and are the same across all classes within an Account as a percentage of each class’s average daily net assets. These expenses are included in the category labeled “Management fees” in the expense table above.

● Administrative expenses. Administrative expenses cover two types of expenses. The first type of expenses are charged to each class to cover the administration and operations of CREF and the Contracts, including expenses associated with Contract recordkeeping, tax and financial reporting, accounting, legal and compliance, facilities, and other Contract owner-related services. The second type of expenses are charged to Classes R1, R2 and R3 only and include certain costs associated with the provision by TIAA entities of recordkeeping, premium allocation, and other plan-related services for plans and their participants utilizing the Contracts. These administrative expenses are allocated to each CREF Account and to each class within an Account in accordance with applicable allocation procedures. This means that participants invested in a particular CREF Account will be subject to different administrative expenses depending upon the class of the Account they own. These expenses are included in the category labeled “Other expenses: Administrative expenses” in the expense table above.

College Retirement Equities Fund  ■  Prospectus     25

● Distribution expenses. These expenses are paid under a distribution plan that CREF has adopted authorizing payment of Rule 12b-1 or distribution expenses. These expenses are for all expenses associated with the provision of distribution services for the CREF Contracts, and consistent with the administrative services, relate in part to expenses charged to each class and in part to expenses charged to Classes R1, R2, and R3 only. The distribution services include informing you about the Contracts and how you can invest, helping employers implement and manage retirement plans and for certain other purposes. The annual distribution expense charge will not be more than 0.25% of an Account’s average daily net assets attributable to any class. These expenses are allocated to each CREF Account and to each class within an Account in accordance with applicable allocation procedures. This means that participants invested in a particular CREF Account will be subject to different distribution expenses depending upon the class of the Account they own. These expenses are included in the category labeled “Other expenses: Distribution expenses” in the expense table above.

CREF expenses also include the costs of its audit and legal services, and certain other services provided by third parties, all of which are included in one or more of the expense groups noted above. These expenses may be allocated to one or more particular CREF Accounts and/or classes in accordance with applicable allocation procedures.

CREF also deducts a mortality and expense risk charge that is paid to TIAA to guarantee that CREF participants transferring funds to TIAA for the immediate purchase of lifetime payout annuities will not be charged more than the rate stipulated in the CREF Contract. This mortality and expense risk charge is a direct insurance charge. This charge is the same across all Accounts and classes within an Account as a percentage of each class’s average daily net assets. This expense is included in the category labeled “Base contract expenses” in the expense table above.

All expenses of an Account not specifically attributable to a particular class of that Account are allocated to each class of the Account on the basis of the net assets attributable to that class in relation to the aggregate net assets of the Account. Expenses attributable to an Account allocated to a particular class are borne equally within an Account as a percentage of each class’s average daily net assets by all units within that class.

The estimated annual expense deduction rates that appear in this Prospectus reflect estimates of the amounts we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2023 through April 30, 2024. Actual expenses may be higher or lower.

After the end of every calendar quarter, CREF reconciles the amount deducted from each class of an Account with the expenses actually incurred by the class of the Account and, if there is a difference, it is added to or deducted from the class of the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar

26     Prospectus  ■  College Retirement Equities Fund

quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at-cost deductions are based on projections of overall expenses and the assets of each class of an Account, and the size of any adjusting payments will be directly affected by how different the projections are from a class of an Account’s actual assets or expenses. To the extent that the cost projections substantially differ from an Account’s actual expenses, the cost deduction rates may be adjusted.

The size of an Account’s assets can be affected by a number of factors, including premium growth, participant transfers into or out of the Account and market performance affecting the value of the Account’s portfolio holdings. In addition, CREF’s operating expenses can fluctuate based on a number of factors, including participant transaction volume, operational efficiency, and technological, personnel and other infrastructure costs. Historically, the adjusting payments have resulted in both upward and downward adjustments to CREF’s expense deductions for the following quarter.

CREF revises its expense rates (the daily deduction rate before the quarterly adjustment) from time to time, usually on an annual basis, in an effort to keep deductions as close as possible to actual expenses. CREF makes payments to Services for distribution services, pursuant to its 12b-1 plan, as described above.

TIAA plan pricing arrangements can affect the overall costs of retirement investment for employers and participants and are not reflected in the CREF “at cost” expenses described in this Prospectus. For example, since all Class R4 participants participate through employer retirement plans, the total expense to each Class R4 participant would include, in addition to the CREF expenses described in this Prospectus, plan-level fees for TIAA recordkeeping that the plan passes on to the participant. For Contracts offered under a retirement plan through your employer, please contact TIAA (as noted in the section of this Prospectus entitled “Information from TIAA: TIAA plan pricing, employer plan fees and potential transfer fees” below) if you would like additional information.

Each Account currently issues four classes of units under the Contracts. CREF may in the future choose to offer additional or fewer classes of units of the Accounts.

Other than the Account-level expenses detailed in the section entitled “Fee and expense tables of each Contract” above, no other fees and expenses are charged by CREF, including no sales loads, charges for optional benefits or administrative fees. No commissions are paid on CREF transactions. All Account-level expenses are paid out of the assets of the Accounts. Depending upon your state of residence and personal circumstances, various premium and other tax consequences may apply to you. Some states assess premium taxes on the qualified accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, premium taxes range from 0% to 1%, on qualified annuity contract premiums depending on the state. Please consult your personal tax advisor for more information on your personal tax circumstances.

College Retirement Equities Fund  ■  Prospectus     27

Information from TIAA: TIAA plan pricing, employer plan fees and potential transfer fees

TIAA provides recordkeeping and other plan-related services for many retirement plans and their participants investing in the CREF Accounts. An employer that sponsors a retirement plan typically agrees with TIAA on the services to be provided and a total price for providing these services to the plan and its participants. TIAA plan pricing arrangements can affect the overall costs of retirement investing for employers and participants. TIAA plan pricing arrangements are not reflected in the CREF Account expenses described in this Prospectus, and may result in compensation to TIAA that is more or less than TIAA’s cost associated with services for any plan. In particular, although Class R4 participants will not be charged for any recordkeeping-related expenses through Class R4’s expense ratio, the overall expense to a participant would depend on the plan-level fees of TIAA for recordkeeping that the plan passes on to a participant. The details of TIAA plan pricing arrangements are the sole responsibility of TIAA and the employer and are not reflected in this Prospectus. For additional information, call TIAA at 800-842-2252.

Your employer may, in accordance with the terms of your plan, instruct TIAA to withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus Contract, and, if your certificate so provides, on your GRA, GSRA or GA Contract, to, among other things, meet the total plan price agreed to by TIAA and your employer for recordkeeping and other plan-related services. TIAA also reserves, in accordance with its procedures, the right to suspend or reinstate the employer’s instruction for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. Withdrawals are effected by TIAA solely at the instruction of the employer sponsoring the retirement plan, and a withdrawal cannot be revoked after its effective date under the plan.

Currently, TIAA does not charge CREF participants for transfers of their accumulations to the TIAA Traditional annuity product. However, TIAA reserves the right to charge CREF participants in the accumulation phase a fee on transfers to TIAA Traditional in the future. CREF participants will receive prior notice of the imposition of such a transfer fee.

The annuity contracts we offer

Annuity Contracts. You or your employer can purchase Contracts we offer (as described below) in connection with tax-qualified pension plans under IRC sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f), as well as Traditional, Roth and Rollover IRAs and SEP IRAs. The tax advantages available with these Contracts exist solely through one of these types of retirement plans or accounts. In contrast to many variable annuities, because these Contracts can invest in funds

28     Prospectus  ■  College Retirement Equities Fund

available to the general public, if the Contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the Contract in a tax-qualified plan. We also offer non-qualified ATRA (After-Tax Retirement Annuity) Contracts. We are not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the Accounts that you select. We do not guarantee the investment performance of the Accounts, and you bear the entire investment risk.

Subject to your employer’s plan and/or other eligibility requirements, we offer the following Contracts:

● RA (Retirement Annuity)

● GRA (Group Retirement Annuity)

● SRA (Supplemental Retirement Annuity)

● GSRA (Group Supplemental Retirement Annuity)

● Retirement Choice and Retirement Choice Plus Annuity

● GA (Group Annuity) and Institutionally Owned GSRAs

● Traditional and Roth IRAs and Rollovers (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans) (Rollover IRAs are no longer offered but we continue to service them)

● Keogh (no longer offered)

● ATRA (After-Tax Retirement Annuity)

RA (Retirement Annuity) and GRA (Group Retirement Annuity). RA and GRA Contracts are used mainly for employer sponsored retirement plans. RA Contracts are issued directly to you. GRA Contracts, which are group contracts, are issued through an agreement between your employer and CREF.

Depending on the terms of your employer’s plan, RA premiums can be paid by your employer, you or both. GRA premiums can only be paid by your employer (though some premiums may be paid by your employer pursuant to a salary reduction agreement with you). If you are paying some or all of the periodic premiums, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. Your employer may offer you the option of making contributions in the form of after-tax Roth contributions, though you will not be able to take tax deductions for these contributions. You can also transfer accumulations from another investment choice under your employer’s plan to your Contract. Your GRA premiums can be from pre-tax or after-tax contributions. As with RAs, you can transfer your accumulations from another investment choice under your employer’s plan to your GRA Contract.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity). These are generally limited to supplemental voluntary tax-

College Retirement Equities Fund  ■  Prospectus     29

deferred annuity (TDA) plans and supplemental 401(k) plans. SRA Contracts are issued directly to you. GSRA Contracts, which are group contracts, are issued through an agreement between your employer and CREF. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Your employer may offer you the option of making contributions in the form of after-tax Roth contributions, though you will not be able to take tax deductions for these contributions. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans subject to the terms of the plan.

Retirement Choice/Retirement Choice Plus Annuities. These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee. Among other rights, the employer retains the right to transfer accumulations under these Contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally Owned GSRA. These Contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee. Your employer pays premiums directly to CREF (you cannot pay the premiums directly to CREF) and your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these Contracts including withdrawing completely from CREF. If a GA or Institutionally Owned GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments may be different, and are determined by your plan. Ask your employer or plan administrator for more information.

Traditional and Roth IRAs. Under current law you may make deductible IRA contributions past age 70½. You and your spouse can each open a Traditional IRA with an annual contribution of up to $6,500 each or by rolling over funds from another IRA or an eligible retirement plan, if you meet CREF’s eligibility requirements. If you are age 50 or older, you may contribute up to $7,500. The combined limit for your contributions to a Traditional IRA and a Roth IRA for a single year is $6,500, or $7,500 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2023; different dollar limits may apply in future years. IRA contributions made after age 70½ are coordinated with any concurrent or future qualified charitable distributions to prevent duplicate tax benefits. Consult with your qualified tax advisor for more information.)

You and your spouse can each open a Roth IRA with an annual contribution of up to $6,500 or with a rollover from another IRA or a Traditional IRA issued by CREF, subject to federal tax laws applicable to Roth IRA conversions. If you are age 50 or older, you may contribute up to $7,500. The combined limit for your contributions to a Traditional IRA and a Roth IRA for a single year is $6,500, or $7,500 if you are age 50 or older, excluding rollovers. (The dollar limits listed are for 2023; different dollar limits may apply in future years.)

Both Traditional and Roth IRAs are issued directly to you. Joint accounts are not permissible.

30     Prospectus  ■  College Retirement Equities Fund

Traditional and Roth IRAs may together be referred to as “IRAs” in this Prospectus.

Your employer may offer SEP IRAs (Simplified Employee Pension Plans), which are subject to different rules.

Keogh Contracts. If you are a self-employed individual who owns an unincorporated business you could, prior to 2013, use CREF’s Keogh Contracts for a Keogh plan and cover common law employees, subject to CREF’s eligibility requirements. Note, however, that while CREF will offer new Contracts for new entrants into Keogh plans established prior to 2013, it will no longer offer Contracts for Keogh plans that CREF is not currently funding.

ATRA (After-Tax Retirement Annuity). The after-tax retirement annuities (ATRA) are individual non-qualified deferred annuity Contracts, issued to participants who are eligible and would like to remit personal premiums under the contractual provisions of their RA Contract. To be eligible, you must have an active and premium-paying or paid up RA Contract. Note that the tax rules governing these non-qualified Contracts differ significantly from the treatment of qualified Contracts. Please see the section entitled “Taxes” for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contract Variations Due to State Laws. There are no material state variations of the same contract type from one state-specific contract to another state-specific contract in terms of features, restrictions, limitations, benefits and charges. You should review your Contract along with this Prospectus to understand the product features, restrictions, limitations, benefits and charges under your Contract.

Changes to the Contract. We can make any changes to CREF, the Accounts or to the Contract as required by applicable insurance law, the IRC, or the 1940 Act. We can make some changes at our discretion, subject to NYSDFS and SEC approval, as required. CREF can (i) continue to operate under the 1940 Act as an open-end management investment company with Accounts or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with, re-register as, or otherwise become an insurance company separate account, which may be associated with TIAA. To the extent CREF becomes an insurance company separate account associated with TIAA, as permitted by law, TIAA can transfer some or all of its assets to another separate account of TIAA or another insurance company or transfer the Contract to another insurance company.

Starting out and how to purchase a contract

Generally, we will issue a Contract when we receive a completed application or enrollment form in good order. Good order means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation

College Retirement Equities Fund  ■  Prospectus     31

generally includes your complete application (or complete request for redemptions, transfers, withdrawals, or payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, good order also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption, or withdrawal request or request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, Contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five Business Days of our receipt of the initial premium, we will return the initial premium at that time. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

If we receive premiums from your employer and (where applicable) a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option. Further, to the extent you hold an IRA Contract, the default option will be that fund or Account specified in your IRA forms.

When we receive complete allocation instructions from you in good order, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

Currently, CREF does not restrict the amount or frequency of premiums contributed to your Contract, although it reserves the right to impose restrictions. Your employer’s retirement plan may limit your premium amounts. There may also be restrictions on remitting premiums to an IRA. In addition, the IRC limits the total annual premiums to plans qualified for favorable tax treatment. If you want to directly contribute personal premiums under the contractual provisions of your RA Contract, you will be issued an ATRA Contract. Premiums and any earnings on the ATRA Contract will not be subject to your employer’s retirement plan. The only restrictions relating to these premiums are in the Contract itself, or to any Contract used to fund a non-qualified deferred compensation arrangement. The Inflation-Linked Bond Account is not available as an investment choice in the ATRA Contract, and this restriction applies to premiums and also to transfers between Accounts under the Contract.

32     Prospectus  ■  College Retirement Equities Fund

In most cases, CREF accepts premiums to a Contract during your accumulation phase. Once your first premium has been paid, your CREF Contract cannot lapse or be forfeited for nonpayment of premiums. CREF can stop accepting premiums to GRA, Retirement Choice/Retirement Choice Plus, GSRA, GA, Keogh and Institutional GSRA Contracts at any time. There are currently no minimum account values and we do not charge a low balance fee.

Note that we cannot accept credit cards, money orders, travelers’ checks or digital (including virtual or crypto) currencies (e.g., Bitcoin). In addition, we will not accept a third-party check where the relationship of the payor to the Account owner cannot be identified from the face of the check.

For locations where a third party administers the receipt of mail, we will not be deemed to have received any premiums sent to the addresses designated for remitting premiums until the third-party service that administers the receipt of mail through those addresses has administered the payment on our behalf.

Financial intermediaries may have their own requirements for considering transactions to be in good order. If you hold your units through an intermediary, please contact the intermediary for their specific good order requirements.

Important information about procedures for opening a new account

To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a Contract.

What this means for you

When you apply for a Contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a Contract or effect any transactions for you.

In certain circumstances, we may be required to block a Contract owner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators without notice or your consent.

Class eligibility

Each Account currently issues four classes of units under the Contracts: Class R1, Class R2, Class R3 and Class R4. Each Account’s investments are held by the Account as a whole, not by a particular class of units, so an investor’s money will be invested the same way no matter which class is held. However, there are

College Retirement Equities Fund  ■  Prospectus     33

differences among the expenses associated with each class, such as different administrative and distribution expenses. Certain classes have higher expenses than other classes, which will lower the return on your investment when compared to a less expensive class. Eligibility for Class R1, Class R2 and Class R3 is generally based either upon the amount of aggregate retirement plan assets a participant’s institution has invested in all CREF Accounts or, for participant assets not associated with a retirement plan, the type of product through which the CREF assets are held. Eligibility for Class R4 is based upon whether a participant institution has adopted Retirement Choice/Retirement Choice Plus Contracts and entered into a recordkeeping services agreement with TIAA. For purposes of allocation of income, gains, appreciation/depreciation, and expenses, all annuity units will be aggregated with Class R3.

Generally, CREF class eligibility is as follows:

CREF class eligibility
	Institutional clients	Individual and annuity products

Class R1	● Institutions with CREF assets under management below $20 million.	● Individual Retirement Account (IRA) ● Keogh Contract (no longer offered)

Class R2	● Institutions with CREF assets under management of $20 million or more, but less than $400 million.	● After-Tax Retirement Annuity (ATRA)

Class R3	● Institutions with CREF assets under management of $400 million or more.	● Immediate annuity ● Accumulation Unit Deposit Option (AUDO)
Class R4	● Institutions utilizing Retirement Choice/Retirement Choice Plus Contracts and that have entered into a recordkeeping services agreement with TIAA.	● None

Please contact us if you have questions or would like assistance in determining your class eligibility. CREF reserves the right to change or suspend these eligibility requirements. CREF may add, delete, or modify one or more classes or may stop providing annuity units from one or more classes.

Choosing accounts

After you receive your Contract, you can allocate your premiums among the Accounts unless your employer’s plan blocks some Accounts. With RAs, GRAs, GSRAs or Keoghs, your employer cannot block the Stock or Money Market Accounts. Allocations you make to an ATRA, SRA or IRA are not subject to your employer’s plan. You can change your allocation for future premiums by:

● using the TIAA website’s account access feature at www.tiaa.org;

● calling our Automated Telephone Service (24 hours a day) at 800-842-2252; or

● writing to TIAA at P.O. Box 1259, Charlotte, NC 28201.

34     Prospectus  ■  College Retirement Equities Fund

You may be required to complete and return certain forms (in good order) to effect these transactions.

Determining the value of your contract—accumulation units

To determine the amount of money in your account, we use a measure called an accumulation unit. The AUV for each class of each Account depends on the Account’s investment performance and the expenses of that class. We calculate AUV at the end of each Valuation Day. Your accumulation equals the number of accumulation units you own in a class of an Account multiplied by the AUV for that class.

How we value assets

TCIM oversees the calculation of the value of the assets in each Account as of the close of every Valuation Day. For Accounts other than the Money Market Account, we generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Accounts. If market quotations are not readily available or are not considered reliable, we will value the securities using fair value, as determined in good faith using procedures approved by the Board of Trustees. For fixed-income instruments, we generally utilize matrix pricing, which is also considered to be fair value pricing. We will also use fair value if events that have an effect on the value of an investment (as determined in TCIM’s discretion) occur between the time when its price is determined and the time the AUV is calculated. For example, we will use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the AUV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the AUV. Although we fair value portfolio securities on a security-by-security basis, Accounts that hold foreign portfolio securities will see their portfolio securities fair valued more frequently than other Accounts that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing occurs, for instance, when there are market movements in the United States after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the United States when their markets open the next day. In these cases, we will fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at the end of any Valuation Day (generally 4:00 p.m. Eastern Time). This will have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

College Retirement Equities Fund  ■  Prospectus     35

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Account to the detriment of longer-term investors, it will reduce some of the certainty in pricing obtained by using actual market close prices.

The Accounts’ fair value pricing procedures provide, among other things, for each Account to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE Exchanges. For these securities, the Accounts use a fair value pricing service approved by TCIM, as the valuation designee. This pricing service employs quantitative models to value foreign equity investments in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by an Account may cause the AUV of units within a class of an Account to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. TCIM also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE Exchanges based on market movements. Additionally, we may fair value any security when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security. The Board of Trustees has designated TCIM as the valuation designee pursuant to Rule 2a-5 under the 1940 Act and delegated to TCIM the responsibility of making fair value determinations.

Money market instruments (other than those in the Money Market Account) are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

The Money Market Account’s portfolio securities are valued using their amortized cost. This valuation method does not factor in unrealized gains or losses on the Account’s portfolio securities. Amortized cost valuation involves first valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security. See the SAI for more information.

If you need to cancel

Generally, you may cancel any RA, SRA, GSRA, Traditional IRA, Roth IRA, ATRA or Keogh Contract in accordance with the Contract’s Right to Examine provision (unless we have begun making annuity, or any other periodic payments from it) subject to the time period regulated by the state in which the Contract is issued. To cancel a Contract, mail or deliver the Contract with a signed Notice of

36     Prospectus  ■  College Retirement Equities Fund

Cancellation (available by contacting CREF) to our home office. We will cancel the Contract, then send all of the current accumulation or premiums, depending on the state in which your Contract was issued, to whoever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period. Cancellation of a Contract may have adverse tax consequences.

Conflicts of interest

Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new Contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both Contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing Contract.

How to transfer and withdraw your money

Generally, depending on the terms of your plan, Contracts, tax law and applicable governing documents, CREF allows you to move your money to and from the CREF Accounts in the following ways:

● From a class of an Account to the same class of another Account;

● From the Accounts to the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity;

● To the Accounts from the TIAA Real Estate Account, other TIAA separate accounts or the TIAA Traditional Annuity (subject to certain charges or restrictions under the terms of those Contracts);

● From the Accounts to other companies;

● To the Accounts from other companies/plans;

● By withdrawing cash; or

● By setting up a program of systematic withdrawals and transfers.

These options (including any potential contract-level charges on transfers) may be limited by the terms of your employer’s plan, by current tax law, by eligibility requirements of the product to which you transfer or by the terms of your Contract, as set forth below. You should be aware that each Account may from time to time, in its discretion, suspend, change or terminate the processes and procedures outlined below for purchasing, withdrawing and transferring your money to or from an Account. Transfers from an Account to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must generally be at

College Retirement Equities Fund  ■  Prospectus     37

least $100) or your entire accumulation, if less. These minimums may be reduced or eliminated in the future. Any such change will be applied uniformly across all Contracts going forward. Cash withdrawals, transfers to TIAA to immediately begin annuity income and transfers to other companies are not subject to a minimum amount. Transfers from the TIAA Real Estate Account to the CREF Accounts are limited to once per calendar quarter and cash withdrawals are currently free (although no such limit applies to transfers from TIAA Access). Because excessive transfer activity can hurt performance and other participants, CREF may in the future, subject to applicable state law and the terms of your Contract, limit how often you transfer or otherwise modify the transfer privilege, including, among other things, placing restrictions on transfers or charging fees for transfers and/or withdrawals. Transfers and cash withdrawals have an effective date of the Business Day we receive your request in good order. You can also choose to have transfers and withdrawals take effect at the end of any future Business Day. Any transfers (including any potential contract-level charges) to the TIAA Traditional Annuity or to any TIAA separate account will be subject to TIAA’s rules and the terms of TIAA’s contracts. If you hold your units through an intermediary, please contact the intermediary for any additional requirements that may apply to the transfers and withdrawals described in this section.

If you are married, you may be required by law or by your employer’s plan to show us advance written consent from your spouse before we make certain transactions on your behalf.

Subject to the provisions under your Contract, you may redeem the entire current account accumulation or withdraw a lesser amount from one or more of the investment accounts. Generally, withdrawals are not permitted less than $1,000. Such withdrawals will not be available before the earliest date permitted under your employer’s plan. A portion of your account accumulation available to withdraw may be limited by your employer’s plan.

If you are married and if some or all of your accumulation is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), your right to receive your entire account accumulation is subject to the rights of your spouse. Withdrawals may lower your Contract value, will be subject to ordinary tax and may be subject to a premature distribution tax if taken before age 59½.

Systematic withdrawals and transfers

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from an Account accumulation any fixed number of accumulation units, dollar amount or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount. Each Account may from time to time, in its discretion, suspend, change or terminate the processes and procedures for systematic withdrawals and transfers, although the Accounts will notify you if this occurs.

38     Prospectus  ■  College Retirement Equities Fund

Transfers/exchanges to and from CREF Accounts and other TIAA Accounts and Funds

Subject to your employer’s plan, current tax law, the terms of your Contract or the conditions below, you can transfer or exchange some or all of your accumulation from a class of one Account to the same class of another Account, to TIAA’s Traditional Annuity, to the TIAA Real Estate Account (subject to certain limitations) or to another TIAA separate account or to mutual funds that may be offered under the terms of your plan. Generally, such transfers or exchanges will be valued based on each Account’s or other product’s then-current price. Such transfers must generally be at least $1,000 (except for systematic transfers, which must generally be at least $100) or your entire accumulation, if less. These minimums may be reduced or eliminated in the future. Any such change will be applied uniformly across all contracts going forward. You can also transfer from the TIAA Traditional Annuity, the TIAA Real Estate Account, another TIAA separate account or mutual funds offered under your employer’s plan to CREF Contracts. Because excessive transfer activity can hurt performance and other participants, CREF may in the future, subject to applicable state law and the terms of your Contract, limit how often you transfer or otherwise modify the transfer privilege, including, among other things, placing restrictions on transfers or charging fees for transfers and/or withdrawals. CREF also reserves the right to stop accepting or to limit internal transfers to any Account at any time.

Under RA, SRA, GSRA, GRA, Retirement Choice, Retirement Choice Plus and Keogh Contracts, your employer’s plan may restrict transfers to any Account, except, for some Contracts, the Stock and Money Market Accounts. Under IRA Contracts, you can transfer funds without employer restrictions among the Accounts and to TIAA’s Traditional Annuity. If your institution offers a plan funded with GSRA Contracts, you can also transfer CREF funds between SRA and GSRA Contracts. Amounts held under an ATRA Contract cannot be transferred to or from any retirement plan Contract. Transfers from the TIAA Real Estate Account to an Account are limited to once every calendar quarter. Transfers to an Account from the TIAA Traditional Annuity under RA, GRA or Retirement Choice Contracts can only be effected over a period of time (up to 10 years), and may be subject to other limitations, as specified in your Contract.

Transfers from other companies/plans

Subject to your employer’s plan, federal tax law and CREF’s class eligibility requirements, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your CREF Contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. You can transfer money to CREF from other 401(a) and 403(a) plans. Amounts transferred to CREF may be subject to the provisions of your original employer’s plan.

College Retirement Equities Fund  ■  Prospectus     39

Similarly, subject to your employer’s plan and CREF’s class eligibility requirements, you may be able to roll over funds from 401(a), 403(a), and 403(b) and governmental 457(b) plans to a CREF Traditional IRA or, subject to applicable income limits, from an IRA containing funds originally contributed to such plans, to either a CREF Traditional or Roth IRA. Please consult your qualified tax advisor for more information before making any IRA rollover.

Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds held by the sponsor of a private 457(b) plan can be transferred only to another private 457(b) plan sponsor, if both plans allow a transfer. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA).

Transfers to other companies

If you have an RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh Contract, your right to transfer your money to a company other than CREF may depend on your employer’s retirement plan. If your employer participates in our special transfer services program, we can make automatic monthly transfers from your RA or GRA Contract to another company. You may also be able to transfer accumulations in SRA, GSRA, IRA or Keogh Contracts to another company subject to certain tax restrictions. Please consult your qualified tax advisor for more information before making any IRA rollover.

Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth 403(b) or 401(a) account or to a Roth IRA, as permitted by applicable law and the terms of the plans. Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an Account and apply such monies to another Account or investment option, subject to the terms of your plan, and without your consent.

Class conversions

CREF will periodically review each institutional client and/or individual and annuity product and assess whether such client or product continues to remain eligible for the class in which it is invested. If CREF determines that a particular participant Contract no longer meets the eligibility requirements for a particular class, or that it meets the eligibility requirements of another class and is entitled to receive services consistent with that class, CREF may automatically convert the Contract’s value to a different class of the same Account. Any such conversion will be preceded by written notice to participants. CREF reserves the right to decline to convert a CREF Contract even if it no longer meets the eligibility requirements of its current class.

40     Prospectus  ■  College Retirement Equities Fund

Withdrawals

You can withdraw some or all of your RA, GRA, GSRA, Retirement Choice, Retirement Choice Plus or Keogh accumulations subject to your employer’s plan and certain tax restrictions. You can also withdraw some or all of your SRA or IRA accumulations subject to certain tax restrictions. You cannot withdraw money from a Contract if you have already applied that money to begin receiving lifetime annuity income from that Contract. If you have a small account value (under $5,000) when you leave your employer or retire, your employer’s plan may allow you to have CREF cash out some or all of your RA. In addition, if you are married, you may be required by law or your employer’s plan to provide advance written consent from your spouse before CREF makes certain transactions on your behalf.

Under current federal tax law, salary reduction money (and the income on that money) cannot be withdrawn under certain retirement plans (including, without limitation, 403(b) plans) that are held in your CREF Contracts unless you are age 59½, leave your job, become disabled, die or satisfy requirements related to qualified reservist distributions. If the money is in a 403(b) annuity, these restrictions apply to premiums and earnings credited after December 31, 1988. The restrictions apply to all salary reduction amounts under a 401(k) plan and funds transferred to CREF from a 403(b)(7) custodial account. If your employer’s plan permits, you may also be able to withdraw salary reduction money for certain hardships as defined under the IRC. In general, however, there is no premature distribution tax on distributions (1) made on or after the taxpayer reaches age 59½, (2) made on or after the death of the contract owner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. As enacted under Secure 2.0 (see “Enacted Tax Legislation”), the substantially equal periodic payments exception continues to apply in the case of a rollover of a retirement account or application of a retirement account to an annuity making distributions that satisfy the required minimum distribution (“RMD”) rules. This is effective for transfers, rollovers and exchanges after December 31, 2023 and effective for annuity distributions on or after December 29, 2022. Other exceptions may be applicable under certain circumstances such as distributions made in cases of financial hardship or unforeseeable emergencies or in connection with a qualified birth or adoption, and special rules may be applicable in connection with the exceptions enumerated above. Consult your qualified tax advisor for more information.

Under current federal tax law, you are not permitted to withdraw from private 457(b) plans earlier than the calendar year in which you reach age 70½ or leave your job or are faced with an unforeseeable emergency (as defined by law). For governmental 457(b) plans only, the minimum age for in-service withdrawals has been lowered to 59½. There are generally no premature distribution taxes if you withdraw under any of these circumstances (i.e., no 10% excise tax on distributions prior to age 59½).

College Retirement Equities Fund  ■  Prospectus     41

Special rules and restrictions apply to IRAs. Investors should check with their qualified tax advisor.

Withdrawals to pay advisory fees

You can set up a program to have monies withdrawn directly from your retirement plan (if your employer’s plan allows) or IRA accumulations to pay your financial advisor. You will be required to complete and return certain forms to effect these withdrawals, including how and from which Accounts you want these monies to be withdrawn. Before you set up this program, make sure you understand the possible tax consequences of these withdrawals. See the discussion under “Taxes” below.

Loans

To the extent your employer’s plan provides and in accordance to section 72(p) of the IRC, as amended, and ERISA, to the extent applicable, you may request a Retirement Plan Loan from your available investment account accumulations, at any time prior to your annuity starting date. A Retirement Plan Loan reduces the accumulations from which it is paid by the amount of the loan chosen and reduces your death benefit.

The amount of a Retirement Plan Loan may generally not exceed the least of:

I. the total of your accumulations;

II. 50% of the present value of your vested accrued benefit under any of your employer’s plans; and

III. $50,000.

In determining the amount available for a Retirement Plan Loan, all plans of your employer, including 403(b), 401(a), 403(a) and 457(b) plans, to the extent loans are available, and all such plans of any related employers under IRC Section 414(b), (c) or (m) shall be considered employer plans for this purpose. Your Contract or the employer plan may impose a maximum number of loans available to you.

A request for a Retirement Plan Loan must be made on or before your annuity starting date in accordance with the terms of your Contract. A Retirement Plan Loan will be effective as of the Business Day on which we receive your request, in a form acceptable to TIAA as well as any spousal waiver that may be required under ERISA or the terms of your employer’s plan. TIAA will determine all values as of the end of the effective date. You cannot revoke a request for a Retirement Plan Loan after its effective date.

The Retirement Plan Loan will be issued in accordance with the terms of a loan agreement. The loan agreement will describe the terms, conditions and any fees or charges for the loan. Generally, repayment may be accomplished via payroll deduction or ACH. The cost of a Retirement Plan Loan is based on fees, as opposed to the difference or spread on interest rates. There is a $75 one-time origination fee ($125 for residential loans) and a $25 annual maintenance fee. Any loan repayments applied to this Contract will be applied as new premiums.

42     Prospectus  ■  College Retirement Equities Fund

How to make transfers or withdrawals

To request a transfer or withdrawal, you can do one of the following:

● use the TIAA website’s account access feature at www.tiaa.org;

● call our Automated Telephone Service at 800-842-2252; or

● write to TIAA at P.O. Box 1259, Charlotte, NC 28201.

You may be required to complete and return certain forms (in good order) to effect these transactions. All transactions made within the TIAA website and the Automated Telephone System are electronically recorded. TIAA can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason, including to prevent market timing. Also, telephone, Internet and fax transactions may not always be available. There may be tax law restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

Confirmations

Subject to certain exceptions for use of quarterly confirmations for which CREF has received exemptive relief from the SEC, you will generally receive a confirmation statement each time you remit premiums, make a transfer, take a cash withdrawal from an Account or among the Accounts, if an administrative adjustment is made to your Account or your investment in one class is converted to a different class. The confirmation statement will show the date and amount of each transaction. However, if you’re using an automatic investment plan, you’ll receive a statement confirming those transactions following the end of each calendar quarter. The Accounts can suspend, change or terminate the automatic investment plan option at any time, although the Accounts will notify you if this occurs.

If you have any accumulations in an Account, you will be sent a statement each quarter which sets forth the following information: premiums paid during the quarter, the number and dollar value of accumulation units in the Accounts credited to the participant during the quarter and the balance of units in each Account, cash withdrawals and administrative adjustments if any, from each Account during the quarter and any transfers during the quarter. The Accounts are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Accounts follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

At least semi-annually, reports containing the financial statements of the Accounts and a schedule of investments held by the Accounts in which you have accumulations will be made available to you on the TIAA website.

College Retirement Equities Fund  ■  Prospectus     43

Market timing/excessive trading policy

There are participants who may try to profit from making transactions back and forth among the Accounts, the TIAA Real Estate Account and the mutual funds or other investment options available under the terms of your plan in an effort to “time” the market. As money is shifted in and out of the Accounts, the Accounts may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all participants, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Accounts are not appropriate for such market timing and you should not invest in the Accounts if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a participant redeems or exchanges any monies out of an Account, subsequently purchases or exchanges any monies back into that same Account and then redeems or exchanges any monies out of that same Account, the participant will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or by fax) back into that same Account through a purchase or exchange for 90 calendar days.

The Accounts’ market timing policies and procedures will not be applied to the Money Market Account or to certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and employer-initiated transactions, and other types of transactions specified by the Accounts’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Accounts’ management. The Accounts’ management may also waive the market timing policies and procedures when it is believed that such waiver is in an Account’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Account from the effects of short-term trading.

The Accounts also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to an Account’s efficient portfolio management. The Accounts also may suspend or terminate your ability to transact by telephone, fax or over the Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the participant. Because the Accounts have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

44     Prospectus  ■  College Retirement Equities Fund

The Accounts’ portfolio securities are fair valued, as necessary (most frequently with respect to foreign holdings), to help ensure that a portfolio security’s true value is reflected in the Accounts’ AUV, thereby minimizing any potential stale price arbitrage.

The Accounts seek to apply their specifically defined market timing policies and procedures uniformly to all Account participants, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Accounts make reasonable efforts to apply these policies and procedures to participants who own units through omnibus accounts. These efforts may include requesting transaction data from intermediaries from time to time to verify whether an Account’s policies are being followed and/or to instruct intermediaries to take action against participants who have violated an Account’s market timing policies. At times, the Accounts may agree to defer to an intermediary’s market timing policy if the Account’s management believes that the intermediary’s policy provides comparable protection of Account participants’ interests. The Accounts have the right to modify their market timing policies and procedures at any time without advance notice.

The Accounts are not appropriate for market timing. You should not invest in the Accounts if you want to engage in market timing activity.

Participants seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite the Accounts’ efforts to discourage market timing, there is no guarantee that CREF or its agents will be able to identify such participants or curtail their trading practices.

If you invest in an Account through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or employer for more details.

Timing of payments to you

In general, we will make the following types of payments within seven calendar days after we have received your request in good order:

● cash withdrawals;

● transfers to TIAA or to other companies;

● payments under a fixed-period annuity; and

● death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in the forms required for income tax withholding and reporting purposes). If you request that withdrawal

College Retirement Equities Fund  ■  Prospectus     45

proceeds from an Account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay.

When you are ready to receive your annuity income

The annuity phase in general

You can receive an income stream from all or part of an accumulation in any Account. Generally, once distributions are permitted to begin under your plan or Contract, you may begin to receive annuity income. You should be at least age 59½ to begin receiving annuity income other than from a one-life or two-life annuity. Otherwise, you may have to pay a 10% premature distribution tax on the taxable amount, except under certain circumstances. In addition, you cannot begin receiving income later than permitted under the minimum distribution rules of the IRC. See the section entitled “Taxes” below for more information. Please note that when you annuitize, your investments are converted to income payments and you will no longer be able to make any additional withdrawals from your Contract.

Also, under the terms of the Contract, you cannot begin a one-life annuity after age 90 or a two-life annuity after either you or your annuity partner reaches age 90.

Your income payments may be paid out from the Accounts through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you’ve started one-life or two-life annuity payments you cannot change your income option or annuity partner for that payment stream.

Usually, income payments are monthly. You can choose quarterly, semiannual and annual payments as well. CREF has the right to refuse to make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by electronic funds transfer to your bank or, on your request, by mail to your home address or to your bank.

For one-life annuities, two-life annuities, annuities for a fixed-period, and Income Test Drive, your initial income payments are based on the value of your accumulation on the last Valuation Day before the annuity starting date. We calculate initial income based on:

● the amount of your accumulated balance that you apply when beginning to receive annuity income;

● the income option or options you choose; and

● an assumed annual investment return of 4% and, for one-life annuities, two-life annuities and Income Test Drive, mortality assumptions for you and your annuity partner, if you have one.

On your annuity starting date, all of your accumulation units allocated to one-life annuities, two-life annuities, or annuities for a fixed period will be converted to annuity units of the same Account(s) automatically. The annuity units will be aggregated with Class R3 units for allocating income and expenses, regardless

46     Prospectus  ■  College Retirement Equities Fund

of which class(es) you owned prior to that date. Your payments change after the initial payment primarily based on net investment results and expenses for Class R3 units of an Account and the mortality experience for the income change method in Class R3 of that Account.

For one-life annuities, two-life annuities, annuities for a fixed-period and Income Test Drive, there are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments change each May 1, based on the net investment results of an Account during the prior year (from the day following the last Valuation Day in March of the prior year through the last Valuation Day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous valuation period. Under this method, we value annuity units on the 20th of each month or on the preceding Business Day if the 20th is not a Business Day. The total value of your annuity payments may be more or less than your total premiums. For more information on the Income Test Drive feature, please see the section below entitled “Annuity income options—Income Test Drive.”

Please note that when you annuitize, your accumulation will be converted to income payments. If you elect partial annuitization, you may apply a portion of your accumulation to one of the income payment options that we offer, while the remainder of your accumulation can remain invested in your investment account. When you fully annuitize your entire accumulation, generally, you will no longer be able to make withdrawals from your Contract and all accumulation phase benefits terminate, including the death benefit.

Impact of mortality experience on annuity payments

For one-life annuities, two-life annuities and annuities for a fixed-period, how much you or your beneficiary receive in annuity payments from any Account will depend in part on the shared mortality experience of the annuity fund (annually revalued or monthly revalued) from which the payments are made. For example, if the people receiving income from an Account’s annually revalued annuity fund live longer, as a group, than expected, the amount payable to each individual will be less than if they as a group die sooner than expected. So the “mortality risk” of each Account’s annuity fund is shared among those who receive income from it and is not guaranteed by either CREF or TIAA.

Annuity starting date

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation necessary for the income option you have picked. If something is missing, we will defer your annuity starting date until we receive the missing information. Your first annuity payment may be delayed while we process your choice of income options and calculate the amount of your initial payment. You may designate any future date

College Retirement Equities Fund  ■  Prospectus     47

for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations.

Any premiums received within 70 days of the first of the month in which payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity Contract until you have given further instructions. Ordinarily, your first annuity payment can be made on any Business Day between the first and twentieth of any month.

Annuity income options

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income. Federal tax law may restrict your annuity options, depending on whom you name as second annuitant or beneficiary. Certain designated beneficiaries may need to receive payment of death benefits within ten years of the year of your death and if you die after your required beginning date, your designated beneficiary will have to continue minimum distributions for the first nine years of the 10-year period in order to satisfy distribution requirements under federal tax law.

Effective December 29, 2022, Secure 2.0 (see “Enacted Tax Legislation”) has modified the calculation of RMDs for a retirement account that holds annuity Contracts and other assets. For minimum distributions from your IRA, you may elect to calculate your RMD by including the value of your annuity Contracts and apply the payments from those annuity Contracts toward satisfying your annual RMD for that IRA and other IRAs you aggregate with it for purposes of satisfying RMD. Employer plans may also adopt this calculation method with aggregation restricted to 403(b) plans. We are still waiting on further guidance from the IRS and the U.S. Treasury Department on certain aspects of this modification to the calculation of minimum distributions. Until such guidance is issued, we do not anticipate the need to modify the calculation of RMD for purposes of administering employer plans. You should consult a qualified tax advisor before calculating your required minimum distributions. For more information see “Taxes.” Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

● One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period (although federal tax law may require payment within ten years to avoid an excise tax). If you do not opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one

48     Prospectus  ■  College Retirement Equities Fund

payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all Contracts.)

● Annuity for a Fixed Period: Pays income for a set number of years chosen by you. The number of years available for you to choose from varies by Contract and this option is not available under all Contracts.

● Two-Life Annuity with or without Guaranteed Period: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, the dollar amount of each payment to you will be reduced by one-third upon the death of your annuity partner. If you opt for a guaranteed period (10, 15 or 20 years) and you and your annuity partner die before it is over, income payments will continue to your beneficiary until the end of the period (although federal tax law may require payment within ten years to avoid an excise tax). If you do not opt for a guaranteed period, all payments end on the death of the latter of you and your annuity partner, so it is possible for you to receive only one payment if you and your annuity partner die less than a month after payments start. (The 15-year guaranteed period is not available under all Contracts.)

● Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—please contact CREF for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. You must apply your entire accumulation under a Contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your Contract and under the terms of your employer’s plan). This automatic payout option is not available under all Contracts. Instead, for some Contracts, RMDs will be paid directly from those Contracts pursuant to the terms of your employer’s plan.

● Income Test Drive: Income Test Drive is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation units during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation units. Payments are calculated to approximate the amount you would receive under a One-Life or Two-Life Annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive.

College Retirement Equities Fund  ■  Prospectus     49

You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision prior to expiration of the 2-year period. If you die during the Income Test Drive, payments will stop, and the beneficiary named in your Contract will be entitled to the remaining accumulation. Federal tax law may require payment of the remaining accumulation to your beneficiary within ten years and a continuation of minimum distributions if you die after your required beginning date. At the end of the Income Test Drive, if payments have not been stopped, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income payments immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or lesser than the amount of the last payment during the Income Test Drive. We may stop providing the Income Test Drive feature at any time. The Income Test Drive feature may not be available under the terms of your employer’s plan. For information about withdrawals from your Contract, see “How to transfer and withdraw your money.” If you decide to Income Test Drive your entire accumulation, any premiums received during the 2-year period will be applied to purchase accumulation units that will be used to increase your variable income payments.

For any of the income options described above, current federal tax law provides that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, other IRC stipulations may make some income options unavailable to you, and federal tax law may require certain designated beneficiaries to receive payment of death benefits within ten years of your death to avoid an excise tax. If you are married at your annuity start date, you may be required by law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives the right.

Retirement Transition Benefit: If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to a one-life or two-life annuity on the annuity starting date. Such employer plan and 10% limitations do not apply to IRAs. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation in any Account as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible premature distribution taxes. See “Taxes.”

Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. CREF may stop offering certain income options in the future. For more information about any annuity options, please contact CREF.

50     Prospectus  ■  College Retirement Equities Fund

Transfers during the annuity phase

After you begin receiving annuity income from a one-life annuity, two-life annuity, or annuity for a fixed period, once each calendar quarter, you can transfer income payable from one Account to a comparable annuity providing for payments from another Account, the TIAA Traditional Annuity, another TIAA separate account annuity or the TIAA Real Estate Account. A comparable annuity is an annuity that is payable under the same income option and has the same annuitant(s) and remaining guaranteed period, if any.

Annuitants receiving income from TIAA Traditional one-life or two-life annuities may transfer some or all of their income to comparable one-life or two-life annuities funded through the Stock, Global Equities, Growth, Equity Index or Social Choice Accounts. Such transfers are limited to 20% of annuity income in any year. A program transferring all income in installments annually over a five-year period may also be chosen. Once income has been transferred from TIAA Traditional, subsequent transfers may be made only among the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts. Transfers to other Accounts or back to TIAA Traditional will not be permitted. CREF will process the transfer on the Business Day it receives your request unless you’ve asked that the transfer take effect on another future Business Day.

Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the last Valuation Day in March that is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into the TIAA Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment Valuation Day that is on or after the transfer date. Under this method, we value annuity units on the 20th of each month or on the preceding Business Day if the 20th is not a Business Day. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last Valuation Day in March.

Illustrations of annuity payments

Investment performance during the accumulation phase affects the amount you are accumulating for retirement. Once you are no longer accumulating and you begin to receive income payments under your CREF Contract, investment performance (based on Class R3) affects the amount of your income payments. The following line graphs show how the performance of each of the Accounts has affected the income payments of an individual participant over the last 20 years. Because expenses vary across unit classes, the performance of Classes R1, R2, R3 and R4 will vary from each other. The line graphs are based on the actual investment performance and mortality experience of Class R3 of each Account for the period that is presented through March 31, 2023. Additionally, these line graphs do not take into account the impact of any TIAA plan pricing where one or more CREF Accounts are investment options in an employer retirement plan. For

College Retirement Equities Fund  ■  Prospectus     51

example, since all Class R4 participants participate through employer retirement plans, the return to each Class R4 participant would be lower after taking into account plan-level fees for TIAA recordkeeping that the plan passes on to the participant.

Income shown for each plot point on the line graphs for the stated year is for the payment period May 1 of the stated year through April 1 of the following year. The line graphs assume that the annuitant received an initial annuity payment of $1,000 on May 1 of the first year presented in the line graph under the annual income change method.

Each plot point on the line graphs for the stated year represents the amount of the 12 monthly annuity payments made in that fiscal year under a CREF Contract based on the above assumptions. Each line graph shows how income payments would have changed over time if all of the participant’s money under the Contract were initially invested in the Account shown in the line graph.

The changes in income payments shown in the line graphs primarily reflect the investment performance of Class R3 of the particular Account. In particular, the investment performance of an Account can be impacted by the asset class (equity or fixed-income) exposure within the Account. In general, increased or decreased exposure to either equity or fixed-income securities as different asset classes may have a negative impact on investment performance of an Account during periods of general market appreciation or depreciation, as the case may be. Annuity income payment experience can be impacted by: (i) single asset class exposure resulting from annuitizing from a single Account; (ii) blended asset exposure resulting from annuitizing from multiple Accounts; and (iii) the period in the market cycle in which the annuity payout occurs. Mortality experience within each Account and other factors can also impact changes in payments. To understand the effect of investment performance, keep in mind that income payments reflect an assumed investment return of 4%. If the investment performance of a given class of units of an Account is constantly equal to the assumed investment return of 4% in a given year (and assuming mortality experience and other factors do not change), a participant’s income payment in the following year would not change. If investment performance is 10% or 3% in a given year and mortality experience (and other factors) do not change, income payments in the following year would increase by approximately 6% or decrease by approximately 1%, respectively.

The line graphs show the effect on income payments of past investment performance and mortality experience of Class R3 of each Account. There can be no assurance that future investment performance or mortality experience will be the same as in the past, and income payments under your Contract may change more or less than those shown in the line graphs below. The investment return of an Account will fluctuate over time, and the mortality experience of the participants in an Account may change over time. Both could cause income payments under your Contract to vary. The amount of your initial income payment will depend upon several factors, including the size of your account balance that

52     Prospectus  ■  College Retirement Equities Fund

you apply to purchase income, which annuity income option you select (such as options on one or two lives and options with or without a guaranteed period), your payment frequency (monthly, quarterly, etc.) and on your age (and the age of your annuity partner, if any). In particular, with respect to the Money Market Account, your income payments could be zero or very low when the yields of one or more of the Account’s classes are near or below zero due to low prevailing interest rates.

Stock Account

Global Equities Account

College Retirement Equities Fund  ■  Prospectus     53

Growth Account

Equity Index Account

Core Bond Account

54     Prospectus  ■  College Retirement Equities Fund

Inflation-Linked Bond Account

Social Choice Account

Money Market Account

College Retirement Equities Fund  ■  Prospectus     55

Benefits available under the Contract

The following table summarizes information about the benefits available under the Contract.

Name of benefit Purpose	Standard/ Optional	Maximum fee	Brief description of restrictions/limitations
Death benefit
The amount of the death benefit is the accumulation on the Valuation Day that we authorize payment of the death benefit.	Standard	No charge	● Withdrawals could significantly reduce the death benefit. ● Only available in accumulation phase.
Retirement transition benefit

If your employer’s plan allows, you may be able to receive a single-sum payment of up to 10% of the value of any part of an accumulation being converted to a one-life or two-life annuity on the annuity starting date. Such employer plan and 10% limitations do not apply to IRAs.

Subject to the provisions under your Contract, you may redeem accumulation units generally not less than $1,000 from one or more of the Accounts prior to annuitization.

	Optional	No charge

● Subject generally to a minimum amount of $1,000.

● This benefit will not be available before the earliest date permitted under your employer’s plan.

● The portion of your accumulation available to you in this benefit may be limited by your employer’s plan.

● If you are married and if some or all of your accumulation is subject to ERISA, your right to receive this benefit is subject to the rights of your spouse.

● Withdrawals may lower your Contract value, will be subject to ordinary tax and may be subject to a premature distribution tax if taken before age 59½.

For more information on death benefits, see the section below. For more information on the retirement transition benefit see the section entitled “Retirement Transition Benefit” above.

Death benefits

Choosing beneficiaries

Subject to the terms of your employer’s plan, death benefits under CREF Contracts are payable to the beneficiaries you name. When you purchase your annuity Contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries any time before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death. Changing beneficiaries may impact your annuity options, even for annuities that have already begun to make payments. Changes in tax laws may require certain designated beneficiaries to receive payment of death benefits within ten years of the year of your death. For more information, see “Taxes.”

56     Prospectus  ■  College Retirement Equities Fund

Amount of death benefit

If you die during the accumulation phase, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity phase while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the present value, based on an effective annual interest rate of 4%, of the unit annuity payments due for the remainder of the period.

Example

If the total amount of your premiums equals $100,000 and has grown to $110,000 due to positive performance of the Accounts you chose to invest in, then your death benefit will be $110,000. Similarly, if your accumulation has shrunk to $90,000 due to negative performance of the Account you chose to invest in, then your death benefit will be $90,000.

Payment of death benefit

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on participants, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances for non-ERISA properties.

Participants are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated on TIAA’s website account access feature at www.tiaa.org 24 hours a day, in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, or by calling our Automated Telephone Service at 800-842-2252 to hear personal account updates 24 hours a day or speaking with a consultant during call center hours.

Methods of payment of death benefits

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. Your choice of beneficiary may limit your available options with regard to payment of the death benefit. Changes in federal tax laws may require certain designated beneficiaries to receive payment of death benefits within ten years of your death, or if you are an eligible designated beneficiary, you will need to satisfy RMD rules. For more information, see “Taxes.”

College Retirement Equities Fund  ■  Prospectus     57

Payments during accumulation phase

Currently, the available methods of payment for death benefits from funds in the accumulation phase are:

● Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

● One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period, subject to current tax laws;

● Annuity for a Fixed Period (only available under certain Contracts), in which the death benefit is paid for a fixed number of years (subject to the terms of the Contract and current tax laws); and

● Minimum Distribution Payments (this option is not available under all Contracts), in which the beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the IRC’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

In Notice 2022-53, the IRS announced that final regulations updating existing minimum distribution requirements for qualified retirement plans, 403(b) plans, governmental 457(b) plans and IRAs will be effective no earlier than the 2023 distribution calendar year. The Notice provides transition relief for some aspects of 2021 and 2022 RMD. We cannot predict which proposed regulations will become final regulations. Consult your qualified tax advisor for more information.

These options may not be available to a designated beneficiary under federal law. Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

Payments during annuity phase

If you and your annuity partner die during the annuity phase, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your Contract (although federal tax laws may require payment within ten years to avoid excise tax). Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a single-sum payment, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below, and the SAI.

58     Prospectus  ■  College Retirement Equities Fund

Your spouse’s rights to death benefits

In general, your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may generally require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will generally go to your estate unless your employer’s plan provides otherwise.

If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

B) an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

● Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

● Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights to death benefits

If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

B) an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

● an income option other than a two-life annuity with your spouse as second annuitant; or

● beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

● a retirement transition benefit.

College Retirement Equities Fund  ■  Prospectus     59

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a retirement transition benefit or withdrawal must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse,” see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Other features of the Contract

In the chart below is a summary of other features of the Contract:

Name of feature Purpose	Standard/ Optional	Maximum fee	Brief description of restrictions/limitations
Internal transfers
Subject to the provisions under your Contract, you may internally transfer accumulation units generally not less than $1,000 from one Account to another Account or to your companion TIAA contract.	Optional	No charge	● Subject generally to a minimum amount of $1,000. ● Internal transfers may be restricted to not more than one in a calendar quarter.
Systematic withdrawals
Subject to the provisions under your Contract, you may redeem accumulation units generally not less than $100 from one or more of the Accounts on a systematic basis.	Optional	No charge

● Subject generally to a minimum amount of $100.

● May be paid semi-monthly, monthly, quarterly, semi-annually or annually.

● If you are married and if some or all of your accumulation is subject to ERISA, your right to receive a single-sum benefit is subject to the rights of your spouse.

● Withdrawals may lower your Contract value, will be subject to ordinary income tax and may be subject to a premature distribution tax if taken before age 59½.

60     Prospectus  ■  College Retirement Equities Fund

Name of feature Purpose	Standard/ Optional	Maximum fee	Brief description of restrictions/limitations
Systematic internal transfers

Subject to the provisions under your Contract, you may internally transfer accumulation units generally not less than $100 from one Account to another Account or to your companion TIAA contract on a systematic basis.

	Optional	No charge	● Subject generally to a minimum amount of $100. ● Internal transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually.
Systematic withdrawals to pay financial advisory fees

Subject to the provisions under your Contract and in certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your adviser.

	Optional	No charge

● We will not assess a charge for the withdrawal of these advisory fees.

● Withdrawals may lower your Contract value.

● You should consult a qualified tax advisor regarding the tax treatment of the payment of adviser fees from your Contract.

● Such withdrawals may occur monthly, quarterly, semi-annually or annually and are transacted at the current accumulation unit value of the specified Investment Account.

Taxes

The following discussion is based on current federal income tax laws and relevant regulations issued by the Department of the Treasury. This section is for general informational purposes only, and it does not cover every situation. You should consult a qualified tax professional for advice before executing any transaction involving a Contract.

During the accumulation phase, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they are withdrawn. Annuity payments, single-sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. When withdrawn, premiums paid in after-tax dollars are not taxable, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth IRA contributions or Roth after-tax contributions to a 401(a), 403(b) or governmental 457(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn. Death benefits are usually also subject to federal estate and state estate or inheritance taxation.

Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed or treated as a rollover. Transfers among the Accounts also are not taxed.

College Retirement Equities Fund  ■  Prospectus     61

If you receive a distribution from an IRA for the purposes of a rollover, only one rollover between IRAs is permitted in a 12-month period. The 12-month restriction period applies to the aggregate of all of the taxpayer’s IRAs, effectively treating them as one IRA for purposes of the limit. Please consult your qualified tax advisor for more information before making any IRA rollover.

Generally, contributions you can make under an employer’s plan are limited by federal tax laws. For 2023, employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited, collectively, to $22,500 per year ($30,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. 2023 contributions to Traditional IRAs and Roth IRAs, other than rollover contributions, cannot generally exceed $6,500 per year ($7,500 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments is the lesser of $22,500 ($30,000 if you are age 50 or older). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan.

Note that the dollar amounts listed above are for 2023; different dollar limits may apply in future years. For more information on your specific maximum contribution limit, you should consult your qualified tax advisor.

Early Distributions: If you want to withdraw funds or begin receiving income from any 401(a), 403(a) or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an additional 10% early distribution tax on the taxable amount in addition to applicable federal and state income taxes. In general, however, there is no premature distribution tax on distributions from 401(a), 403(a) or 403(b) retirement plans or an IRA (1) made on or after the taxpayer reaches age 59½; (2) made on or after the death of the contract owner; (3) attributable to the taxpayer’s becoming disabled; or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. As enacted under Secure 2.0 (see “Enacted Tax Legislation”), the substantially equal periodic payments exception continues to apply in the case of a rollover of a retirement account or application of a retirement account to an annuity making distributions that satisfy the RMD rules. This is effective for transfers, rollovers and exchanges after December 31, 2023 and effective for annuity distributions on or after December 29, 2022. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Consult your qualified tax advisor for more information.

Roth IRA distributions that do not meet the definition of a “qualified distribution” under the Internal Revenue Code of 1986, as amended (the “Code”) are includible in gross income, and may be subject to the 10% premature distribution tax. The rules concerning Roth IRA distributions are complex; you should consult with your qualified tax advisor for more information.

62     Prospectus  ■  College Retirement Equities Fund

Minimum Distribution Requirements: In most cases, for employer-sponsored retirement plans your minimum distributions from qualified Contracts (RMDs) must begin by your required beginning date of April 1 of the year following the calendar year in which you reach your RMD Applicable Age (or retirement, if later for employer retirement plan accounts). For Traditional IRAs (other than Roth IRAs), and with respect to 5% or more owners of the business covered by a Keogh plan, your required beginning date is April 1 of the year following the calendar year in which you reach your RMD Applicable Age. Other minimum distribution requirements apply to beneficiaries of deceased participants.

The changes in federal tax law enacted in Secure 2.0 (see “Enacted Tax Legislation”) has redefined your “RMD Applicable Age” as age 70½ if you were born before 7/1/1949; age 72 if you were born on or after 7/1/1949 or in 1950; age 73 if you were born between 1951 and 1958; and age 75 if you were born on or after 1960. A technical correction to the legislation may be required to establish the RMD Applicable Age for those born in 1959.

Under the terms of certain retirement plans, the plan administrator may direct CREF to make the RMD required by law even if you do not elect to receive it. In addition, effective with the enactment of Secure 2.0 on December 29, 2022, if you do not begin RMDs on time, you may be subject to an excise tax of up to 25% on the amount you should have received but did not. Although, if a failure to take a RMD is corrected within a correction window, as defined under Secure 2.0, the excise tax on the failure is further reduced from 25 percent to 10 percent. Roth IRAs are generally not subject to RMD during your lifetime. Secure 2.0 extends the lifetime RMD exception to designated Roth accounts under employer plans beginning in 2024. You are responsible for requesting distributions that comply with the minimum distribution rules. Please consult your qualified tax advisor for more information.

With respect to the death of a participant or an IRA owner, the general rule for most non-spouse beneficiaries requires full distribution to an individual non-spouse beneficiary within a 10-year period after the year of the participant’s death. If a participant’s death occurs after the participant’s required beginning date, the non-spouse beneficiary must continue to take RMDs at least as rapidly as the decedent during the first nine years of the 10-year period. Certain exceptions apply to “eligible designated beneficiaries,” which include spouses, disabled and chronically ill individuals (or a trust for their benefit), a minor child of the participant until he or she reaches the age of majority (21 years of age), and anyone else who is older than or not more than 10 years younger than the participant.

After a first beneficiary dies, the 10-year distribution period would generally apply to the beneficiary of the first deceased beneficiary. Generally, the second-generation beneficiary is also required to continue RMDs at least as rapidly for the remainder of the 10-year distribution period. The federal tax law also applies to One-Life, Two-Life and Fixed Period annuities. For governmental plans, the above changes in the law to designated beneficiary RMDs shall apply to

College Retirement Equities Fund  ■  Prospectus     63

distributions with respect to participants who die after December 31, 2021, therefore effective January 1, 2022. The IRS and Treasury released comprehensive proposed regulations with an expected effective date of January 1, 2022 updating existing minimum distribution requirements for qualified retirement plans, 403(b) plans, governmental 457(b) plans and IRAs. These proposals include rules to address many of the outstanding issues concerning interpretation of the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019, Division O of the Further Consolidated Appropriations Act of 2019, P.L. 115-94, enacted in December 2019. Notice 2022-53 provides that final regulations will not be effective for distribution calendar years before January 1, 2023 and provides transition relief for certain distributions otherwise required to have been made in 2021 and 2022. We cannot predict which proposed regulations will become final regulations. Consult your qualified tax advisor for more information.

Withholding on Distributions: If CREF pays an “eligible rollover” distribution directly to you, federal law requires CREF to withhold 20% from the taxable portion. On the other hand, if CREF rolls over such a distribution directly to an IRA or employer plan, CREF does not withhold any federal income tax. The 20% mandatory withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as payments from IRAs, lifetime annuity payments or minimum distribution payments.

For the taxable portion of distributions other than eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so, and you are eligible to opt out of withholding. However, if you tell CREF not to withhold but it does not have the appropriate withholding election certificate on file, then CREF is still required to withhold taxes on the distribution. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. Nonresident non-citizens of the United States who pay U.S. taxes are subject to different withholding rules.

Premium Taxes: Some states assess premium taxes on the qualified annuity contract premiums paid under the Contract (e.g., IRA, 403(b), or 401(k)). We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, where charged, the premium taxes range from 0% to 1% on qualified annuity contract premiums depending on the state.

Special rules for After-Tax Retirement Annuities

If you paid premiums directly to an RA and the premiums are not subject to your employer’s retirement plan, or if you have been issued an ATRA Contract, then the following general discussion describes CREF’s understanding of current federal income tax law that applies to these accumulations. This discussion does not apply to premiums paid on your behalf under the terms of your employer’s retirement

64     Prospectus  ■  College Retirement Equities Fund

plan. It also does not cover every situation and does not address all possible circumstances.

In General: These annuities are generally not taxed until distributions occur. When distributions occur, they are taxed as follows:

● Withdrawals, including withdrawals of the entire accumulation under the Contract, are generally taxed as ordinary income to the extent that the Contract’s value is more than your investment in the Contract (i.e., what you have paid into it).

● Annuity payments are generally treated in part as taxable ordinary income and in part as non-taxable recovery of your investment in the Contract until you recover all of your investment in the Contract. After that, annuity payments are taxable in full as ordinary income.

Required Distributions: In general, if you die after you start your annuity payments but before the entire interest in the annuity Contract has been distributed, the remaining portion must be distributed at least as quickly as under the method in effect on the date of your death. If you die before your annuity payments begin, the entire interest in your annuity Contract generally must be distributed within five years after your death, or be used to provide payments that begin within one year of your death and that will be made for the life of your designated beneficiary or for a period not extending beyond the life expectancy of your designated beneficiary. CREF has issued an endorsement to your Contract that clarifies the wording in provisions concerning required distributions. The “designated beneficiary” refers to a natural person you designate and to whom ownership of the Contract passes because of your death. However, if the designated beneficiary is your surviving spouse, your surviving spouse can continue the annuity Contract as the new owner.

Death Benefit Proceeds: Death benefit proceeds are taxed like withdrawals of the entire accumulation in the Contract if distributed in a single sum and are taxed like annuity payments if distributed as annuity payments. Your beneficiary may be required to take death benefit proceeds within a certain time period.

Premature Distribution Tax on Certain Distributions: You may have to pay a premature distribution tax (10% of the amount treated as taxable income) on distributions you take prior to age 59½. In general, however, there is no premature distribution tax on distributions (1) made on or after the taxpayer reaches age 59½, (2) made on or after the death of the contract owner, (3) attributable to the taxpayer becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. As enacted under Secure 2.0 (see “Enacted Tax Legislation”), the exception continues to apply in the case of an exchange of an annuity providing the payments, or application of an account to an annuity making payments that, if applicable, would have satisfied RMD rules. This is effective for exchanges after December 31, 2023 and effective for annuity distributions on or after December 29, 2022. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the

College Retirement Equities Fund  ■  Prospectus     65

exceptions enumerated above. You should consult a qualified tax advisor for information about those exceptions.

Medicare Tax: Distributions from after-tax Contracts (such as ATRA Contracts) may be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (i.e., earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a qualified tax advisor for more information.

Withholding: Annuity distributions are generally subject to federal income tax withholding but most recipients can usually elect not to have the tax withheld. Unnecessary withholdings, delays in payment while we attempt to verify information and other adverse tax and financial consequences may result if you or your beneficiary do not provide us with a valid Social Security number or other taxpayer identification number, or if the taxpayer fails to properly complete and execute tax-related forms and certifications required for us to process distributions and administer your Contract.

Certain Designations or Exchanges: Designating an annuitant, payee or other beneficiary, or exchanging a Contract may have tax consequences that should be discussed with a qualified tax advisor before you engage in any of these transactions.

Multiple Contracts: All non-qualified deferred annuity Contracts issued by CREF and certain of its affiliates to the same owner during a calendar year must generally be treated as a single Contract in determining when and how much income is taxable and how much income is subject to the 10% premature distribution tax (see above).

Diversification Requirements: The investments of each Account must be “adequately diversified” in order for the ATRA Contracts to be treated as annuity Contracts for federal income tax purposes. It is intended that each Account (other than the Inflation-Linked Bond Account) will satisfy these diversification requirements. We believe that the CREF Money Market Account is exempt from otherwise applicable diversification testing under the safe harbor for “government money market funds,” as provided in IRS Notice 2016-32. There are restrictions on the investment choices of Contracts in the Inflation-Linked Bond Account; see the discussion below under “Tax consequences of allocating to the CREF Inflation-Linked Bond Account under a CREF annuity for self-remitted non-qualified funds.”

Owner Control: In certain circumstances, owners of non-qualified variable annuity Contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their Contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. While CREF believes that the ATRA Contracts do not give you investment control over assets in the Accounts or any other separate account underlying your ATRA Contract, CREF reserves the right to

66     Prospectus  ■  College Retirement Equities Fund

modify the ATRA Contracts as necessary to prevent you from being treated as an owner of the assets in an Account.

Premium Taxes: Some states, Puerto Rico and the District of Columbia assess premium taxes on the non-qualified annuity contract premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, the premium taxes range from 0% to 3.5% on non-qualified annuity contract premiums depending on the state.

Please consult a qualified tax advisor for more information in relationship to the facts surrounding your personal financial situation.

Federal estate, gift and generation-skipping transfer taxes

While no attempt is being made to discuss the federal estate tax implications of any Contract, you should keep in mind that the value of an annuity Contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the single-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping tax (“GST”) when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. For 2023, the federal estate tax, gift tax, and GST exemptions and maximum rates are $12,920,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Special rules for withdrawals to pay advisory fees

If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

● the payment is for expenses that are ordinary and necessary;

● the payment is made from a Section 401 or 403 retirement plan or an IRA;

● your financial advisor’s payment is only made from the accumulations in your retirement plan or IRA, as applicable, and not directly by you or anyone else, under the agreement with your financial advisor; and

College Retirement Equities Fund  ■  Prospectus     67

● once advisory fees begin to be paid from your retirement plan or IRA, as applicable, you continue to pay those fees solely from your plan or IRA, as applicable, and not from any other source.

However, withdrawals to pay advisory fees to your financial advisor from your accumulations under an ATRA Contract will be treated as taxable distributions. The IRS has privately ruled that withdrawals to pay advisory fees under some insurers’ non-qualified Contracts will not be treated as taxable distributions. TIAA did not obtain a ruling of this type for the ATRA Contract and the Contract has not been changed to prepare for such a ruling request. You should consult a qualified tax advisor as to whether you may exclude from income advisory fees paid to your financial advisor from ATRA Contracts.

Residents of Puerto Rico

The IRS’s current position is that income received by residents of Puerto Rico from a Contract issued on the mainland is U.S.-source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident non-citizens of the United States and foreign corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers who are U.S. citizens or residents. Purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state and foreign taxation with respect to an annuity Contract purchase.

Foreign tax credits

CREF may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax consequences of allocating to the CREF Inflation-Linked Bond Account under a CREF annuity for self-remitted non-qualified funds

If you have a CREF Contract which was set up only to receive self-remitted non-qualified funds (i.e., money that is not part of a pension plan that you remit to CREF directly) and you allocate any such funds to the CREF Inflation-Linked Bond Account, then earnings, if any, on your total accumulation under the Contract are not eligible for tax deferral. Therefore, you may be required to pay taxes on such earnings when you allocate funds under the Contract to the Inflation-Linked Bond Account.

68     Prospectus  ■  College Retirement Equities Fund

Other tax consequences

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law, may avail themselves to certain rights and benefits under the Contract. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. On December 8, 2022, Congress enacted the Respect for Marriage Act providing certain protections for interracial and same-sex marriages. The impact of the new law on existing IRS guidance regarding civil unions and domestic partnerships is uncertain. Consult a qualified tax advisor for more information on this subject.

Enacted Tax Legislation. On December 29, 2022, Secure 2.0 Act of 2022 (Secure 2.0 or the Act) was signed into law under Division T of the Consolidated Appropriations Act of 2023. Secure 2.0 is a significant bipartisan package of provisions that are mostly focused on improving access to, and administration of, retirement plans, and recognizes the importance of lifetime income as a key component of retirement readiness. The Act is generally effective after 2023, with several key provisions effective upon enactment. A number of provisions may directly impact your Contract. These will be discussed in relevant sections of the Prospectus. TIAA is working with trade associations and other groups to obtain guidance and transition relief for certain immediately effective provisions, from the IRS and Treasury Department, as we work to adopt procedures and modify systems to comply with the new law.

Possible Tax Law Changes. There is always the possibility that the tax treatment of your Contract could change by legislation or otherwise. However, the timing and nature of legislative changes is uncertain. Consult a qualified tax advisor with respect to legislative developments and their effect on your Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Additional information

Spouse’s Rights to Benefits. If you are married, and all or part of your accumulation is attributable to contributions made under:

A) an employer plan subject to ERISA; or

B) an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, will your rights to choose certain benefits be restricted by the rights of your spouse to benefits as follows:

● Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

College Retirement Equities Fund  ■  Prospectus     69

● Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Additional information

Legal Proceedings. Neither CREF, TCIM nor Services is involved in any legal action that we consider likely to have a material adverse effect on CREF, the ability of CREF to meet its obligations under the Contracts, or the ability of TCIM or Services to perform its Contract with CREF.

Financial Statements. CREF’s financial statements have been incorporated by reference into this Prospectus and are incorporated by reference into the SAI.

Customer Complaints. Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201-1259, telephone 800-842-2252.

Choices and Changes. You may have to make certain choices or changes (e.g., changing your income option, making a cash withdrawal) by written notice in good order satisfactory to us and received at our home office or at some other location that has been specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will execute the change as of the date it was signed, even if the signer has died in the meantime. We will execute all other changes as of the date received in good order.

Telephone and Internet Transactions. You can use TIAA website’s account access feature at www.tiaa.org 24 hours a day. Once logged into your account, you can check your account balances and/or your current allocation percentages, transfer between Accounts or to TIAA, and/or allocate future premiums among the Accounts and funds available to you through TIAA and CREF. You can call our Automated Telephone Service at 800-842-2252 to check your accumulation balances and hear other personal account updates 24 hours a day. When using the Automated Telephone Service, you will be asked to enter your Personal Identification Number (“PIN”) and Social Security number. (You can establish a PIN by following the prompts or calling during call center hours.) TIAA will use reasonable procedures to confirm that instructions given online or by phone are genuine. If we use such procedures, we may not be responsible for incorrect or fraudulent transactions. All transactions made over the website or by phone are electronically recorded. We can suspend or terminate your ability to transact by telephone or over the Internet for any reason. Also, telephone, Internet or fax transactions may not always be available.

70     Prospectus  ■  College Retirement Equities Fund

Your Voting Rights. Generally, as a participant in an Account, you can vote to elect CREF Trustees, on any change in investment objective and fundamental investment policies and on any other matter requiring a participant vote. You will have the right to vote based on the value of accumulation units credited to your account on the record date for the vote in question. With respect to matters that affect only one or more particular class(es) of CREF, only participants holding units of such class(es) have the right to vote on such matters.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please call 877-518-9161 and one will be sent to you free of charge.

Assigning Your Contract. Generally, neither you nor your beneficiaries can assign ownership of a CREF Contract to someone else.

Errors or Omissions. We reserve the right to correct any errors or omissions on any form, report or statement that is sent to you.

GA (Group Annuity) Contracts. If a GA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits and the timing of payments may be different, and are determined by your plan. Contact your employer or plan administrator for more information.

Texas Optional Retirement Program Participants. If you’re in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die or leave your job in the state’s public institutions of higher education.

Householding. To lower expenses and eliminate duplicate documents sent to your home, CREF will mail only one copy of this Prospectus and other required documents to your household, even if more than one participant lives there. If you would prefer to continue to receive your own copy of any document, write or call CREF at 877-518-9161.

Appendix: Accounts available under the Contract

The following is a list of the Accounts available under the Contract. Not all Accounts may be available under the terms of your employer’s plan. You may only invest in those Accounts available under the terms of your employer’s plan and this Prospectus.

More information about the Accounts is available below and also can be requested at no cost by following the instructions on the back cover page. The current expenses and performance information below reflect Contract fees and expenses that are paid by each investor in CREF Class R3 units, but does not reflect the impact of any advisory fees paid to financial intermediaries or TIAA plan pricing arrangements (as discussed in further detail in the section entitled “Information from TIAA: TIAA plan pricing, employer plan fees and potential transfer fees” above). If such charges were reflected, the fees and expenses

College Retirement Equities Fund  ■  Prospectus     71

would be higher. Each Account’s past performance is not necessarily an indication of future performance.

			Average annual total returns 12/31/2022 (Class R3)*
Investment objective	Account Adviser	Current expenses (Class R3)	One year	Five years	Ten years

Seeks a favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.	Stock Account TCIM	0.255%	-18.45%	5.65%	9.12%

Seeks a favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.	Global Equities Account TCIM	0.250	-18.49	5.40	8.47

Seeks a favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.	Growth Account TCIM	0.215	-32.34	8.05	12.56

Seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.	Equity Index Account TCIM	0.170	-19.25	8.63	11.89

Seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.	Core Bond Account TCIM	0.230	-13.14	0.15	1.21

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.	Inflation-Linked Bond Account TCIM	0.185	-6.34	2.46	1.03

Seeks a favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.	Social Choice Account TCIM	0.205	-15.47	4.56	6.60

Seeks high current income consistent with maintaining liquidity and preserving capital.	Money Market Account TCIM	0.180	1.24	1.02	0.57

*		Previously, the information stated above showed each Account’s average annual total returns and current expenses for Class R1. Class R3 has been selected because Class R3 is the oldest class of CREF.

72     Prospectus  ■  College Retirement Equities Fund

Appendix: Additional information about the Accounts available under the Contract

Your investment options

Overview of the Accounts

Currently, CREF has eight investment portfolios, or Accounts, which are divided into several categories reflecting different investment management strategies. Not all Accounts may be available under the terms of your employer’s plan. You may only invest in those Accounts available under the terms of your employer’s plan and this Prospectus.

They are:

Equity Accounts:

● Stock Account

● Global Equities Account

● Growth Account

Index Account:

● Equity Index Account

Fixed-Income Accounts:

● Core Bond Account

● Inflation-Linked Bond Account

Specialty/Balanced Account:

● Social Choice Account

Money Market Account:

● Money Market Account

CREF’s goal is to provide retirement benefits. CREF has a long-term investment perspective and the Accounts provide a wide range of investment alternatives. Each Account has its own investment objective, policies and special risks. The investment objective of an Account cannot be changed without the approval of a majority of Account participants. CREF can change investment policies without such approval. There is no guarantee that any Account will meet its investment objective.

Each of the Stock, Global Equities, Equity Index, Core Bond and Inflation-Linked Bond Accounts has a policy of investing, under normal circumstances, at least 80% of its respective assets (net assets, plus the amount of any borrowings for investment purposes) in certain securities implied by its name, including such terms as “equity” and “index.” Each of these Accounts will provide its participants with at least 60 days’ prior notice before making changes to this

College Retirement Equities Fund  ■  Prospectus     73

policy. The Accounts are not appropriate for market timing. You should not invest in the Accounts if you are a market timer.

Equity Accounts

Stock Account

Investment Objective: A favorable long-term rate of return through capital appreciation and investment income by investing primarily in a broadly diversified portfolio of common stocks.

Principal Investment Strategies: Under normal circumstances, the Stock Account invests at least 80% of its assets in a broadly diversified portfolio of common stocks. CREF’s investment adviser, TCIM, typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities to achieve the Account’s investment objective. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies.

A portion of the Account is managed using an active management strategy. With active management, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value. The Account may invest in companies of any size, including small companies.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the component indices of the Account’s composite index. This portion of the Account buys most, but not necessarily all, of the stocks in the indices of its composite index, and will attempt to closely match the overall investment characteristics of its composite index.

The Account invests in foreign stocks and other equity securities. The Account also may invest in fixed-income securities and money market instruments traded

74     Prospectus  ■  College Retirement Equities Fund

on foreign exchanges or in other foreign securities markets, or that are privately placed. Foreign securities have different types and levels of risk than domestic securities. The Account will also invest a portion of its foreign investments in emerging market securities and, to a lesser extent, foreign developed market small-cap equities. Under normal circumstances, the Account seeks to maintain the weightings of its holdings as approximately 60%–70% domestic equities and 30%–40% foreign equities. Under normal circumstances, the foreign equities portion of the Account will include investments in both developed and emerging market securities and in securities of large-, mid- and small-capitalization issuers. As of December 31, 2022, the market value of the Account was divided as indicated below among U.S., foreign developed and foreign emerging market securities:

64.6%	United States
26.6%	Foreign developed markets
8.8%	Foreign emerging markets

For a discussion of additional risks concerning investments in foreign securities, see “Additional information about investment strategies and risks” below.

Within the Account’s globally diversified, multi-investment style strategy, the Account allocates assets to a variety of underlying investment strategies. The allocations to such strategies, including domestic or foreign investments in mega-cap, large-cap, mid-cap and small-cap and various industry sector specializations, may change over time. As of December 31, 2022, the equity investments of the Account were divided among issuers with varying market capitalizations as indicated below:

57.3%	Mega-cap: more than $50 billion
21.7%	Large-cap: more than $15 billion–$50 billion
16.7%	Mid-cap: more than $2 billion–$15 billion
4.3%	Small-cap: $2 billion or less

See “More about benchmarks and other indices” below for information about the Stock Account Composite Index.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● market risk;

● issuer risk (often called financial risk);

● foreign investment risk;

● emerging markets risk;

College Retirement Equities Fund  ■  Prospectus     75

● index risk;

● active management risk;

● quantitative analysis risk;

● large-cap risk;

● mid-cap risk; and

● small-cap risk.

Investing in securities traded on foreign exchanges or in foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. These risks may be enhanced with respect to investments in emerging markets. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using a quantitative strategy to underperform the index. Furthermore, because of the Account’s size, it may be buying or selling blocks of stock that are large compared to the stock’s trading volume, making it difficult to reach the positions called for by TCIM’s investment decisions and/or affecting the stock’s price. As a result, TCIM may not be able to adjust the portfolio as quickly as it would like.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Stock Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to invest in a broadly diversified stock portfolio.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Global Equities Account

Investment Objective: A favorable long-term rate of return through capital appreciation and income from a broadly diversified portfolio that consists primarily of foreign and domestic common stocks.

Principal Investment Strategies: Under normal circumstances, the Global Equities Account invests at least 80% of its assets in equity securities of foreign and domestic companies. Typically, approximately 50% of the Account is invested in foreign securities (including foreign emerging market issuers), and approximately 50% in domestic securities, as TCIM deems appropriate. However, when market conditions warrant, the Account may invest more than 60% of its assets in U.S. issuers. In such cases, the Account will invest at least 30% in foreign issuers. These percentages may vary according to market conditions. As of December 31, 2022, the portfolio of investments of the Account was divided as indicated below among U.S., foreign developed market and foreign emerging market securities:

76     Prospectus  ■  College Retirement Equities Fund

63.6%	United States
28.3%	Foreign developed markets
8.1%	Foreign emerging markets

Normally, the Account will be invested in at least three different countries, one of which will be the United States, although the Account will usually be more diversified. For a discussion of additional risks concerning investments in foreign securities, including emerging market securities, see “Additional information about investment strategies and risks” below.

The Account can invest in companies of any size, including small companies. Investing in smaller companies entails more risk. See “Principal Investment Risks” for the Account below.

TCIM typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies to achieve the Account’s investment objective. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary, quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account buys most, but not necessarily all, of the

College Retirement Equities Fund  ■  Prospectus     77

securities in the Account’s benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

Within the Account’s globally diversified, multi-investment style strategy, the Account allocates assets to a variety of underlying investment strategies. The allocations to such strategies, including domestic or foreign investments in large-cap, mid-cap and small-cap and various industry sector specializations, may change over time.

The benchmark for the Global Equities Account is the MSCI All Country World Index. See “More about benchmarks and other indices” below for additional information about the benchmark.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● market risk;

● issuer risk (often called financial risk);

● foreign investment risk;

● emerging markets risk;

● index risk;

● active management risk;

● quantitative analysis risk;

● large-cap risk;

● mid-cap risk; and

● small-cap risk.

Investing in securities traded on foreign exchanges or in foreign markets involves risks beyond those of domestic investing. These include political or social instability, changes in currency rates and the possible imposition of market controls or currency exchange controls. These risks may be enhanced with respect to investments in emerging markets. Also, seeking enhanced results relative to an index may cause that portion of the Account that is managed using a quantitative strategy to underperform the index. The Account may also be subject to market timing risk due to “stale price arbitrage,” in which an investor seeks to take advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Account has in place policies and procedures that are designed to reduce the risk of market timing in the Account.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Global Equities Account may be best for individuals who have a longer time horizon, think stocks will perform well over time and want to take advantage of the potential of foreign as well as domestic markets.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

78     Prospectus  ■  College Retirement Equities Fund

Growth Account

Investment Objective: A favorable long-term rate of return, mainly through capital appreciation, primarily from a diversified portfolio of common stocks that present the opportunity for exceptional growth.

Principal Investment Strategies: Under normal circumstances, the Growth Account invests at least 80% of its assets in common stocks and other equity securities. The Account invests primarily in large, well-known, established companies, particularly when TCIM believes they have new or innovative products, services or processes that enhance future earnings prospects. To a lesser extent, the Account may also invest in smaller, less seasoned companies with growth potential as well as companies in new and emerging areas of the economy. The Account may also invest in companies in order to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

Growth-oriented companies are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of a company’s earnings (i.e., the degree to which earnings are derived from sustainable sources), and analyzing companies as if one would be buying the underlying business, not simply trading its equity. Growth investing also involves fundamental research and qualitative analysis of particular companies in order to identify and benefit from particular companies whose business prospects appear underappreciated by the market.

The Account may buy foreign securities and other instruments if TCIM believes they have superior investment potential. Depending on investment opportunities, the Account may invest up to 20% of its assets in foreign securities. The securities will be those traded on foreign exchanges or in other foreign markets and may be denominated in foreign currencies or other units.

TCIM typically uses a combination of three different investment strategies to manage the Account—active management, quantitative and indexing—and invests in both domestic and foreign securities. TCIM seeks to achieve the Account’s overall investment objective by managing the Account in segments, each of which may use one of these different investment strategies. For that portion of the Account that is actively managed, TCIM looks for stocks that it believes are attractively priced based on an analysis of the company’s prospects for growth in earnings, cash flow, revenues or other relevant measures. TCIM also looks for companies whose assets appear undervalued in the market. In general, TCIM focuses on companies with shareholder-oriented management dedicated to creating shareholder value.

A portion of the Account is managed using a quantitative strategy. With quantitative strategies, TCIM may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of various segments of the benchmark index, while also seeking to outperform that benchmark index. Quantitative strategies often employ proprietary,

College Retirement Equities Fund  ■  Prospectus     79

quantitative modeling techniques for stock selection, country allocation and portfolio construction. Quantitative analysis involves the use of mathematical models and computer programs that attempt to outperform the index by over- and underweighting certain stocks in the index. Relative to TCIM’s other approaches for managing other equity accounts, in general, the quantitative methodology is designed so that the Account diverges from and may outperform its benchmark index, but remains closer to the benchmark than other equity accounts using a traditional active management style.

A portion of the Account is managed using an index strategy. This portion of the Account is designed to track various segments of the Account’s benchmark index. This portion of the Account buys most, but not necessarily all, of the securities in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index.

The benchmark for the Growth Account is the Russell 1000® Growth Index. See “More about benchmarks and other indices” below for additional information about the benchmark.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● market risk;

● issuer risk (often called financial risk);

● foreign investment risk;

● style risk/the risks of growth investing;

● index risk;

● active management risk;

● quantitative analysis risk;

● large-cap risk;

● mid-cap risk; and

● small-cap risk.

Also, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. The Account will probably be more volatile than the overall equity market due to its focus on more growth-oriented sectors of the market.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Growth Account may be best for individuals who are looking for long-term capital appreciation and a favorable long-term return but are willing to tolerate fluctuations in value. It may also be well suited to investors seeking exposure to growth-oriented companies who also have exposure to other segments of the stock market, including selective exposure to value-oriented companies.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

80     Prospectus  ■  College Retirement Equities Fund

Index Account

Equity Index Account

Investment Objective: A favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the United States, as represented by a broad stock market index.

Principal Investment Strategies: The Equity Index Account is designed to track the U.S. stock market as a whole and invests in stocks in its benchmark index, the Russell 3000® Index. The Account buys most, but not necessarily all, of the securities in the Russell 3000® Index, and attempts to closely match the overall investment characteristics of the Index. Using the Russell 3000® Index is not fundamental to the Account’s investment objective and policies. The Account can change the index at any time and will notify its participants if it does so. See “More about benchmarks and other indices” below for additional information about the benchmark.

The Account may also invest in securities and other instruments, such as futures, whose return depends on stock market prices. TCIM selects these instruments to attempt to match the total return of the Russell 3000® Index but may not always do so.

The Account is classified as a diversified investment company, as defined under the 1940 Act. However, the Account may become non-diversified under the 1940 Act without the approval of Account participants solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index, the Russell 3000® Index, which the Account seeks to track.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● market risk;

● issuer risk (often called financial risk);

● index risk;

● large-cap risk;

● mid-cap risk;

● small-cap risk; and

● non-diversification risk.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Equity Index Account may be best for individuals who have a longer time horizon, think U.S. stocks will perform well over time and want to invest in a broad range of securities in the U.S. market.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

College Retirement Equities Fund  ■  Prospectus     81

Fixed-Income Accounts

Core Bond Account

Investment Objective: A favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Principal Investment Strategies: Under normal circumstances, the Core Bond Account invests at least 80% of its assets in a broad range of fixed-income securities. The majority of the Account’s assets are invested in U.S. Treasury and other governmental agency securities, corporate bonds and mortgage-backed or other asset-backed securities. The Account’s holdings are mainly of investment-grade securities rated in the top four credit rating categories by a nationally recognized statistical rating organization (“NRSRO”), or that TCIM determines are of comparable quality. Fixed-income securities may pay a fixed or variable rate of interest.

The Account will overweight or underweight individual securities or sectors as compared to their weight in the Bloomberg U.S. Aggregate Bond Index, the Core Bond Account’s benchmark index, depending on where TCIM finds undervalued, overlooked or misunderstood issues that TCIM believes offer the potential for superior returns compared to the Bloomberg U.S. Aggregate Bond Index. See “More about benchmarks and other indices” below for additional information about the benchmark.

The Account can also invest in below-investment-grade securities (also known as “high yield” or “junk” bonds) that, for example, are rated Ba1 or lower by Moody’s Investors Services, Inc. (“Moody’s”) or BB+ or lower by Standard & Poors (“S&P”), as well as securities that TCIM determines to be of a similar quality. Securities of below-investment-grade quality are speculative in nature. However, TCIM does not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, including emerging market fixed-income securities and non-dollar-denominated instruments, but such investments are not expected to exceed 20% of the Account’s assets.

The Account can also invest in mortgage-backed securities. These can include pass-through securities sold by private, governmental and government-related organizations, and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are formed when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest.

The Account may make certain other investments, but not as principal investment strategies. For example, the Account may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment and extension risks than traditional mortgage-backed securities.

82     Prospectus  ■  College Retirement Equities Fund

TCIM may also use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date. The Account may also engage in duration-neutral relative value trading, a technique in which the Account buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve.

TCIM seeks the Account’s investment objective through active management of security selection, sector allocation, yield-curve positioning, and duration management. While the Account seeks to preserve capital as part of its investment objective, this is only one factor in an actively managed approach of seeking a favorable long-term rate of return. Accordingly, there can be no assurance that the Account will succeed in preserving capital, and the Account may lose money because of the risks of investment in bonds and other eligible assets, including interest rate risk, credit risk, and other risks noted below.

The Account may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Account’s investment strategies. In particular, the Account may purchase and sell interest rate futures to attempt to manage duration and/or certain risks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● interest rate risk;

● prepayment risk;

● extension risk;

● issuer risk (often called financial risk);

● income volatility risk;

● credit risk;

● call risk;

● fixed-income foreign investment risk;

● active management risk;

● market volatility, liquidity and valuation risk;

● mortgage roll risk;

● downgrade risk;

● non-investment-grade securities risk;

● U.S. Government securities risk;

● illiquid investments risk;

● derivatives risk;

● emerging markets risk; and

● portfolio turnover risk.

Interest rate risk is the risk that prices of portfolio securities held by the Account may decline if interest rates rise. For example, if interest rates rise by

College Retirement Equities Fund  ■  Prospectus     83

1%, the market value of a portfolio with a duration of 5 years will decline by approximately 5%.

In addition, below-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer the potential for higher returns but also entail higher risks. Issuers of below-investment-grade securities are typically speculative in nature, may be in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. High-yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

Bear in mind that all these risks can also apply to the lower levels of “investment-grade” securities, for example, Moody’s Baa and S&P’s BBB. Also, securities originally rated “investment-grade” are sometimes downgraded later, should a NRSRO believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Account, it may or may not be sold, depending on an analysis by TCIM of the issuer’s prospects. However, the Account will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Account’s current investment target. The Account does not rely exclusively on credit ratings when making investment decisions because such ratings may not alone be an accurate measure of the risk of lower-rated bonds. Instead, TCIM also does its own credit analysis, and pays particular attention to economic trends and other market events.

The Account can hold illiquid investments. The risk of investing in illiquid investments is that they may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

The Account’s investments in mortgage-backed securities are subject to prepayment or extension risk. This is the possibility that a change in interest rates would cause the underlying mortgages to be paid off sooner or later than expected.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Core Bond Account may be best for individuals who have a longer time horizon, think bonds will do well over time and/or want to diversify other holdings invested in stocks.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Inflation-Linked Bond Account

Investment Objective: A long-term rate of return that outpaces inflation, primarily through investment in inflation-indexed bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the bond.

84     Prospectus  ■  College Retirement Equities Fund

Principal Investment Strategies: Under normal circumstances, the Inflation-Linked Bond Account invests at least 80% of its assets in U.S. Treasury Inflation-Indexed Securities (TIIS). The Account can also invest in other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers as well as foreign governments. It can also invest in money market instruments or other short-term securities.

Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they are expected to retain their value against inflation over time.

The principal amount of a TIIS bond is adjusted periodically for inflation using the Consumer Price Index for All Urban Consumers (“CPI-U”). Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation.

The principal amount of a TIIS investment can go down in times of negative inflation. However, the U.S. Treasury guarantees that the final principal payment at maturity will not be less than the original principal amount of the bond.

The interest and principal components of the bonds may be “stripped” or sold separately. The Account can buy or sell either component.

The Account can also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, TCIM does not expect the Account’s investments in inflation-linked bonds of foreign issuers will be more than 25% of its assets, although this level may change.

The Account can also hold the same kind of fixed-income securities as the Core Bond Account. These securities will usually be investment-grade. However, the Account can invest up to 5% of its assets in fixed-income instruments that are rated below investment-grade, or in unrated securities of similar quality.

The Account may purchase and sell futures, options, swaps, forwards and other fixed-income derivative instruments to carry out the Account’s investment strategies. In particular, the Account may purchase and sell interest rate futures to attempt to manage duration and/or certain risks.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● interest rate risk;

● income volatility risk;

● credit risk;

College Retirement Equities Fund  ■  Prospectus     85

● fixed-income foreign investment risk;

● active management risk;

● market volatility, liquidity and valuation risk;

● illiquid investments risk;

● derivatives risk;

● special risks relating to inflation-indexed bonds; and

● U.S. Government securities risk.

In addition, because the investments in the Account are “marked-to-market” daily and because market values will fluctuate, the Account could lose money on its investments. As a result, its total return may not actually track the selected inflation index every year.

The benchmark for the Inflation-Linked Bond Account is the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index. See “More about benchmarks and other indices” below for additional information on the benchmark.

Market values of inflation-indexed bonds can be affected by changes in the market’s inflation expectations or changes in real rates of interest.

Also, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that the index used by TIIS does not accurately reflect inflation, the market value of those bonds could be adversely affected. In addition, participants who choose to receive annuity income through this Account should be aware that their income might not keep pace with inflation, especially if the average stated interest rate on the Account’s inflation-indexed bonds is below approximately 4%.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Inflation-Linked Bond Account may be best for individuals who are especially concerned about high inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and/or want to diversify holdings in stocks, conventional bonds and other investments.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Specialty/Balanced Account

Social Choice Account

Investment Objective: A favorable long-term rate of return that reflects the investment performance of the financial markets while giving special consideration to certain social criteria.

Principal Investment Strategies: The Social Choice Account invests in a diversified set of domestic and foreign stocks and other equity securities, bonds and other fixed-income securities, as well as money market instruments and other short-term debt instruments. The Account seeks to invest in issuers that are suitable from a financial perspective while taking into consideration certain

86     Prospectus  ■  College Retirement Equities Fund

environmental, social and governance (“ESG”) or impact criteria, which are described in more detail below.

The Account is balanced, with assets divided between foreign and domestic stocks and other equity securities (about 60%) and bonds and other fixed-income securities, including money market instruments (about 40%). Under normal circumstances, the equity portion of the Account is divided between a generally larger domestic and a smaller foreign portion. Under normal circumstances, the fixed-income portion of the Account is divided between a generally larger domestic and a smaller foreign portion. As of December 31, 2022, the Account was invested in its various market segments as follows: domestic equity 40%; foreign equity 18%; domestic fixed-income 36%; and foreign fixed-income 6%.

When TCIM believes that market conditions or transaction needs make it appropriate, the equity portion of the Account can go as high as 70% or as low as 50% through adjustments to either or both of the domestic and foreign equity portions, with corresponding changes to the fixed-income portion. Any of these percentages can be changed even further if TCIM believes it would be appropriate.

The equity portion of the Account includes both a domestic and a foreign equities portion. The domestic equity portion attempts to track the return of the U.S. stock market as represented by the Russell 3000®Index. The foreign equity portion of the Account attempts to track the return of developed foreign markets as represented by the MSCI EAFE + Canada Index. TCIM may utilize quantitative and/or other investment strategies to facilitate the management of the overall Account.

See “More about benchmarks and other indices” below for information about the Social Choice Account Composite Index.

When selecting investments for the equity portion of the Account, TCIM considers certain ESG criteria. The ESG criteria are generally implemented based on data provided by independent ESG research vendor(s). The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and governance and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain and governance) are other considerations.

The ESG evaluation process for the equity portion of the Account is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risk and

College Retirement Equities Fund  ■  Prospectus     87

opportunities they face in the context of their industry and relative to their peers. The Account will not generally invest in companies significantly involved in certain business activities, including, but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power, thermal coal and gambling products and services.

After the ESG evaluation process is conducted, TCIM then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the equity portion of the Account’s composite benchmark index. Under these quantitative investment techniques, the Account uses a risk model to evaluate the stocks in which the equity portion of the Account may invest and to inform the construction of a broadly diversified group of stocks.

The fixed-income portion of the Account invests in a broad range of fixed-income instruments. The majority of this portion of the Account is invested in U.S. Treasury and other governmental agency securities, corporate bonds and mortgage-backed and other asset-backed securities. This portion’s holdings consist mainly of investment-grade securities rated in the top four credit rating categories by a NRSRO, or that TCIM determines are of comparable quality. The fixed-income portion of the Account can also invest in below-investment-grade securities (also known as “high-yield” or “junk” bonds) rated, for example, Ba1 or lower by Moody’s or BB+ or lower by S&P, as well as securities that TCIM determines to be of a similar quality. Securities of below-investment-grade quality are speculative in nature. However, TCIM does not intend to invest more than 20% of the Account’s assets in such securities. The Account can also make foreign investments, including emerging market fixed-income securities and non-dollar-denominated instruments, but such investments are not expected to exceed 20% of the Account’s assets. Account investments in fixed-income securities issued by corporate entities or certain foreign governments are also subject to the ESG criteria discussed previously.

When selecting investments for the fixed-income portion of the Account, TCIM considers certain ESG criteria or TIAA’s proprietary Impact framework. The Account’s Impact framework, described in more detail below, provides direct exposure to issuers or projects that TCIM believes have the potential to have social and environmental benefits. The ESG criteria are generally implemented based on data provided by independent research vendor(s). In those limited cases where independent ESG criteria are not available for certain types of securities or for certain issuers, these securities may nonetheless be eligible for the fixed-income portion of the Account should they meet certain ESG criteria established by TCIM.

The ESG criteria described above for the equity portion of the Account also apply to corporate issuers in the fixed-income portion of the Account. With respect to government issuers, the ESG evaluation process utilized by the fixed-income portion of the Account favors issuers with leadership in ESG performance relative to all peers. For government issuers, typically, environmental assessment

88     Prospectus  ■  College Retirement Equities Fund

categories include the issuer’s ability to protect, harness and supplement its natural resources, and to manage environmental vulnerabilities and externalities. Social assessment categories include the issuer’s ability to develop a healthy, productive and stable workforce and knowledge capital, and to create a supportive economic environment. Governance assessment categories include the issuer’s institutional capacity to support long-term stability and well-functioning financial, judicial and political systems, and capacity to address environmental and social risks. The government ESG evaluation process is conducted on a global basis and reflects how an issuer’s exposure to and management of ESG risk factor may affect the long-term sustainability of its economy.

Additionally, TCIM invests some of the fixed-income portion of the Account taking into consideration the Impact framework as implemented by the Account’s portfolio management team. As of December 31, 2022, 40% of the fixed-income portion of the Account was invested in impact investments. These investments provide direct exposure to issuers and/or individual projects that TCIM, through its proprietary analysis, believes have the potential to have social or environmental benefits. Within this exposure to impact investments, the Account seeks opportunities to invest in publicly traded fixed-income securities that finance initiatives in areas including affordable housing, community and economic development, renewable energy and climate change and natural resources. These investments will be selected based on the same financial criteria used by TCIM in selecting the Account’s other fixed-income investments. The portion of the Account invested in accordance with the Impact framework is not additionally subject to the ESG criteria. TCIM engages with issuers of investments deemed by TCIM to represent impact securities to communicate impact reporting preferences and encourage alignment with industry best practices regarding responsible investment.

The ESG criteria implemented by both the equity and fixed-income portions of the Account and the Impact framework implemented by the fixed-income portion of the Account are both non-fundamental investment policies and may be changed without the approval of the Account’s participants. While TCIM may invest in issuers or projects that meet these criteria, it is not required to invest in every issuer that meets these criteria. In addition, concerns with respect to one ESG assessment category may not automatically eliminate an issuer from being considered an eligible Account investment.

As noted above, the fixed-income portion of the Account may invest in certain asset-backed securities, mortgage-backed securities and other securities that represent interests in assets such as pools of mortgage loans, automobile loans or credit card receivables. These securities are typically issued by legal entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government sponsored enterprises such as Fannie Mae or Freddie Mac. TCIM does not take into consideration whether the sponsor of an asset-backed

College Retirement Equities Fund  ■  Prospectus     89

security in which the Account invests meets the ESG criteria or the Impact framework. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Account could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Account could not invest directly.

The fixed-income portion of the Account may also use a trading technique called “mortgage rolls” or “dollar rolls” in which the Account “rolls over” an investment in a mortgage-backed security before its settlement date in exchange for a similar security with a later settlement date.

Money market instruments and short-term debt securities held by the Account are primarily securities with maturities of 397 days or less at the time of purchase that TCIM believes present minimal credit risks, including “government securities” as such term is defined in the applicable rules governing money market funds. The Account can also hold other kinds of short-term instruments. These help the Account to maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities.

The Account may also buy and sell derivative instruments, such as options, swaps, options on swaps, futures contracts and options on futures. The Account may use these instruments as hedging techniques, for cash management purposes or to seek to increase total return. These instruments do, however, involve special risks. The Account is not required to hedge its investments and such instruments will not be subject to the Account’s ESG criteria.

The Board of Trustees reviews the ESG criteria used to evaluate securities held by the Account and the ESG vendor(s) that provide the data that help inform this criteria. Subject to Board review, TCIM has the right to change the ESG vendor(s) at any time and to add to the number of vendor(s) providing the ESG data.

Investing on the basis of ESG criteria and according to the Impact framework are qualitative and subjective by nature. There can be no assurance that every Account investment will meet ESG criteria or the Impact framework, or will do so at all times, or that the ESG criteria and the Impact framework or any judgement exercised by TCIM will reflect the beliefs or values of any particular investor.

The Account is not restricted from investing in any securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Account may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Board of Trustees.

Principal Investment Risks: The Account is subject to the following principal investment risks:

● market risk;

● issuer risk (often called financial risk);

● foreign investment risk;

● active management risk;

● quantitative analysis risk;

90     Prospectus  ■  College Retirement Equities Fund

● ESG criteria and impact risk;

● interest rate risk;

● prepayment risk;

● extension risk;

● income volatility risk;

● credit risk;

● call risk;

● volatility, liquidity and valuation risk;

● downgrade risk;

● mortgage roll risk;

● non-investment-grade risk;

● illiquid investments risk;

● derivatives risk; and

● U.S. Government securities risk.

As with any investment, you can lose money by investing in this Account.

Who May Want to Invest: The Social Choice Account may be best for individuals who want to avoid investing in companies that do not meet certain ESG or impact criteria; want an Account balanced among stocks, bonds and money market instruments; and/or want an Account that may be less volatile than an Equity Account.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

Money Market Account

Money Market Account

Investment Objective: High current income consistent with maintaining liquidity and preserving capital.

Principal Investment Strategies: The Account is a “government money market fund” as defined in the applicable rules governing money market funds and as such, invests at least 99.5% of its total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully by cash or U.S. Government securities. These investments include (1) securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities and (2) repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. Short-term, U.S. Government securities generally pay interest that is among the lowest for income-paying securities. Because of this, the yield on the Account will likely be lower than the yields on funds that invest in longer-term or lower-quality securities.

The Account’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other

College Retirement Equities Fund  ■  Prospectus     91

instruments held by money market funds. The Account maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less, and invests in debt obligations that are deemed to mature in 397 days or less.

TCIM limits the Account’s investments to U.S. Government securities or securities that present minimal credit risks to the Account and are of eligible quality.

A government money market fund is not required to impose liquidity fees or redemption gates, and the Account does not currently intend to impose such fees and/or gates. However, the Account’s Board of Trustees could elect to subject the Account to such fees and/or gates in the future.

The above list of investments is not exclusive and the Account may make other investments consistent with its investment objective and policies.

The peer group average to which the Account is compared is the iMoneyNet Money Fund AveragesTM —All Government.

Principal Investment Risks: You could lose money by investing in the Money Market Account. Because the accumulation unit value of the Account will fluctuate, the value of your investment may increase or decrease and the Account’s yield could be zero or negative. An investment in the Account is not insured or guaranteed by the FDIC or any other government agency. The Account’s sponsor has no legal obligation to provide support to the Account, and you should not expect that the sponsor will provide financial support to the Account at any time. The Account is subject to the following principal investment risks:

● interest rate risk;

● issuer risk (often called financial risk);

● income volatility risk;

● credit risk;

● market volatility, liquidity and valuation risk

● active management risk;

● current income risk;

● U.S. Government securities risk; and

● floating and variable securities risk.

No Constant Accumulation Value: Unlike most money market funds, the Money Market Account does not distribute income on a daily basis. Therefore, the Account does not maintain a constant value of $1.00 per unit and the AUV will fluctuate.

Who May Want to Invest: The Money Market Account may be best for individuals who have a shorter time horizon and/or who are risk averse.

See “Principal risks of investing in the Accounts” below and “Additional information about investment strategies and risks” below for more information.

92     Prospectus  ■  College Retirement Equities Fund

Principal risks of investing in the Accounts

Principal risks of investing in equity Accounts

In general, the value of equity investments fluctuates in response to the performance and financial condition of individual companies that issue them and in response to general market and economic conditions. Therefore, the value of an investment in the Accounts that hold equity securities may decrease. Investors should be aware that in light of the current uncertainty, volatility and state of economies, financial markets, and labor and health conditions around the world, the risks below (including the risks related to investing in fixed-income instruments) are heightened significantly compared to normal conditions and therefore subject an Account’s investments and a participant’s investment in an Account to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk below is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions. There is no guarantee that an Account will meet its investment objective.

An investment in an Equity Account, the Index Account, or the equity portion of the Social Choice Account, or any Account’s equity investments, typically will be subject to the following principal investment risks described below:

● Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

● Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates, the availability of credit and the occurrence of other factors, such as natural disasters or public health emergencies (pandemics and epidemics) as well as armed conflict. There is an increased likelihood that these types of events or conditions can, sometimes rapidly and unpredictably, result in a variety of adverse developments and circumstances, such as reduced liquidity, supply chain disruptions and market volatility, as well as increased general uncertainty and broad ramifications for markets, economies, issuers, businesses in many sectors and societies globally. Accordingly, the value of the equity investments that an Account holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and

College Retirement Equities Fund  ■  Prospectus     93

region to region. During periods of unusual volatility or turmoil in the financial markets, an Account may undergo an extended period of decline. From time to time, an Account may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Account more vulnerable to adverse developments affecting such sectors or industries.

The Accounts that make foreign investments are subject to:

● Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect an Account’s ability to evaluate potential portfolio companies. Certain emerging market countries may also face other significant internal or external risks, such as the risk of war, macroeconomic, geopolitical, global health conditions, and ethnic, religious and racial conflicts. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect TCIM’s ability to evaluate local companies or their potential impact on an Account’s performance. Because their financial markets may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as the Accounts are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets (including derivative litigation) may be more limited, and U.S. authorities (such as the SEC or U.S. Department of Justice) may have less ability to bring actions against bad actors in emerging market countries. National policies (including sanctions programs) may limit an Account’s investment opportunities including restrictions on investment in issuers or industries deemed sensitive to national interests. The risks outlined above are often more pronounced in “frontier markets” in which an Account may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid. These factors may make investing in frontier market countries significantly riskier than investing in other countries.

● Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or

94     Prospectus  ■  College Retirement Equities Fund

currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Additionally, to the extent that the underlying securities held by an Account trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate an Account’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Account’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent an Account from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Account’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations. In some cases, the securities may become worthless. To the extent an Account invests a significant portion of its assets in the securities of companies in a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. Investment in an Account may be more exposed to a single country’s or a region’s cycles, stock market valuations and currency, which could increase its risk compared with a more geographically diversified Account. In addition, political, social, regulatory, economic or environmental events that occur in a single country or region may adversely affect the values of that country’s or region’s securities and thus the holdings of an Account.

College Retirement Equities Fund  ■  Prospectus     95

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Because the financial markets of emerging market countries may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as an Account are subject to a variety of special restrictions in many such countries. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

The Accounts (or portions of an Account) that are managed according to a growth investment style are subject to:

● Style Risk/Risks of Growth Investing—Use of either a growth investing or value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the Account’s portfolio value. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained. Accordingly, a stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market. In addition, growth stocks, at times, may not perform as well as value stocks or the stock market in general and may be out of favor with investors for varying periods of time.

The Accounts that are managed, in whole or in part, according to indexing techniques are subject to:

● Index Risk—The risk that the performance of an Account may not correspond to, or may underperform, its benchmark index for any period of

96     Prospectus  ■  College Retirement Equities Fund

time. Although each Account attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike an Account, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Account to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no Account can guarantee that its performance will match or exceed its index for any period of time.

● Non-Diversification Risk—While the Equity Index Account is considered to be a diversified investment company under the 1940 Act, this Account may become non-diversified under the 1940 Act without Account participant approval when necessary to continue to track its benchmark index. Non-diversified status means that this Account can invest a greater percentage of its assets in the securities of a single issuer than a diversified investment company. Investing in a non-diversified investment company involves greater risk than investing in a diversified investment company because a loss in value of a particular investment may have a greater effect on the investment company’s return since that investment may represent a larger portion of the investment company’s total portfolio assets, which could lead to greater volatility in the investment company’s returns.

Because the Accounts are managed by an investment adviser, they are subject to management risk.

The Accounts that are managed, in whole or in part, according to active management investment techniques are subject to:

● Active Management Risk—The risk that the performance of an Account, which is actively managed, reflects in part the ability of the portfolio manager(s) to make active investment, strategic or trading decisions that are suited to achieving the Account’s investment objective. As a result of strategy, investment selection or trading execution, such Account could underperform its benchmark or other investment products with similar investment objectives and may not produce expected returns.

The Accounts that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

● Quantitative Analysis Risk—The risk that securities selected for Accounts that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends and the risk that such quantitative analysis and modeling may not adequately take into account certain factors, may contain design flaws or inaccurate assumptions and may rely on inaccurate data inputs. If inaccurate market data is entered into a quantitative model, the resulting information will be incorrect. Because such models are based on assumptions of these and other market factors,

College Retirement Equities Fund  ■  Prospectus     97

the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of an Account’s portfolio.

The Accounts that invest in large-cap securities are subject to:

● Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Account may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

The Accounts that invest in medium-sized and small-sized securities are subject to:

● Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that an Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

● Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. The securities of small-sized companies often have lower overall liquidity than those of larger, more established companies. The number of small-sized companies whose securities are listed on securities exchanges has been declining while investor demand for the securities of such issuers has been increasing, in each case relative to historical trends, which may increase an Account’s exposure to illiquid investments risk. As a result, an Account’s investments in the securities of small-sized companies may be difficult to purchase or sell at an advantageous time or price, which could prevent the Account from taking advantage of investment opportunities. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that an Account wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and

98     Prospectus  ■  College Retirement Equities Fund

frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

The Social Choice Account is subject to:

● ESG Criteria and Impact Risk—The risk that because the Account’s ESG criteria and/or proprietary Impact framework exclude securities of certain issuers for nonfinancial reasons, the Account may forgo some market opportunities available to funds or accounts that do not use these criteria. TCIM’s evaluation of ESG criteria or the Impact framework in connection with its management of the Account may also cause the Account’s performance to differ from funds or accounts that do not use such criteria. Sustainability data, including sustainability data obtained from independent research vendor(s), may be incomplete, inaccurate, inconsistent or unavailable, which could adversely affect the analysis of a particular investment. It is possible that the investments identified by TCIM as being aligned with its ESG criteria or Impact framework will not operate as expected or that, because the assessment of whether an issuer meets the ESG criteria or Impact framework is conducted at the time of investment, an issuer initially meeting the criteria will not continue to do so over time. Investors may differ in their view of whether a particular investment fits within the ESG criteria or Impact framework, and as a result, the Account may invest in issuers that do not reflect the beliefs and/or values of any particular investor. The decision not to invest in certain investments as a result of the ESG criteria or Impact framework may adversely affect Account performance at times when such investments are performing well. The regulatory landscape with respect to ESG and impact investing in the U.S. is still under development and, as a result, future regulations and/or rules adopted by applicable regulators could require the Account to change or adjust its investment process with respect to ESG and impact investing.

Principal risks of investing in the Fixed-Income Accounts and the Money Market Account

An investment in a Fixed-Income Account, the Money Market Account or the fixed-income portion of the Social Choice Account, or any Account’s fixed-income investments, typically will be subject to the following principal investment risks described below:

● Active Management Risk—The risk that the performance of an Account, which is actively managed, reflects in part the ability of the portfolio manager(s) to make active investment, strategic or trading decisions that are suited to achieving the Account’s investment objective. As a result of strategy, investment selection or trading execution, such Account could underperform its benchmark or other investment products with similar investment objectives and may not produce expected returns.

College Retirement Equities Fund  ■  Prospectus     99

● Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Account may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Account would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the Account originally invested, resulting in a decline in income.

● Credit Risk (a type of Issuer Risk)—The risk that a decline, or perceived decline (whether by market participants, rating agencies, pricing services or otherwise), in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Account to lose its investment. Credit risk is heightened in times of market turmoil, when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Additionally, credit risk is heightened in market environments where interest rates are rising, particularly when rates are rising significantly, to the extent that an issuer is less willing or able to make payments when due. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because they are speculative in nature and their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties and they have a higher risk of becoming insolvent. High-yield securities may also be relatively more illiquid; therefore, they may be more difficult to purchase or sell than more highly rated securities.

● Current Income Risk—The risk that the income an Account receives may fall as a result of a decline in interest rates.

● Derivatives Risk—The risks associated with investing in derivatives and other similar instruments (referred to collectively as “derivatives”) may be different from and greater than the risks associated with directly investing in the underlying securities and other instruments, including leverage risk, market risk, counterparty risk, liquidity risk, operational risk and legal risk. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, and legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. Derivatives such as swaps are particularly subject to risks such as liquidity risk, interest rate risk, market risk, legal risk and credit risk. These derivatives involve the risk

100     Prospectus  ■  College Retirement Equities Fund

of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps (including credit default swaps), forwards and other types of derivative instruments may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present counterparty risk, or the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Changes in the value of a derivative may also create margin delivery or settlement obligations for an Account. An Account may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet such payment requirements. Some of these risks exist for futures, options and swaps which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, may be greater than investing directly in the underlying security or other instrument. Derivatives can create leverage by magnifying investment losses or gains, and an Account could lose more than the amount invested. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact an Account’s ability to invest in derivatives and adversely affect the value or performance of derivatives and the Account. Each Account (other than the Money Market Account) may invest in derivatives and similar financial instruments for hedging purposes or to enhance investment return.

● Downgrade Risk—The risk that securities are subsequently downgraded should TCIM and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

● Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing an Account from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Account can result in losses to investors in the Account.

● Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that

College Retirement Equities Fund  ■  Prospectus     101

arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of armed conflict or political, social or diplomatic events; (8) economic sanctions or other measures by the United States or other governments; (9) the difficulty of evaluating some foreign economic trends; and (10) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. Additionally, to the extent that the underlying securities held by an Account trade on foreign exchanges or in foreign markets that may be closed when the U.S. markets are open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate an Account’s ability to purchase or sell certain foreign securities or groups of foreign securities, and/or thus may make the Account’s investments in such securities less liquid (or illiquid) or more difficult to value. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. The imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent an Account from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Account’s liquidity and performance. Sanctions and other similar measures may be in place for a substantial period of time and enacted with limited advanced notice. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In some cases, the securities may become worthless.

The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its

102     Prospectus  ■  College Retirement Equities Fund

debt obligations may be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The economies of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

● Floating and Variable Rate Securities Risk— Floating and variable rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Because of the interest rate adjustment feature, floating and variable rate securities provide an investor with a certain degree of protection against rises in interest rates, although the investor will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of floating and variable rate securities than on the market value of comparable fixed-income obligations. Thus, investing in floating and variable rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities. Floating and variable rate securities may be subject to greater liquidity risk than other debt securities, meaning that there may be limitations on an Account’s ability to sell the securities at any given time. Such securities also may lose value.

● Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly

College Retirement Equities Fund  ■  Prospectus     103

changing the market value of the investment. Pursuant to applicable SEC regulations, an Account may not invest more than 15% of its net assets in illiquid investments that are assets. The Accounts have implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to this regulation. An Account may be limited in its ability to invest in illiquid and “less liquid” investments, which may adversely affect an Account’s performance and ability to achieve its investment objective. An Account’s investments in illiquid investments may reduce the returns of the Account because it may be unable to sell the illiquid investment at an advantageous time or price, which could prevent the Account from taking advantage of other investment opportunities. There is also a risk that unusually high withdrawal requests from certain large plans or participants (such as institutional investors) or asset allocation changes, may make it difficult for an Account to sell investments in sufficient time to allow it to meet withdrawals or require an Account to sell illiquid investments at reduced prices or under unfavorable conditions. Illiquid investments may trade less frequently, in lower quantities and/or at a discount as compared to more liquid investments, which may cause an Account to receive distressed prices and incur higher transaction costs when selling such investments. Securities that are liquid at the time of purchase may subsequently become illiquid due to events such as adverse developments for an issuer, industry-specific developments, market events, rising interest rates, changing economic conditions or investor perceptions and geopolitical risk. Dislocations in certain parts of the markets are resulting in reduced liquidity for certain investments. It is uncertain when financial markets will improve and economic conditions will stabilize. Liquidity of financial markets may also be affected by government intervention and political, social, health, economic or market developments. During periods of market stress, an Account’s assets could potentially experience significant levels of illiquidity.

● Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities may decline in certain interest rate environments.

● Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on similar newly issued fixed-income investments tend to decrease, which could adversely affect an Account’s income. Conversely, when prevailing interest rates increase, the market values of outstanding fixed-income investments (particularly those paying a fixed rate of interest) tend to decline while yields on similar newly issued fixed-income investments tend to increase. If a fixed-income investment pays

104     Prospectus  ■  College Retirement Equities Fund

a floating or variable rate of interest, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-duration investments. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative. During periods of very low or negative interest rates, an Account may not be able to maintain positive returns. Low interest rates may magnify the risks associated with rising interest rates. An Account may also be subject to heightened interest rate risk when the U.S. Federal Reserve raises interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility.

● Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

● Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which an Account invests may be dramatically reduced or cease at any time, whether due to general market turmoil, limited dealer capacity, problems experienced by a single company or a market sector, or other factors, such as natural disasters or public health emergencies (pandemics and epidemics). In such cases, it may be difficult for an Account to properly value assets represented by such investments. In addition, an Account may not be able to purchase or sell a security at a price deemed to be attractive, if at all, which may inhibit the Account from pursuing its investment strategies or negatively impact the values of portfolio holdings. Further, an increase in interest rates or other adverse conditions (e.g., inflation/deflation, increased selling of fixed-income investments across other pooled investment vehicles or accounts, changes in investor perception or changes in government intervention in the markets) may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Account investments, adversely affect values of portfolio holdings, and increase an Account’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, this has the potential to further inhibit liquidity and increase volatility in the fixed-income markets. Certain fixed-income investments, with longer durations or maturities may face heightened levels of liquidity risk.

● Mortgage Roll Risk— The risk that TCIM will not correctly predict mortgage prepayments and interest rates, which will diminish the investment

College Retirement Equities Fund  ■  Prospectus     105

performance of an Account compared with what such performance would have been without the use of the strategy.

● Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, are typically speculative in nature, in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating. In addition, high-yield securities generally are less liquid than investment-grade securities and the risks associated with high-yield securities are heightened during times of weakening economic, political, unusual or adverse market conditions or rising interest rates. Any investment in distressed or defaulted securities subjects an Account to even greater credit risk than investments in other below-investment-grade securities.

● Portfolio Turnover Risk—In pursuing their investment objectives, the Accounts may engage in trading that results in a high portfolio turnover rate, which may vary greatly from year to year, as well as within a given year. A higher portfolio turnover rate may result in correspondingly greater transactional expenses that are borne by the Account. Such expenses may include bid-ask spreads, dealer mark-ups and other transactional costs on the sale of securities and reinvestment in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to participants as ordinary income). These costs, which are not reflected in annual account operating expenses or in the example thereunder, may affect the Account’s performance.

● Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing an Account to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed investments and other asset-backed investments. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income investments held by an Account can result in losses to investors in the Account.

● Special Risks of Inflation-Indexed Bonds—The risk that market values of inflation-indexed investments held by an Account may be adversely affected by a number of factors, including changes in the market’s inflation expectations, changes in real rates of interest or declines in inflation (or deflation). There is a risk that interest payments in inflation-indexed investments may fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those investments could be adversely affected.

106     Prospectus  ■  College Retirement Equities Fund

● U.S. Government Securities Risk— U.S. Treasury obligations and some obligations of U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Government. Other U.S. Government agencies or instrumentalities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities if not required to do so by law, and such agencies or instrumentalities may not have the funds to meet their payment obligations in the future. Therefore, securities issued by U.S. Government agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government may involve increased risk of loss of principal and interest. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

To the extent an Account invests significantly in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, any market movements, regulatory changes or changes in political or economic conditions that affect the securities of the U.S. Government or its agencies or instrumentalities in which an Account invests may have a significant impact on the Account’s performance. Events that would adversely affect the market prices of securities issued or guaranteed by one U.S. Government agency or instrumentality may adversely affect the market prices of securities issued or guaranteed by other agencies or instrumentalities.

College Retirement Equities Fund  ■  Prospectus     107

Past performance

The following bar charts and performance tables below help illustrate some of the risks of investing in the Accounts, and how investment performance during the accumulation phase varies. The bar charts show CREF investment performance during the accumulation phase in the form of annual total returns of Class R3 units of each Account for the past 10 calendar years, have not been adjusted to reflect current fee rates and do not take into account any TIAA plan pricing where one or more CREF Accounts are investment options in an employer retirement plan. For example, since all Class R4 participants participate through employer retirement plans, the return to each Class R4 participant would be lower than the Average Annual Total Returns of CREF for Class R4 after taking into account plan-level fees for TIAA recordkeeping that the plan passes on to the participant. Performance reflects contract fees and expenses that are paid by each contract owner. Because the expenses may vary across classes, the performance of Class R3 may vary from the other classes. Below each chart, the best and worst returns of Class R3 for a calendar quarter during this period are noted.

The performance tables following the charts show each Account’s average annual total returns for Class R3 units, as well as Class R1, R2 and R4 units (whose performance prior to their inception dates on April 24, 2015 (for Class R1 and Class R2) and September 16, 2022 (for Class R4) is based on Class R3 performance), over the one-year, five-year and ten-year periods ended December 31, 2022, and how those returns compare to those of broad-based securities market indices (and a composite index in some instances). As of October 14, 2016, certain changes were made to the Money Market Account’s investment strategies. Performance information prior to this date reflects the Money Market Account’s investment strategies before this date. As a result, the Money Market Account’s performance after October 14, 2016 may differ materially from the performance information shown below for the period prior to October 14, 2016. Past performance does not guarantee future results.

The benchmarks and other indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without participant approval. The Accounts will notify you if such a change is made.

108     Prospectus  ■  College Retirement Equities Fund

ANNUAL TOTAL RETURNS FOR CLASS R3 (%)*

Stock Account

Best quarter: 21.33%, for the quarter ended June 30, 2020. Worst quarter: -22.41%, for the quarter ended March 31, 2020.

Global Equities Account

Best quarter: 22.61%, for the quarter ended June 30, 2020. Worst quarter: -21.72%, for the quarter ended March 31, 2020.

Growth Account

Best quarter: 29.32%, for the quarter ended June 30, 2020. Worst quarter: -22.13%, for the quarter ended June 30, 2022.

College Retirement Equities Fund  ■  Prospectus     109

ANNUAL TOTAL RETURNS FOR CLASS R3 (%)* (continued)

Equity Index Account

Best quarter: 21.88%, for the quarter ended June 30, 2020. Worst quarter: -20.87%, for the quarter ended March 31, 2020.

Core Bond Account

Best quarter: 4.90%, for the quarter ended June 30, 2020. Worst quarter: -5.85%, for the quarter ended March 31, 2022.

Inflation-Linked Bond Account

Best quarter: 4.01%, for the quarter ended March 31, 2016. Worst quarter: -7.13%, for the quarter ended June 30, 2013.

110     Prospectus  ■  College Retirement Equities Fund

ANNUAL TOTAL RETURNS FOR CLASS R3 (%)* (concluded)

Social Choice Account

Best quarter: 14.00%, for the quarter ended June 30, 2020. Worst quarter: -13.19%, for the quarter ended March 31, 2020.

Money Market Account

Best quarter: 0.81%, for the quarter ended December 31, 2022. Worst quarter: -0.02%, for the quarter ended March 31, 2022.

* Previously, the bar charts above showed each Account’s annual total returns for Class R1. Class R3 has been selected because Class R3 is the oldest class of CREF, which resulted in a change in inception dates for Classes R1 and R3, as shown in the tables below.

College Retirement Equities Fund  ■  Prospectus     111

AVERAGE ANNUAL TOTAL RETURNS FOR THE ACCOUNTS

For the periods ended December 31, 2022

	Inception date	One year		Five years		Ten years
Stock Account
Class R4	9/16/2022	–18.42	%#	5.66	%#	9.12	%#
Class R3	7/31/1952	–18.45		5.65		9.12
Class R2	4/24/2015	–18.49		5.60		9.06	#
Class R1	4/24/2015	–18.62		5.42		8.89	#
Morningstar Aggressive Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–15.93		5.25		8.38
CREF Stock Account Composite Index†
(reflects no deductions for fees, expenses or taxes)		–18.17		6.39		9.68

Global Equities Account
Class R4	9/16/2022	–18.45	#	5.41	#	8.48	#
Class R3	5/1/1992	–18.49		5.40		8.47
Class R2	4/24/2015	–18.53		5.35		8.42	#
Class R1	4/24/2015	–18.65		5.17		8.24	#
MSCI All Country World Index
(reflects reinvested dividends net of withholding
taxes but reflects no deductions for fees, expenses
or other taxes)		–18.36		5.23		7.98

Growth Account
Class R4	9/16/2022	–32.31	#	8.06	#	12.57	#
Class R3	4/29/1994	–32.34		8.05		12.56
Class R2	4/24/2015	–32.37		8.00		12.50	#
Class R1	4/24/2015	–32.48		7.81		12.32	#
Russell 1000® Growth Index
(reflects no deductions for fees, expenses or taxes)		–29.14		10.96		14.10

Equity Index Account
Class R4	9/16/2022	–19.21	#	8.64	#	11.89	#
Class R3	4/29/1994	–19.25		8.63		11.89
Class R2	4/24/2015	–19.29		8.57		11.83	#
Class R1	4/24/2015	–19.42		8.38		11.65	#
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		–19.21		8.79		12.13

Core Bond Account
Class R4	9/16/2022	–13.10	#	0.16	#	1.22	#
Class R3	3/1/1990	–13.14		0.15		1.21
Class R2	4/24/2015	–13.19		0.10		1.16	#
Class R1	4/24/2015	–13.32		–0.07		1.00	#
Bloomberg U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		–13.01		0.02		1.06

112     Prospectus  ■  College Retirement Equities Fund

	Inception date	One year		Five years		Ten years
Inflation-Linked Bond Account
Class R4	9/16/2022	–6.30	%#	2.47	%#	1.03	%#
Class R3	5/1/1997	–6.34		2.46		1.03
Class R2	4/24/2015	–6.39		2.41		0.98	#
Class R1	4/24/2015	–6.53		2.23		0.82	#
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index
(reflects no deductions for fees, expenses or taxes)		–7.34		2.50		1.29

Social Choice Account
Class R4	9/16/2022	–15.43	#	4.57	#	6.61	#
Class R3	3/1/1990	–15.47		4.56		6.60
Class R2	4/24/2015	–15.51		4.51		6.55	#
Class R1	4/24/2015	–15.64		4.33		6.38	#
Morningstar Moderate Target Risk Index
(reflects no deductions for fees, expenses or taxes)		–14.77		3.73		5.82
CREF Social Choice Account Composite Index‡
(reflects no deductions for fees, expenses or taxes)		–15.56		4.36		6.65

Money Market Account
Class R4	9/16/2022	1.26	#	1.02	#	0.57	#
Class R3	4/1/1988	1.24		1.02		0.57
Class R2	4/24/2015	1.07		0.94		0.52	#
Class R1	4/24/2015	0.87		0.75		0.40	#
iMoneyNet Money Fund Averages™—All Government
(reflects no deductions for fees, expenses or taxes)		1.33		0.96		0.54

#

The performance shown for Classes R1, R2 and R4 that is prior to their respective inception dates is based on the performance of the Accounts’ Class R3. The performance for Classes R1 and R2 for periods prior to their inception has not been restated to reflect the current expenses of Classes R1 or R2, which may be higher or lower than Class R3 for the same period. The performance for Class R4 for periods prior to its inception has not been restated to reflect the lower expenses of Class R4.

†

The CREF Stock Account Composite Index is a weighted average of two unmanaged indices. As of December 31, 2022 the CREF Stock Account Composite Index consisted of: 65.0% Russell 3000® Index (domestic equities) and 35.0% MSCI ACWI ex USA IMI (foreign equities). The weights in the composite index approximately reflect the relative sizes of the domestic and foreign equity segments of the Stock Account. The Account’s composite index, the components that make up a composite index and the method of calculating a composite index’s performance may vary over time. See “More about benchmarks and other indices” below for additional information.

‡

The CREF Social Choice Account Composite Index is a weighted average of three unmanaged indices. As of December 31, 2022 the CREF Social Choice Account Composite Index consisted of: 42.0% Russell 3000® Index, 40.0% Bloomberg U.S. Aggregate Bond Index and 18.0% MSCI EAFE + Canada Index. The weights in the composite index approximately reflect the relative sizes of the domestic, domestic investment-grade bond and developed foreign market segments of the Social Choice Account. The Account’s composite index, the components that make up a composite index and the method of calculating a composite index’s performance may vary over time. See “More about benchmarks and other indices” below for additional information.

After-tax returns have not been shown, since they are not relevant to investors in the Accounts who hold their accumulation units through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or

College Retirement Equities Fund  ■  Prospectus     113

IRAs. The benchmark indices reflect no deductions for fees, expenses or taxes. For the Money Market Account’s most current 7-day yield and for the Core Bond and Inflation-Linked Bond Accounts’ most current 30-day yields, please call 800-842-2252.

A	A

More about benchmarks and other indices

The benchmarks and broad-based securities market and other indices described below are unmanaged, and you cannot invest directly in an index.

Use of any of the following benchmarks, including use of a composite index, by an Account is not a fundamental policy of the Account, so CREF can substitute a benchmark without participant approval. CREF will notify Account participants when such a benchmark change is made.

Additional information about the broad-based securities market indices for the Stock Account and Social Choice Account

The returns shown against the broad-based securities market index compare average annual returns of the Stock Account or Social Choice Account with a broad measure of market performance. The Morningstar Target Risk Index Series is an asset allocation index series comprised of constituent Morningstar indices and reflects global equity market exposures of 20%, 40%, 60%, 80% or 95% based on an asset allocation methodology from Ibbotson Associates, a Morningstar company. The returns of the Morningstar Target Risk Index Series reflect multi-asset class exposure and similar risk profiles as these Accounts.

Additional information about the composite indices of the Stock Account and Social Choice Account

In addition to certain broad-based market indices, the Stock Account and Social Choice Account compare their performance to a composite index as described below.

The Stock Account Composite Index is made up of two unmanaged indices: the Russell 3000® Index (domestic equities) and the MSCI ACWI ex-USA IMI (foreign equities). The Stock Account Composite Index is created by calculating a weighted average of the performance of the two indices using the target weights of the domestic and foreign segments of the Stock Account. These weights change to reflect a combination of the relative market movements of each sector and target allocations to each sector.

The Social Choice Account Composite Index is made up of three unmanaged indices. Each of these unmanaged indices represents the three types of market sectors in which the Social Choice Account invests (i.e., domestic equity, developed foreign market equity and domestic investment-grade bond). The domestic equity market sector is represented by the Russell 3000® Index, the developed foreign market sector is represented by the MSCI EAFE + Canada Index and the domestic investment-grade bond sector is represented by the Bloomberg U.S. Aggregate Bond Index. The Social Choice Account Composite Index is created by calculating a weighted average of the performance of these

114     Prospectus  ■  College Retirement Equities Fund

three indices using the target weights of the domestic, developed foreign markets equity, and domestic investment-grade bond segments of the Account.

An Account’s composite index, the components that make up a composite index and the method of calculating a composite index’s performance may vary over time.

Russell 3000 Index

The Russell 3000 Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to Frank Russell Company (“Russell”)). Russell 3000 Index companies represent about 96% of the total market capitalization of the publicly traded U.S. equity market. As of March 31, 2023, the Russell 3000 Index had a mean market capitalization of $467.9 billion and a median market capitalization of $2.1 billion. The largest market capitalization of companies in the Russell 3000 Index was $2.6 trillion. Russell determines the composition of the index based only on market capitalization and can change its composition at any time. The Russell 3000 Index is reconstituted (rebalanced) annually in June, with quarterly initial public offering (“IPO”) additions made in March, September and December.

MSCI EAFE + Canada Index

MSCI EAFE + Canada Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets outside of the United States—in Europe, Australasia and the Far East, as well as in Canada. The MSCI EAFE + Canada Index constructs indices country by country, and then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE + Canada Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float-adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float-adjusted market capitalization of each country’s market is reached. When combined as the MSCI EAFE + Canada Index, the regional index captures approximately 85% of the free float-adjusted market capitalization of certain developed countries around the world.

MSCI All Country World ex USA Investable Market Index

The MSCI ACWI (All Country World Index) ex USA Investable Market Index (IMI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of developed and emerging markets. The MSCI ACWI ex USA IMI consists of certain country indices comprising developed and emerging market country indices.

College Retirement Equities Fund  ■  Prospectus     115

MSCI All Country World Index (ACWI)

This is the benchmark index for the Global Equities Account. The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance by capturing large and mid-capitalization representation of stocks in both developed and emerging markets.

Russell 1000 Growth Index

This is the benchmark index for the Growth Account. The Russell 1000 Growth Index is a subset of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to Russell). The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of March 31, 2023, the Russell 1000 Growth Index had a mean market capitalization of $817.8 billion and a median market capitalization of $15.5 billion. The largest market capitalization of companies in the Russell 1000 Growth Index was $2.6 trillion. Russell determines the composition of the index based on certain factors and can change its composition at any time.

Bloomberg U.S. Aggregate Bond Index

The Bloomberg U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. As of March 31, 2023, this index contained approximately 13,263 issues. The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar-denominated. To be selected for inclusion in the Bloomberg U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year. Securities must be rated investment-grade or higher using the middle rating of Moody’s, S&P and Fitch after dropping the highest and lowest available ratings. When a rating from only two agencies is available, the lower rating is used. When a rating from only one agency is available, that rating is used to determine index eligibility. As of March 31, 2023, the duration of the Bloomberg U.S. Aggregate Bond Index was 6.26 years. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility.

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS)
1–10 Year Index

This is the benchmark for the Inflation-Linked Bond Account. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index measures the return of fixed-income securities with fixed-rate coupon payments that adjust for

116     Prospectus  ■  College Retirement Equities Fund

inflation as measured by the CPI-U. To be selected for inclusion in the Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1–10 Year Index, the securities must have a minimum maturity of 1 year and a maximum maturity of 9.9999 years, with a minimum par amount outstanding of $250 million.

Additional information about investment strategies and risks

At times, the Accounts may use certain investment tools in seeking to enhance returns or hedge risk. This section summarizes these tools and their risks. For more information on the tools described and their risks, please see the SAI.

Foreign investments

TCIM has extensive experience managing foreign investments, including those not registered or traded in the United States. An Account’s foreign portfolio may be divided into segments—some designed to track foreign markets as a whole, and others with stocks selected individually for their investment potential. TCIM invests in a wide range of foreign securities in an effort to reduce the risks and increase the opportunity for returns for the Accounts. The percentages of foreign assets in each Account change daily as a result of new transactions, market value fluctuations and changes in foreign currency exchange rates.

Investing in foreign securities, especially those not issued by foreign governments, involves risks beyond those of domestic investments. These include:

● Changes in currency exchange rates;

● Possible imposition of market controls or currency exchange controls;

● Possible imposition of withholding of taxes on dividends and interest;

● Possible seizure, expropriation, or nationalization of assets;

● More limited foreign financial information or difficulty in interpretation due to foreign regulations and accounting standards;

● Lower liquidity and higher volatility in some foreign markets;

● The impact of political, social, or diplomatic events;

● The difficulty of evaluating some foreign economic trends;

● The possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country; and

● Difficulty in using foreign legal systems to enforce financial or legal obligations.

Also, brokerage commissions and transaction costs are often higher for foreign investments.

The Accounts may also invest in countries with emerging markets. The risks just listed often increase in emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Prices of securities from emerging market

College Retirement Equities Fund  ■  Prospectus     117

countries may be volatile and difficult to determine. In addition, foreign investors are subject to a variety of special restrictions in many emerging market countries.

The Accounts (other than the Money Market Account) may use currency transactions to help protect against future exchange rate uncertainties and to take advantage of differences in exchange rates. Changes in exchange rates and exchange control regulations may increase or reduce the value of a security. Currency transactions involve special risks and may limit potential gains due to increases in a currency’s value. The Accounts do not intend to speculate in foreign currency exchange transactions or forward currency contracts.

Accounts with foreign investments may also be subject to market timing risk due to “stale price arbitrage” in which an investor takes advantage of the perceived difference in price from a foreign market closing price. If not mitigated through effective policies, market timing can interfere with efficient portfolio management and cause dilution. The Accounts have in place policies and procedures that are designed to reduce the risk of market timing.

Even considering the risks, foreign investment offers the chance to improve an Account’s diversification and long-term performance. Foreign investments let the Accounts take part in the growth of other countries’ economies and financial markets, which sometimes offer better prospects than in the United States. Moreover, periods of rising or falling values often come at different times in foreign markets than in U.S. markets, and price trends can move in different directions. When this happens, foreign investments may reduce an Account’s volatility, compared with that of the U.S. market as a whole, and may enhance long-term returns.

Global economic risk

National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of an Account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, events such as war, armed conflict, terrorism, the imposition of economic sanctions, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies may adversely affect the global economy and the markets and issuers in which an Account invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which an Account’s service providers, including the investment adviser, TCIM, rely, and could otherwise disrupt the ability of employees of an Account’s service providers to perform essential tasks on behalf

118     Prospectus  ■  College Retirement Equities Fund

of the Accounts. In addition, sanctions and other measures could limit or prevent an Account from buying and selling securities (in sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact liquidity and performance. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect an Account’s investments. An Account’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of an Account’s assets can decline as can the value of the Account’s distributions). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by an Account. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. In addition, this risk may be significantly elevated compared to normal conditions because of monetary policy measures and the current interest rate environment and level of government intervention and spending.

Fixed-income investments

The Core Bond Account, as well as other fixed-income Accounts, may from time to time purchase senior loans. Senior loans (also referred to as senior bank loans) are a form of borrowing or financing under which the bank or lender holds a legal claim to the borrower’s assets that is superior or senior to all other debt obligations of the borrower. Many senior loans, despite their collateral protections, present credit risk comparable to high-yield securities. The liquidation of the collateral backing a senior loan may not satisfy the borrower’s obligation to the Account in the event of nonpayment of scheduled interest or principal. Senior loans also expose the Account to call risk and illiquid investments risk. The secondary market for senior loans can be limited. Trades can be infrequent and the values for senior loans may experience volatility. In some cases, negotiations for the sale or settlement of senior loans may require weeks to complete, which may impair the Account’s ability to raise cash to satisfy redemptions, pay dividends, pay expenses or to take advantage of other investment opportunities in a timely manner. If an issuer of a senior loan prepays

College Retirement Equities Fund  ■  Prospectus     119

or redeems the loan prior to maturity, the Account will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Certain instruments in which an Account may invest are subject to rates that are tied to an interest rate, such as the London Interbank Offered Rate (“LIBOR”). In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Since December 31, 2021, all British pound sterling (“GBP”), euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published on a representative basis, and it is anticipated that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published on a representative basis. Although some settings of U.S. dollar LIBOR continue to be published, there is no assurance that LIBOR will continue to exist as a representative rate until June 30, 2023, or at any time thereafter. Certain regulated entities have ceased entering into most new LIBOR contracts in connection with regulatory prohibitions or supervisory guidance. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on an Account or on certain instruments in which an Account invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. An Account may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. The transition may also result in a reduction in the value of certain instruments held by an Account or a reduction in the effectiveness of related Account transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of an Account that holds such instrument. The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, at this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other

120     Prospectus  ■  College Retirement Equities Fund

reforms to LIBOR. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to an Account. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have.

Options, futures and other derivatives

The Equity Accounts, the Index Account and the equity portion of the Social Choice Account may each write (sell) call options, including covered call options, and purchase call and put options, to try to enhance income, reduce portfolio volatility or protect gains in the Account’s portfolio. Such options may include put and call options on securities of the types in which the Account may invest and on securities indices composed of such securities. In writing (selling) call options, the Account may give up the opportunity to profit on a security if the market price of the security rises and the option is exercised and, conversely, the premiums received from call options sold may not reduce the extent of Account losses during periods of market decline. In purchasing call and put options, the Account may purchase a call or put option that expires with no value due to the market price of the security remaining below or above, as applicable, the strike price of the option. In such an event, the Account would lose the value of the premium paid for the call or put option but would also receive no economic benefit from the purchase or sale, as applicable, of the security. The Account can also write (sell) put options. In writing put options, the Account may experience losses on a security if the market price of the security declines and the option is exercised and, conversely, the premiums received from put options sold may not reduce the extent of Account losses during periods of market decline.

In addition, the Equity Accounts, the Index Account and the equity portion of the Social Choice Account may each buy and sell futures contracts on securities indices composed of securities of the types in which it may invest, and put and call options on such futures contracts. The Account may use such futures contracts and options on futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Equity Accounts, the Index Account and the equity portion of the Social Choice Account can each invest in other derivatives, such as equity swaps and contracts for difference (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these

College Retirement Equities Fund  ■  Prospectus     121

derivatives are consistent with the Account’s investment objective and restrictions, policies and current regulations, except that such instruments will not be subject to the Social Choice Account’s ESG criteria.

The Fixed-Income Accounts and the fixed-income portion of the Social Choice Account can each also invest in derivatives, such as swaps and options on swaps, so long as these derivatives are consistent with the Account’s investment objective and restrictions, policies and current regulations, except that such instruments will not be subject to the Social Choice Account’s ESG criteria. For example, these Accounts can invest in credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

The Accounts may also use swaps in seeking to hedge or manage the risks associated with the assets held in an Account, for cash management purposes or to seek to increase total return.

The risks associated with investing in derivatives by any of the Accounts may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument. Changes in regulation relating to a registered investment company’s use of derivatives could potentially limit or impact the Accounts’ ability to invest in derivatives and adversely affect the value or performance of derivatives and the Accounts.

In seeking to manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Account than if it had not entered into any derivative transactions.

Illiquid investments

The Money Market Account may invest up to 5% of its total assets, measured at the time of investment, in illiquid investments. The Stock Account may invest

122     Prospectus  ■  College Retirement Equities Fund

up to the lesser of 10% of its total assets or 15% of its net assets, measured at the time of investment, in illiquid investments. Each of the other Accounts may invest up to 15% of their net assets, measured at the time of investment, in illiquid investments. Such an investment may not be readily marketable, which could make it difficult to sell the investment quickly at fair market value.

Temporary defensive measures

Although no Account is required to do so in order to achieve its investment objective, any Account may, for temporary defensive purposes, invest all of its assets in cash and money market instruments or funds. In doing so, an Account may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

Firm commitment agreements and “when issued” securities

Each Account can enter “firm commitment” agreements to buy securities at a fixed price or yield on a specified date. An Account would do this if TCIM expects a decline in interest rates, believing it may be better to commit now with a later issue or delivery date. The Accounts may also purchase securities on a “when issued” basis, with the valuation terms set at the time of the transaction or with such terms set sometime prior to the settlement date.

Securities lending

Each Account may lend its securities to brokers and dealers that are not affiliated with TIAA and to certain other financial institutions. All loans will be fully collateralized by cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities) or other collateral permitted by applicable law.

Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of a decline in the value of the investment of such collateral.

As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral, should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially. For more information, see the SAI.

Borrowing

As a temporary measure for extraordinary or emergency purposes, the Stock, Global Equities, Core Bond, Social Choice and Money Market Accounts can borrow money from banks, not exceeding 10% of the value of any of the Accounts’ total assets taken at market value at the time of borrowing. These

College Retirement Equities Fund  ■  Prospectus     123

Accounts can also borrow up to 5% of their assets’ value to buy securities. Each Account can pledge or otherwise encumber up to 10% of its total assets taken at market value at the time of borrowing as collateral.

The Growth, Equity Index and Inflation-Linked Bond Accounts can also borrow money from banks, not exceeding 33 ¹/3% of each of the Accounts’ total assets taken at market value at the time of borrowing. These Accounts can borrow from other sources temporarily, but in an amount that is no more than 5% of the Accounts’ total assets taken at market value at the time of borrowing.

If an Account borrows money, it could leverage its portfolio by keeping securities that it might otherwise have sold had it not borrowed money. The risks of leverage include a greater possibility that an Account’s AUV may change during market fluctuations.

Each Account typically will pay transfer or withdrawal proceeds using holdings of cash (including cash flows into the Accounts) in the Account’s portfolio, or using the proceeds from sales of portfolio securities. Certain Accounts also may meet transfer or withdrawal requests through overdrafts at the Accounts’ custodian, by borrowing under a credit agreement to which certain Accounts are parties or by borrowing from certain other registered investment companies advised by TCIM or Advisors under an inter-fund lending program maintained by the Accounts and such other registered investment companies pursuant to exemptive relief granted by the SEC. These methods are more likely to be used to meet large transfer or withdrawal requests or in times of stressed market conditions.

Investment companies

Each Account (other than the Money Market Account) may invest up to 10% of the value of its assets in non-affiliated investment companies, including mutual funds and exchange-traded funds (“ETFs”). The Accounts may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Account invests in another investment company, like an ETF, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

Repurchase agreements

The Accounts can use repurchase agreements to help manage cash balances.

Additional information about index providers

Russell indices

Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2023. FTSE Russell is a trading name of certain of the LSE Group companies. “FTSE®,” “Russell®” and “FTSE Russell®” are trademarks of the relevant LSE Group companies and are used by

124     Prospectus  ■  College Retirement Equities Fund

any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

MSCI indices

Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Bloomberg indices

Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith.

Morningstar indices

©2023 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.

College Retirement Equities Fund  ■  Prospectus     125

Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

126     Prospectus  ■  College Retirement Equities Fund

[This page intentionally left blank.]

More information about CREF is contained in its Statement of Additional Information (“SAI”), dated May 1, 2023, which is incorporated by reference into this Prospectus. The Prospectus, SAI and CREF’s annual report for the year ended December 31, 2022 and semiannual report for the period ended June 30, 2022, which are incorporated by reference herein, are on file with the SEC. For a free copy of any of these documents, to request additional information about CREF or the Accounts or to make other investor inquiries, write to us at 730 Third Avenue, New York, NY 10017-3206, Attn: TIAA Imaging Services, call us at 877-518-9161 or visit our website at www.tiaa.org.

You may also obtain reports and other information about CREF on the SEC’s website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

TIAA-CREF Individual & Institutional Services, LLC, Member FINRA and the Securities Investor Protection Corporation (“SIPC”), distributes securities products. SIPC only protects customers’ securities and cash held in brokerage accounts. Annuity contracts and certificates are issued by Teachers Insurance and Annuity Association of America (TIAA) and College Retirement Equities Fund (CREF), New York, NY. Each is solely responsible for its own financial condition and contractual obligations.

©2023 Teachers Insurance and Annuity Association of America–College Retirement
Equities Fund, 730 Third Avenue, New York, NY 10017-3206

EDGAR contract identifiers: C000154473, C000154474, C000154475, C000234671, C000154476, C000154477, C000154478, C000234672, C000154479, C000154480, C000154481, C000234673, C000154482, C000154483, C000154484, C000234674, C000154485, C000154486, C000154487, C000234675, C000154488, C000154489, C000154490, C000234676, C000154491, C000154492, C000154493, C000234677, C000154494, C000154495, C000154496, C000234678

A10849 (5/23)

Statement of Additional Information

Individual, Group and Tax-Deferred Variable Annuity Contracts

Issued by

College Retirement Equities Fund

MAY 1, 2023

Tickers by Class
Account Name	Class R1	Class R2	Class R3	Class R4
Stock Account	QCSTRX	QCSTPX	QCSTIX	QCSTFX
Global Equities Account	QCGLRX	QCGLPX	QCGLIX	QCGLFX
Growth Account	QCGRRX	QCGRPX	QCGRIX	QCGRFX
Equity Index Account	QCEQRX	QCEQPX	QCEQIX	QCEQFX
Core Bond Account	QCBMRX	QCBMPX	QCBMIX	QCBMFX
Inflation-Linked Bond Account	QCILRX	QCILPX	QCILIX	QCILFX
Social Choice Account	QCSCRX	QCSCPX	QCSCIX	QSCCFX
Money Market Account	QCMMRX	QCMMPX	QCMMIX	QCMMFX

CREF offers the following types of contracts:

◾ RA (Retirement Annuity) (Class R1, R2, R3)

◾ GRA (Group Retirement Annuity) (Class R1, R2, R3)

◾ SRA (Supplemental Retirement Annuity) (Class R1, R2, R3)

◾ GSRA (Group Supplemental Retirement Annuity) (Class R1, R2, R3)

◾ Retirement Choice and Retirement Choice Plus Annuity (all Classes)

◾ GA (Group Annuity) and Institutionally Owned GSRAs (Class R1, R2, R3)

◾ Traditional, Roth IRA and Rollover (Individual Retirement Annuity) including SEP IRAs (Simplified Employee Pension Plans) (Class R1)

◾ Keogh (Class R1) (no longer offered)

◾ ATRA (After-Tax Retirement Annuity) (Class R2)

This Statement of Additional Information (“SAI”) is not a prospectus. The SAI contains additional information that you should consider before investing in any of the variable annuity contracts or certificates (the “contracts”) of the College Retirement Equities Fund (“CREF”). The current prospectus dated May 1, 2023 with respect to the contracts (the “Prospectus”) is available without charge upon written or oral request to College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206, Attention: Imaging Services; Telephone 877-518-9161. The audited financial statements of CREF for the fiscal period ended December 31, 2022 are incorporated into this SAI by reference to CREF’s report on Form N-CSR, which contains the Annual Report to participants. Capitalized or defined terms used in the Prospectus are incorporated into this SAI.

Table of contents

CREF and its operations 2

Investment restrictions 2

Investment policies and risk considerations 5

Portfolio turnover 40

Valuation of assets 41

Disclosure of portfolio holdings 42

Management of CREF 44

Proxy voting policies 53

Investment advisory and related services 53

Personal trading policy 57

Information about the Accounts’ portfolio management 58

Brokerage allocation 62

Accumulation unit values 65

Periodic reports 67

Voting rights 67

General matters 67

State regulation 68

Legal matters 68

Experts 68

Federal income taxes 69

Additional information 71

Financial statements 71

Appendix A: Nuveen proxy voting policies 72

CREF and its operations

CREF is unlike most other companies that offer variable annuities. Usually, variable annuities are issued by insurance companies through segregated asset accounts called “separate accounts.” The insurance company performs administration and other services for the separate account and, for a fee, assumes certain mortality and expense risks. In contrast, CREF is legally independent from any insurance company, including Teachers Insurance and Annuity Association (“TIAA”), its companion organization. Investment advisory, distribution and administrative services are provided at cost for CREF under agreements with TIAA or its affiliates.

CREF is a diversified, open-end management investment company that issues variable annuity contracts to residents of all 50 states, the District of Columbia, Puerto Rico, U.S. territories and foreign countries. Founded in 1952, CREF is a nonprofit membership corporation established in New York State. CREF is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). CREF is also subject to the Not-For-Profit Corporation Law of New York and to regulation by the New York Department of Financial Services (“NYDFS”) and insurance departments (as an insurance company) in several other jurisdictions.

Among the expenses which CREF deducts from the net assets of each investment fund (“Account”) each valuation day are expenses for investment management, administration and distribution services, as well as a mortality and expense risk charge. TIAA or subsidiaries of TIAA provide or arrange for the provision of these services for CREF on an “at cost” basis by TIAA and its affiliates. Each Account currently issues four classes of units: Class R1, Class R2, Class R3 and Class R4. There are differences among the fees and expenses associated with each class such as different administrative and distribution expenses. Prior to April 24, 2015, CREF offered only one class, which became Class R3 on that date with the addition of Class R1 and Class R2 on that date. Subsequently, Class R4 was launched on September 16, 2022. Consequently, historical information in this SAI that refers to Class R3 of an Account reflects information about the entire Account.

CREF’s estimated annual expenses, which appear in its Prospectus, reflect estimates of the amounts that we currently expect to deduct to approximate the costs that CREF will incur from May 1, 2023 through April 30, 2024. Actual expenses may be higher or lower. After the end of every quarter, CREF reconciles the amount deducted from each class of an Account with the expenses the class of the Account actually incurred and, if there is a difference, such difference is added to or deducted from the class of the Account in equal daily installments over the remaining days of the quarter, provided that material differences may be repaid in the current calendar quarter, in accordance with accounting principles generally accepted in the United States of America (GAAP). CREF’s at cost deductions are based on projections of overall expenses and the assets of each class of an Account, and the size of any adjusting payments will be directly affected by how different the projections are from a class of an Account’s actual assets or expenses. To the extent that the cost projections substantially differ from an Account’s actual expenses, the cost deduction rates may be adjusted.

CREF’s expenses do not include any advisory fees paid to financial intermediaries nor any retirement plan-level fees for TIAA recordkeeping.

Investment restrictions

Pursuant to CREF’s Charter (the “Charter”), none of the Accounts will invest in any common stocks or shares of any corporation, joint stock association or business trust in an amount in excess of a specified percentage, not to exceed 10%

2     Statement of Additional Information  ■  College Retirement Equities Fund

(except with the approval of the NYDFS) of voting shares of such entity, that would cause such entity to be controlled by, or become a subsidiary of, CREF as defined in New York insurance law, although this restriction will not apply to investment in an entity formed or acquired by CREF for a lawful business purpose. This restriction cannot be changed without an amendment to the Charter. (The Charter may be amended only by the action of the CREF Board of Governors and only if the NYDFS certifies the amendment as lawful and equitable.)

The following restrictions, not set forth in CREF’s Charter, are fundamental policies with respect to the Accounts and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the affected Account.

Each of the Accounts is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restrictions #5 and #6 below. However, the Equity Index Account may become non-diversified under the 1940 Act without the approval of Account participants solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its benchmark index. Therefore, this Account has a different diversification-related policy than the other Accounts as noted in Restrictions #5 and #6 below:

1. None of the Accounts will issue senior securities (the issuance and sales of options and futures not being considered the issuance of senior securities);

2. Neither the Stock nor the Money Market Account will make short sales, except when the Account has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as the Account is in a short position;

3. The Stock, Global Equities, Core Bond, Social Choice and Money Market Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in Restriction #12 below; and (b) from banks as a temporary measure for extraordinary or emergency purposes, and then only in amounts not in excess of 10% of the value of the Account’s total assets, taken at market value at the time of borrowing. The Growth, Equity Index and Inflation-Linked Bond Accounts will not borrow money, except: (a) they may purchase securities on margin, as described in Restriction #12 below; and (b) (i) from banks only in amounts not in excess of 33¹/3% of the Account’s total assets taken at market value at the time of borrowing, or (ii) for temporary purposes in an amount not exceeding 5% of the Account’s total assets taken at market value at the time of borrowing. Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for an Account; nevertheless, any bank borrowings by an Account may, depending on market conditions, affect investment returns;

4. None of the Accounts will underwrite the securities of other companies, except as it may be deemed to do so in a sale of restricted portfolio securities;

5. The Equity Index Account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities, except as may be necessary to approximate the composition of its benchmark index.

 With respect to each other Account, the Account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

6. The Equity Index Account will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and except as may be necessary to approximate the composition of its benchmark index.

 With respect to each other Account, the Account will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

7. None of the Accounts will make an investment in an industry if after giving effect to that investment the Account’s holding in that industry would exceed 25% of the Account’s total assets—this restriction, however, does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and, with respect to the Money Market Account, to certificates of deposit, or securities issued or guaranteed by domestic banks and branches of domestic banks and savings and loan associations and savings banks; utilities will be divided according to their services (so that, for example, gas distribution and transmission, electric and telephone each will be considered a separate industry);

8. The Stock, Global Equities, Growth, Equity Index and Money Market Accounts will not purchase real estate or mortgages directly, although the Core Bond, Inflation-Linked Bond and Social Choice Accounts may purchase or hold real estate or mortgages directly, subject to investment Restriction #14 below (relating to illiquid investments); the Stock, Global Equities, Growth and Social Choice Accounts may, however, buy shares of real estate investment trusts listed on stock exchanges or

College Retirement Equities Fund  ■  Statement of Additional Information     3

reported on the NASDAQ Stock Market, Inc. (“NASDAQ”) system, and the Accounts may buy pass-through mortgage securities and securities collateralized by mortgages;

9. None of the Accounts will purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

10. None of the Accounts will invest more than 5% of its total assets in the securities of any one investment company; an Account may not own more than 3% of an investment company’s outstanding voting securities, and total holdings of investment company securities may not exceed 10% of the value of an Account’s total assets (the SEC staff takes the position that although certain issuers of collateralized mortgage obligations may be investment companies, an Account’s ability to acquire collateralized mortgage obligations of such issuers would not be subject to these restrictions);

11. None of the Accounts will make loans, except: (a) that the Stock and Money Market Accounts may make loans of portfolio securities (not exceeding 20% of the value of their total assets), and the Global Equities, Growth, Equity Index, Core Bond, Inflation-Linked Bond and Social Choice Accounts may make loans of portfolio securities not exceeding 33⅓% of the value of their total assets, which are collateralized by either cash, U.S. Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the NYDFS (not to fall below 100% of the market value of the loaned securities), as reviewed daily; (b) loans through entry into repurchase agreements (the purchase of publicly traded debt obligations not being considered in the making of a loan); (c) to the extent authorized under the contracts, loans to participants in amounts not greater than the value of their accumulations, to the extent permitted by law; (d) privately placed debt securities may be purchased; or (e) participation interests in loans, and similar investments, may be purchased;

12. None of the Accounts will purchase any security on margin (except that an Account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities);

13. Neither the Stock nor the Money Market Account will purchase or sell options or futures except those listed on domestic or foreign securities, options or commodities exchange; however, the Global Equities, Growth, Equity Index, Core Bond, Inflation-Linked Bond and Social Choice Accounts may purchase or sell options or futures that are not listed on an exchange; and

14. None of the Accounts will invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, and other illiquid investments, except that the Global Equities, Growth, Equity Index, Core Bond, Inflation-Linked Bond or Social Choice Accounts may invest to a greater extent in such investments if, and to the extent, permitted by law.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Each Account is considered to be diversified under the 1940 Act unless otherwise specified herein.

Non-principal investments of the Stock, Global Equities, Growth and Equity Index Accounts

The Stock, Global Equities, Growth and Equity Index Accounts (collectively, the “Equity and Index Accounts”) may make certain other investments, but not as principal strategies. In addition to stocks, the Equity and Index Accounts may hold other types of securities and other investments with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts. The Equity and Index Accounts may also invest in short-term debt securities of the same type as those held by the Money Market Account and other kinds of short-term instruments for cash management and other purposes. Investing in these instruments is intended to help the Accounts maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities. The Equity Accounts also may invest up to 20% of their assets in fixed-income securities. TIAA-CREF Investment Management, LLC (“TCIM”) may also manage cash in the Accounts by investing in money market funds or other short-term instruments.

The Equity and Index Accounts may also buy and sell: (1) put and call options, including covered call options, on securities of the types they each may invest in and on securities indices composed of such securities; (2) futures contracts on securities indices composed of securities of the types in which each may invest; and (3) put and call options on such futures contracts. They may also buy and sell stock index futures contracts. The Equity and Index Accounts may use such options and futures contracts for hedging, cash management, and to seek to increase total return. Futures contracts permit an Account to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

The Equity and Index Accounts may invest in non-affiliated investment company securities, such as exchange-traded funds (“ETFs”). The Equity and Index Accounts may use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity or Index Account invests in ETFs or other investment companies, the Account bears a proportionate share of expenses charged by the investment company in which it invests.

4     Statement of Additional Information  ■  College Retirement Equities Fund

In seeking to manage currency risk, these Accounts also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on, and securities indexed to, foreign currencies. Although the Equity and Index Accounts may use options, futures or currency contracts at times to hedge certain risks, it is not the intent of these Accounts to hedge all equity or currency risks of the Accounts at any particular time.

The Equity and Index Accounts may invest in other derivatives and other similar financial instruments, such as equity swaps, so long as these derivatives and financial instruments are consistent with the Account’s investment objective and restrictions, policies and current regulations. The Accounts may use swaps to hedge or manage the risks associated with the assets held in an Account, to manage cash and to seek to increase total return.

The Equity and Index Accounts may also hold fixed-income securities that they acquire through mergers, recapitalizations or other situations. When TCIM believes market conditions are favorable, these Accounts may also invest in bonds or other debt instruments similar to those investments made by the Core Bond Account. The Equity and Index Accounts may also invest in debt securities with prices or interest rates that are linked to the return of a stock market index.

For more information on these and other investments the Equity and Index Accounts may utilize, please see the section entitled “Investment policies and risk considerations” in this SAI.

Non-principal investments of the Core Bond and Inflation-Linked Bond Accounts

The Core Bond and Inflation-Linked Bond Accounts (collectively, the “Fixed-Income Accounts”) may make certain other investments, but not as principal strategies. For instance, the Core Bond and Inflation-Linked Bond Accounts may hold the same kind of money market and other short-term instruments and debt securities as the Money Market Account, as well as other kinds of short-term instruments. The Core Bond Account may also hold preferred stock and common stock through conversion of bonds or exercise of warrants.

The Core Bond and Inflation-Linked Bond Accounts may also buy and sell options, futures contracts and options on futures (including options and futures on foreign currencies). They may also enter into forward currency contracts and buy and sell securities indexed to foreign currencies. These Accounts may use options and futures as a hedging technique, for cash management purposes or to seek to increase total return. These Accounts may also use these techniques to help manage currency risk.

The Core Bond and Inflation-Linked Bond Accounts may buy and sell swaps and options on swaps. These Accounts may use these instruments as hedging techniques, for cash management purposes, and to seek to increase total return. These instruments do, however, involve special risks. These Accounts are not required to hedge investments.

The Core Bond and Inflation-Linked Bond Accounts may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities.

In addition, the Core Bond and Inflation-Linked Bond Accounts may invest in non-affiliated investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, these Accounts will bear their proportionate share of expenses charged by these investment companies.

For more information on these and other investments the Accounts may utilize, please see the section entitled “Investment policies and risk considerations” in this SAI.

Investment policies and risk considerations

Credit Facility and Borrowing and Lending Among Affiliates. Certain Accounts participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of participant redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), each of which is managed by Teachers Advisors, LLC (“Advisors”), an affiliate of CREF’s investment adviser, TCIM, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating funds and Accounts. Interest associated with any borrowing under the credit facility will be charged to the borrowing Accounts at rates that are based on a specified rate of interest.

If an Account borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes an Account to special risks, including greater fluctuations in accumulation unit value (“AUV”) in response to market changes.

Additionally, the SEC has granted an exemptive order (the “Order”) permitting the Accounts to participate in an inter-fund lending facility whereby the participating Accounts may directly lend to and borrow money from each other and certain other registered investment companies, as described below, for temporary purposes (e.g., to satisfy transfer or withdrawal requests or to cover unanticipated cash shortfalls) (the “Inter-Fund Program”). Certain accounts or series of TCF, TCLF and VA-1 may also

College Retirement Equities Fund  ■  Statement of Additional Information     5

participate in the Inter-Fund Program, and each such account or series, as well as each Account, is considered to be a “Fund” for the purpose of the description of the Inter-Fund Program in this section.

The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that: (i) no Fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is available from a bank or other financial institution for a comparable transaction; (ii) no Fund may borrow on an unsecured basis through the Inter-Fund Program unless the Fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets, provided that if the borrowing Fund has a secured borrowing outstanding from any other lender, including but not limited to another Fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a Fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the Fund may borrow through the inter-fund loan on a secured basis only; (iv) no Fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its current net assets at the time of the loan; (v) a Fund’s inter-fund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund. In addition, a Fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies, including the fundamental investment policies on borrowing and lending set forth above, and authorized by its portfolio manager(s).

Due to the Accounts’ fundamental investment policies, under the Inter-Fund Program, only certain Accounts are permitted to be borrowers (and only to a lesser extent than is permitted by the Order), and no Accounts are permitted to be lenders. The Board of Trustees of CREF (the “Board of Trustees” or the “Board”) has approved the Accounts’ participation in the Inter-Fund Program and is responsible for ongoing oversight of the Inter-Fund Program, as required by the Order.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with the Inter-Fund Program for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at a higher rate or take other actions to pay off such loan if an inter-fund loan is not available from another Fund. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs.

Temporary Defensive Positions. The Accounts may take temporary defensive positions. During periods when TCIM believes there are unstable market, economic, political or currency conditions domestically or abroad, TCIM may assume, on behalf of an Account, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Account’s assets will be invested by investing those assets in securities markets deemed by TCIM to be conservative in light of the Account’s investment objective and policies. Under normal circumstances, each Account may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Account’s investment objective and policies and to meet operating expenses. To the extent that each Account holds cash or invests in money market instruments, it may not achieve its investment objective. Cash assets are generally not income-generating and would impact an Account’s performance.

Additional Risks Resulting From Market or Other Events and Government Intervention in Financial Markets and Regulatory Matters. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of an Account’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Events such as war, terrorism, natural and environmental disasters and the spread of infectious illnesses or other public health emergencies, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may adversely affect the global economy and the markets and issuers in which an Account invests. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which an Account’s service providers, including TCIM, rely, and could otherwise disrupt the ability of employees of an Account’s service providers to perform essential tasks on behalf of an Account.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Accounts and issuers in which they invest. For example, if a bank in which an Account or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Account or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Accounts invest remain solvent, continued volatility in the banking sector could cause or intensify an

6     Statement of Additional Information  ■  College Retirement Equities Fund

economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Accounts and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Accounts and issuers in which they invest.

Changing interest rate environments (whether downward or upward) impact the various sectors of the economy in different ways. During periods when interest rates are low (or negative), an Account’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may magnify interest rate risk. The Account may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Fed”) has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Account performance to the extent an Account is exposed to such interest rates and/or volatility.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of an Account’s portfolio holdings. Furthermore, volatile financial markets can expose an Account to greater market and liquidity risk and potential difficulty in valuing portfolio holdings, as well as potentially higher portfolio turnover and related transaction costs. TCIM will monitor developments and seek to manage each Account in a manner consistent with achieving its investment objective, but there can be no assurance that TCIM will be successful in doing so.

The spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) and related variants has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the investments the Accounts hold, and may adversely affect the Accounts’ investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. These disruptions have led to instability in the marketplace, including equity and debt market losses and overall volatility, and have negatively affected the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, includes disruption of or negative effects on the economies of many nations or the entire global economy, a decline in the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illness, such as COVID-19, may be greater in circumstances or geographies where the relevant healthcare system is either less established or inadequately prepared to respond to the significance of the illness. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The spread of infectious illness outbreaks, epidemics or pandemics that may arise in the future could lead to significant economic downturns or recessions in economies throughout the world.

Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lowering interest rates. For example, in response to the outbreak of COVID-19, the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”) into law in March 2020, which provided approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. Additionally, the U.S. Government passed the American Rescue Plan Act of 2021 (“American Rescue Plan”) into law in March 2021, which provided for approximately $1.9 trillion in direct economic relief provisions to address the continuing impact of COVID-19 on the economy, public health, individuals and businesses. The American Rescue Plan builds upon many of the measures from the CARES Act and subsequent COVID-19 related legislation. There can be no guarantee that the CARES Act, American Rescue Plan or other economic stimulus bills (within the United States or other affected countries throughout the world) will be sufficient or will have their intended effects to mitigate the negative effect of COVID-19 on the economy. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect an Account’s investments.

Until any policy or regulatory changes are made, it is not possible to predict the impact such changes may have on the value of portfolio holdings of an Account, the issuers thereof or TIAA (or their affiliates). Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Legislation or regulation may change the way in which an Account itself is regulated. Such legislation or regulation may also affect the expenses incurred directly by an Account and the value of its investments, and could limit or preclude an Account’s ability to achieve its

College Retirement Equities Fund  ■  Statement of Additional Information     7

investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

The SEC and other government agencies continue to review the regulation of money market funds such as the Money Market Account, and may implement certain regulatory changes in the future. These and other legal or regulatory changes may negatively impact the Accounts. For example, in December 2021, the SEC proposed amendments to Rule 2a-7, which governs money market funds. If the proposed amendments are adopted, all money market funds would (i) be required to hold a higher percentage of their portfolios in liquid assets; (ii) be subject to additional reporting requirements; and (iii) be restricted from implementing redemption fees or suspensions on redemptions except in limited circumstances. These changes and developments, if implemented, may affect the investment strategies, performance, yield, operating expenses and continued viability of an Account.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require a fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Accounts will not be known unless and until any final rulemaking is adopted.

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Accounts) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Accounts will not be known unless and until any final rulemaking is adopted.

In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of participants’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from participant purchase or redemption activity. In addition, the proposed rule would amend the existing liquidity rule framework. The proposal’s impact on the Accounts will not be known unless and until any final rulemaking is adopted.

The value of an Account’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which an Account invests. For example, any public health emergency could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economy, which in turn could adversely affect an Account’s investments. In the event of such a disturbance, issuers of securities held by an Account may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Investors should be aware that current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions around the world significantly heighten the risks identified below compared to normal conditions and therefore subject an Account’s investments and a participant’s investment in an Account to the risk of reduced yield and/or income and sudden and substantial losses. The fact that a particular risk is not specifically identified as being heightened under current conditions does not mean that the risk is not greater than under normal conditions.

Illiquid Investments. The Accounts have implemented a written liquidity risk management program (the “Liquidity Risk Program”), as required by applicable SEC regulation, reasonably designed to assess and manage the Accounts’ liquidity risk. As a result of its designation as Liquidity Risk Program administrator by the Board, TCIM is also responsible for determining the liquidity of investments held by each Account. The Money Market Account may invest up to 5% of its total assets, measured at the time of investment, in illiquid securities. The Stock Account may invest up to the lesser of 10% of its total assets or 15% of its net assets, measured at the time of investment, in illiquid investments. Each of the other Accounts may invest up to 15% of their net assets, measured at the time of investment, in illiquid investments that are assets. Illiquid investments are those that are not reasonably expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Investments may be illiquid because of, among other factors, the absence of a trading market or distress in a trading market, making it difficult to value the investments or dispose of them promptly at the value at which they are carried. Investments in illiquid investments or holding securities that have become illiquid pose risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Accounts to dispose of illiquid investments promptly or to sell such investments for the value at which they are carried, if at all, or at any price within the desired time frame. The Accounts may receive distressed prices and incur higher transaction costs when selling illiquid investments. There is also a risk that unusually high redemption requests, including redemption requests from certain large participants (such as institutional

8     Statement of Additional Information  ■  College Retirement Equities Fund

investors), asset allocation changes, or other unusual market conditions may make it difficult for an Account to sell investments in sufficient time to allow it to meet redemptions. Redemption requests could require an Account to sell illiquid investments at reduced prices or under unfavorable conditions, which may negatively impact an Account’s performance. The regulations adopted by the SEC may limit an Account’s ability to invest in illiquid investments, which may adversely affect an Account’s performance and ability to achieve its investment objective.

Inflation/Deflation Risk. An Account’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of an Account’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change), and an Account’s investments may not keep pace with inflation, which would generally adversely affect the real value of Account participants’ investment in the Account. This risk is generally greater for fixed-income instruments with longer durations.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Account’s assets.

Restricted Securities. The Accounts may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid under the Accounts’ Liquidity Risk Program. However, purchases by an Account of securities of foreign issuers offered and sold outside the United States may not be considered illiquid even though they are restricted.

Preferred Stock. The Accounts (other than the Money Market Account) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and participants may suffer a loss of value if dividends are not paid. Preferred participants generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Small and Medium Capitalization Companies. Some Accounts may invest in common stocks of issuers with small or medium market capitalizations. An investment in common stocks of issuers with small or medium market capitalizations generally involves greater risk and price volatility than an investment in common stocks of larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Initial Public Offerings (“IPOs”). Some Accounts may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on an Account with a small asset base. The impact of IPOs on an Account’s performance likely will decrease as the Account’s asset size increases. IPOs may not be consistently available to an Account for investing, particularly as the Account’s asset base grows. Because IPO shares frequently are volatile in price, an Account may hold IPO shares for a very short period of time. This may increase the portfolio turnover of an Account and may lead to increased expenses for the Account, such as commissions and transaction costs. By selling shares, an Account may realize taxable gains it will subsequently distribute to participants. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares (including an Account) can be affected by substantial dilution in the value of the IPO issuer’s shares, by sales of additional shares and by concentration of control in existing management and principal participants.

The Account’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. These companies may also be more dependent on key managers and third parties and may have limited product lines.

Options and Futures. The Accounts (other than the Money Market Account) may engage in options (puts and calls) and futures strategies to the extent permitted by the NYDFS and subject to SEC and Commodity Futures Trading Commission (“CFTC”) requirements. The Accounts may use options and futures strategies as hedging techniques, for cash management purposes or to seek to increase total return. Options and futures transactions may increase an Account’s transaction costs and

College Retirement Equities Fund  ■  Statement of Additional Information     9

portfolio turnover rate and will be initiated only when consistent with its investment objective. None of the Accounts are required to hedge any investments.

Options. Options-related activities could include: (1) the sale of call option contracts (including covered call options) and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying put option contracts (including covered put options) and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Accounts may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the Account if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the Account risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The Account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by an Account, the Account will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, an Account, as the purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put option is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

Selling a put or call option may require the payment of initial and variation margin and adverse market movements against the underlying security or instrument may require the seller to make additional margin payments. The Account may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet margin and settlement payment requirements in connection with the sale of put or call options.

The Account may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by the Account, the Account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Account’s portfolio of securities. To the extent that an Account’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provide an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of TCIM before it deals in any option on behalf of an Account.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Accounts (other than the Money Market Account) may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other

10     Statement of Additional Information  ■  College Retirement Equities Fund

instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the Account against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—TCIM will legally obligate an Account to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—TCIM will legally obligate an Account to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Account usually will be liquidated in this manner, an Account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Stock, Global Equities, Growth, Equity Index, or Social Choice Accounts with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, TCIM may seek to protect the value of portfolio securities held by the Stock, Global Equities, Growth, Equity Index and Social Choice Accounts against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, TCIM can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by an Account upon the purchase or sale of a futures contract. Initially, an Account will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Account an amount of cash, U.S. Treasury securities, or other permissible assets equal to a percentage of the contract amount as determined by the clearinghouse. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to an Account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when an Account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where an Account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Account may elect to close the position by taking an opposite position that will operate to terminate the Account’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Account, and the Account realizes a loss or a gain. The risks inherent in the purchase or sale of stock index futures are, in a general sense, similar to the risks inherent in the purchase or sale of bond index futures. A bond index assigns relative values to the bonds included in the index. The index fluctuates with changes in the market values of those bonds included, and the parties to the bond index futures contract agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. No physical delivery of the underlying bonds in the index is made.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments

College Retirement Equities Fund  ■  Statement of Additional Information     11

that are the subject of the hedge. TCIM, on behalf of an Account, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in TCIM’s judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Account’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to TCIM’s ability to correctly predict movements in the direction of the market. For example, it is possible that where an Account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Account’s portfolio may decline. If this occurred, the Account would lose money on the futures and also experience a decline in value in its portfolio investments. However, TCIM believes that over time the value of an Account’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if an Account has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if an Account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by TCIM still may not result in a successful hedging transaction over a very short time period.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Accounts can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, an Account may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Accounts may invest in asset-backed securities on a delayed delivery basis. This reduces an Account’s risk of early repayment of principal, but exposes the Accounts to some additional risk that the transaction will not be consummated.

When an Account enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Account to purchase the security at a price above the current market price on the date of delivery and payment. In addition, certain rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that will require the Accounts to post collateral in connection with their to-be-announced (“TBA”) transactions. There is no similar requirement applicable to the Accounts’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Accounts and impose added operational complexity. An Account may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet such payment requirements. An Account must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives and Other Similar Instruments” below.

Participatory Notes. Some of the Accounts may invest in participatory notes issued by banks or broker-dealers that are designed to replicate the performance of certain non-U.S. companies traded on a non-U.S. exchange. Participatory notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain or lose more in absolute terms than they would have made or lost had they invested in the underlying securities directly, the performance results of participatory notes will not replicate exactly the performance of the issuers or markets that the participatory notes seek to replicate due to transaction costs and other expenses. Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with an Account. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them, and an Account is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuers of the securities underlying such participatory notes. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.

12     Statement of Additional Information  ■  College Retirement Equities Fund

Master Limited Partnerships. Some of the Accounts may invest in equity securities issued by master limited partnerships (“MLPs”). An MLP is an entity, most commonly a limited partnership that is taxed as a partnership, publicly traded and listed on a national securities exchange. Holders of common units of MLPs typically have limited control and limited voting rights as compared to holders of a corporation’s common shares. Preferred units issued by MLPs are not typically listed or traded on an exchange. Holders of preferred units can be entitled to a wide range of voting and other rights. MLPs are limited by the Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) to only apply to enterprises that engage in certain businesses, mostly pertaining to the use of natural resources, such as petroleum and natural gas extraction, and transportation, although some other enterprises may also qualify as MLPs.

There are certain tax risks associated with investments in MLPs. The benefit derived from an investment in an MLP is largely dependent on the MLP being treated as a partnership for federal income tax purposes. A change to current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes. If an MLP were treated as a corporation, the MLP would be required to pay federal income tax on its taxable income. This would reduce the amount of cash available for distribution by the MLP, which could result in a reduction of the value of an Account’s investment in the MLP and lower income to the Account. Additionally, since MLPs generally conduct business in multiple states, an Account may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact an Account’s return on its investment in MLPs.

Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions, and MLPs may have limited financial resources. Securities of MLPs may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than common shares of larger or more broadly based companies. An Account’s investment in MLPs also subjects the Account to the risks associated with the specific industry or industries in which the MLP invests. MLPs are generally considered interest rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns. A portion of any gain or loss recognized by an Account on a disposition of an MLP equity security may be separately computed and taxed as ordinary income or loss under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition.

Royalty Trust. Some of the Accounts may invest in publicly traded royalty trusts. Royalty trusts are income-oriented equity investments that indirectly, through the ownership of trust units, provide investors (called “unit holders”) with exposure to energy sector assets such as coal, oil and natural gas. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. A rising interest rate environment could adversely impact the performance of royalty trusts. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Private Investments in Public Equity. Some of the Accounts may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investments in public equity” or “PIPES”). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and an Account cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Special Purpose Acquisition Companies. Some of the Accounts may invest in equity securities of special purpose acquisition companies (“SPACs”). Also known as a “blank check company,” a SPAC is a company with no commercial operations that is formed solely to raise capital from investors for the purpose of acquiring one or more existing private companies. SPACs often have pre-determined time frames to make an acquisition (typically two years) or the SPAC will liquidate. An Account may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPES offering. See “Private Investments in Public Equity” above for information about PIPES offerings.

Unless and until an acquisition is completed, a SPAC generally invests its assets in U.S. Government securities, money market securities and cash. Because SPACs have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which an Account invests will complete an acquisition or that any acquisitions that are completed will be profitable. Public stockholders of SPACs such as an Account may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a

College Retirement Equities Fund  ■  Statement of Additional Information     13

transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

The private companies that SPACs acquire are often unseasoned and lack a trading history, a track record of reporting to investors and widely available research coverage. Securities of SPAC-derived companies are thus subject to extreme price volatility and speculative trading. In addition, the ownership of many SPAC-derived companies often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following a business combination transaction when shares restricted by lock-up are released, causing even greater price volatility and possible downward pressure during the time that locked-up shares are released.

Debt instruments generally

A debt instrument held by an Account will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Account’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Account holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Account’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Account from the continuous issuance of its units will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Account’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. During periods of declining interest rates, because the interest rates on adjustable-rate securities generally reset downward, their market value is unlikely to rise to the same extent as the value of comparable fixed-rate securities. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative, and during such periods, an Account may not be able to maintain a positive yield or yields on par with historical levels. Specifically, with respect to the Money Market Account, low or negative interest rates could lead to negative yields. Risks associated with rising interest rates are heightened given that the Fed has sharply raised interest rates from historically low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. Further, rising interest rates may cause issuers to not make principal and interest payments on fixed-income investments when due. Additionally, rising interest rates could lead to heightened credit risk if issuers are less willing or able to make payments when due. Changes in interest rates, among other factors, may also adversely affect the liquidity of an Account’s fixed-income investments.

The market for fixed-income instruments has consistently grown over the past three decades while the growth of capacity for traditional dealers to engage in fixed-income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of certain types of fixed-income instruments, and the ability of dealers to “make markets” in such instruments, are at or near historic lows in relation to market size. Because dealers acting as market makers provide stability to a market, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed-income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

Ratings as Investment Criteria. Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by TCIM as one of many criteria for the selection of portfolio securities on behalf of the Accounts, TCIM also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by an Account, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Account. These events will not require the sale of the securities by an Account. However, TCIM will consider the event in its determination of whether the Account should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, TCIM will attempt to use comparable ratings as standards for the Accounts investments in accordance with their investment objectives and policies.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Services, Inc. (“Moody’s”) or BBB by Standard & Poors (“S&P”), for example, are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. The Accounts may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ

14     Statement of Additional Information  ■  College Retirement Equities Fund

in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States. These U.S. Government securities present limited credit risk compared to other types of debt securities but are not free of risk. Other U.S. Government securities are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality, which are thus subject to a greater amount of credit risk than those supported by the full faith and credit of the United States. Still other U.S. Government securities are only supported by the credit of the issuing agency or instrumentality, which are subject to greater credit risk as compared to other U.S. Government securities. The maximum potential liability of the issuers of some U.S. Government securities may exceed then current resources, including any legal right to support from the U.S. Treasury. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or such agency’s or instrumentality’s securities, an Account only invests in U.S. Government securities when TCIM determines that the credit risk associated with the obligation is suitable for the Account.

It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future. FHLMC and FNMA have been operating under conservatorship, with the Federal Housing Finance Administration (“FHFA”) acting as their conservator, since September 2008. The FHFA and U.S. Presidential administration have made public statements regarding plans to consider ending the conservatorships. Under a letter agreement between the FHFA (in its role as conservator) and the U.S. Treasury, the FHFA is prohibited from removing its conservatorship of each enterprise until litigation regarding the conservatorship has ended and each enterprise has retained equity capital levels equal to three percent of their total assets. It is unclear how long it will be before the FHFA will be able to remove its conservatorship of the enterprises under this letter agreement. The FHFA has indicated that the conservatorship of each enterprise will end when the director of the FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed. The FHFA recently announced plans to consider taking FHLMC and FNMA out of conservatorship and has begun a multi-step process, including its first pricing review of FHLMC and FNMA products since 2015, to unwind FHLMC and FNMA from government control. In the event that FHLMC or FNMA are taken out of conservatorship, it is unclear how their respective capital structure would be constructed and what impact, if any, there would be on FHLMC’s or FNMA’s creditworthiness and guarantees of certain mortgage-backed securities. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of FHLMC and FNMA and the value of their securities and the securities which they guarantee.

Uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling may increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Accounts. On one occasion, the long-term credit rating of the United States was downgraded by at least one leading rating agency as a result of disagreements within the U.S. Government over raising the debt ceiling to repay outstanding obligations. Similar situations in the future could result in higher interest rates, lower prices of U.S. Treasury securities and could increase the costs of various kinds of debt, which may adversely affect the Accounts.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Accounts (except for the Money Market Account) may invest in lower-rated debt securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and TCIM’s success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Account invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Account’s AUV. In addition, an Account may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

An Account may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and TCIM anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Accounts to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved

College Retirement Equities Fund  ■  Statement of Additional Information     15

by TCIM. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by an Account, have its rating lowered due to the deterioration of the issuer’s financial position. TCIM may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which TCIM compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than would be the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Accounts (other than the Money Market Account) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Accounts may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Accounts may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Accounts have no arrangement with any person concerning the acquisition of such securities, and TCIM will carefully review the credit and other characteristics pertinent to such new issues. An Account may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Account. Such participation may subject the Account to expenses such as legal fees and may make the Account an “insider” of the issuer for purposes of the federal securities laws, and, therefore, may restrict the Account’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by an Account on such committees also may expose the Account to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Account would participate on such committees only when TCIM believes that such participation is necessary or desirable to enforce the Account’s rights as a creditor or to protect the value of securities held by the Account.

Corporate Debt Securities. An Account may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Accounts may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Account will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to participants each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Account, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Account otherwise would not have done so. To the extent an Account is required to liquidate thinly traded securities, the Account may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Account to pay distributions, the Account will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range

16     Statement of Additional Information  ■  College Retirement Equities Fund

from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Accounts may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate, the London InterBank Offered Rate (“LIBOR”), a replacement rate for LIBOR such as the Secured Overnight Financing Rate (“SOFR”) or another rate based on the SOFR. Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable-rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable-rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

An Account (other than the Money Market Account) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

LIBOR is an average interest rate, determined by the Intercontinental Exchange Benchmark Administration, which banks charge one another for the use of short-term money. In addition, the terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. Since December 31, 2021, all British pound sterling (“GBP”), euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published on a representative basis, and it is anticipated that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published on a representative basis. Although some settings of U.S. dollar LIBOR continue to be published, there is no assurance that LIBOR will continue to exist as a representative rate until June 30, 2023, or at any time thereafter. In addition, certain regulated entities have ceased entering into most new LIBOR contracts in connection with regulatory prohibitions or supervisory guidance. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on an Account or on certain instruments in which an Account invests are not known. Various financial industry groups have begun planning for that transition and certain regulators and industry groups have taken actions to establish alternative reference rates (e.g., the SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments). The usefulness of LIBOR as a benchmark could deteriorate during the transition period and, as of the date of this SAI, it is not possible to predict the effect of the establishment of any replacement rates or any other reforms to LIBOR. An Account may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing; however, new LIBOR assets may no longer be available. The transition process may involve, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by an Account or a reduction in the effectiveness of related Account transactions such as hedges. Various pieces of legislation, including enacted legislation from the states of New York and Alabama and the U.S. Congress, may affect the transition of LIBOR-based instruments as well by permitting trustees and calculation agents to transition instruments without effective LIBOR fallback language to a successor reference rate. Such pieces of legislation also include safe harbors from liability, which may limit the recourse a holder may have if the successor reference rate does not fully compensate that holder for the transition of an instrument from LIBOR. It is uncertain what impact any such legislation may have. Any such effects, as well as other unforeseen effects, could result in losses to an Account.

The Internal Revenue Service (the “IRS”) has issued regulations regarding the tax consequences of the transition from LIBOR or another interbank offered rate (“IBOR”) to a new reference rate in debt instruments and non-debt contracts. Under the regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the regulations), including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. The IRS may provide additional guidance, with potential retroactive effect.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Account may buy securities issued by certain “supra-national” entities, which

College Retirement Equities Fund  ■  Statement of Additional Information     17

include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Loan Participations and Assignments; Direct Loans. Certain Accounts may purchase participations and/or assignments in commercial loans. Such investments may be secured or unsecured and may pay interest at fixed or floating rates. Loan participations and assignments involve special types of risk, including interest rate risk, liquidity risk and the risks of being a lender.

Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. Certain Accounts may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, an Account assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The loan participations in which an Account intends to invest may not be rated by any nationally recognized rating service.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Accounts. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. If a loan is foreclosed, an Account could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, an Account could be held liable as co-lender. It is unclear whether loans and other forms of indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Accounts rely on TCIM’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Accounts.

Loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Consequently, some loans may be difficult or impossible to dispose of readily at what TCIM believes to be a fair price. In addition, valuation of illiquid loans involves a greater degree of judgment in determining an Account’s AUV than if that value were based on available market quotations, and could result in significant variations in the Account’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of loans develops, the liquidity of these instruments is expected to improve. However, from time to time, loans may be illiquid. Investment in loan participations and assignments are considered to be debt obligations for purposes of CREF’s investment restriction relating to the lending of funds or assets by an Account.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan, an Account has direct recourse against the corporate borrower, the Account may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of an Account were determined to be subject to the claims of the agent bank’s general creditors, the Account might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If an Account does not receive scheduled interest or principal payments on such indebtedness, the Account’s share price and yield could be adversely affected. Loans that are fully secured offer an Account more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, an Account could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

18     Statement of Additional Information  ■  College Retirement Equities Fund

Certain Accounts may invest in loan participations and assignments with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, an Account bears a substantial risk of losing the entire amount invested. The Accounts may make investments in loan participations and assignments to achieve capital appreciation, rather than to seek income.

For purposes of limits on an Account’s total assets invested in any one issuer and the amount of an Account’s total assets that are invested in issuers within the same industry, an Account generally will treat the corporate borrower as the “issuer” of indebtedness held by the Account. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between an Account and the corporate borrower, if the participation does not shift to the Account the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Account to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict an Account’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans are not traded on an exchange or similar market but through a secondary market comprised of dealers and other institutional participants. Loans are generally subject to extended settlement periods and may take more than seven days to settle. During this period, an Account may seek other sources of liquidity including the use of an overdraft facility with the Accounts’ custodian or by borrowing under a credit agreement to which the Accounts are parties.

Certain loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to an Account’s investment in loans. In particular, if a loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.

To the extent permitted by applicable law, an Account may also make one or more direct loans, which may be secured or unsecured, to a commercial borrower (each, a “Direct Loan”). To the extent it makes a Direct Loan, an Account would negotiate the terms of such Direct Loan with the borrower pursuant to a private transaction. The Account will base its determination of whether or not to make a Direct Loan on, among other factors, TCIM’s assessment of the borrower’s creditworthiness, as well as any collateral received by the Account or recourse available to the Account in the event of untimely or non-payment of interest and repayment of principal to the Account. By making one or more Direct Loans, an Account would be exposed to the risk that the borrower will default or become insolvent. In such instances, the Account may lose money. Direct Loans also expose an Account to liquidity and interest rate risk. Direct Loans are not publicly traded, may not have a secondary market, and may be illiquid. The absence of a secondary market may impact an Account’s ability to sell and/or value its Direct Loans. An Account’s performance with respect to a Direct Loan will depend, in part, on the Account’s (or TCIM’s, on the Account’s behalf) ability to negotiate advantageous terms with a borrower.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Accounts may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of an Account’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, have lower overall liquidity and be more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

An Account may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market

College Retirement Equities Fund  ■  Statement of Additional Information     19

value of the bonds is not guaranteed and will fluctuate. An Account may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Convertible Securities. Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Contingent Capital Securities. Contingent capital securities (sometimes referred to as “CoCos”) are issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefiting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain “triggers.” These triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.

A trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by an Account will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Account’s AUV. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen an Account’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of high-yield securities.

CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in an Account losing a portion or all of its investment in such securities. In addition, an Account may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.

20     Statement of Additional Information  ■  College Retirement Equities Fund

In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. The prices of CoCos may be volatile. There is no guarantee that an Account will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Accounts may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Accounts may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution non-affiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Account, TCIM does not take into consideration whether the sponsor of an asset-backed security in which the Account invests meets the Account’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Account could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Account could not invest directly.

Mortgage Pass-Through Securities. Some of the Accounts may invest in mortgage pass-through securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Account’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Account may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, TCIM determines that the securities meet the Account’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Under the direction of FHFA, GNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform Mortgage-Backed Security (the “Single Security Initiative”), which would generally align the characteristics of FNMA and FHLMC certificates. The Single Security Initiative launched in June 2019, and is intended to

College Retirement Equities Fund  ■  Statement of Additional Information     21

maximize liquidity for both FNMA and FHLMC mortgage-backed securities in the TBA market. While the initial effects of the issuance of a uniform Mortgage-Backed Security on the market for mortgage-related securities have been relatively minimal, the long-term effects that the Single Security Initiative may have on the market for mortgage-backed securities are uncertain.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal are paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Accounts may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Account, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Accounts may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Accounts may enter into mortgage “dollar rolls” in which the Account sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Account loses the right to receive principal and interest paid on the securities sold. However, the Account would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Account compared with what such performance would have been without the use of mortgage dollar rolls. An Account must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives and Other Similar Instruments” below. The benefits derived from the use of mortgage dollar rolls may depend upon TCIM’s ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage

22     Statement of Additional Information  ■  College Retirement Equities Fund

dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, an Account could receive securities with investment characteristics that are different than those originally sold by the Account, which may adversely affect the sensitivity of the Account to changes in interest rates.

Other investment policies

Securities Lending. Subject to the Accounts’ investment restrictions relating to loans of portfolio securities set forth above, certain Accounts may lend their securities. The Accounts may lend their securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of FINRA, and also to certain other financial institutions. All loans will be fully collateralized. Any borrower of an Account’s portfolio securities must maintain acceptable collateral, marked to market daily, with the Account’s custodian (or a sub-custodian or a special “tri-party” custodian). In connection with the lending of its securities, an Account will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S. equities, or such lesser percentage as may be permitted by the NYDFS and SEC interpretations (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by an Account will generally be invested in high-quality short-term instruments, or in one or more Accounts maintained by the securities lending agent for the purpose of investing cash collateral, including a fund that qualifies as a “government money market fund” under the SEC rules governing money market funds. Investment of cash collateral in a fund that qualifies as a “government money market fund” will not be subject to any applicable ESG criteria of an Account. During the term of the loan, an Account will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and an Account may lose money as a result of the investment of such collateral. In addition, an Account could suffer a loss if the loan terminates and the Account is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, an Account will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Account by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Account. Such loans will be terminable by the Account at any time and will not be made to affiliates of CREF. The Account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights or certain tax benefits, and TCIM may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Account may pay reasonable fees to persons non-affiliated with the Account for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, an Account bears the market risk with respect to the investment of collateral and the risk the Agent may default on its contractual obligations to the Account. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Account if at the time of a default by a borrower some or all of the loaned securities have not been returned. Substitute payments for dividends received by an Account for securities loaned out by the Account will not be considered as qualified dividend income or as eligible for the corporate dividend received deduction. Each Agent is authorized to engage a third-party bank as a special “tri-party” custodian for securities lending activities and enter into a separate custodian undertaking with each applicable borrower under the Accounts’ securities lending program.

During the fiscal year ended December 31, 2022, the Agent for each applicable Account provided various services to the Account, including locating borrowers, monitoring daily the value of the loaned securities and collateral, requiring additional collateral from borrowers as necessary, cash collateral management, qualified dividend management, negotiation of loan terms, selection of securities to be loaned, recordkeeping and account servicing, monitoring dividend activity and material proxy votes relating to loaned securities, and arranging for return of loaned securities to the Account at loan termination.

For the fiscal year ended December 31, 2022 for the following Accounts, the table below reflects the dollar amounts of income received and the compensation paid to an Agent, including any share of revenue generated by the securities lending program paid to an Agent (“revenue split”), related to the securities lending activities of each such Account in existence during the period:

College Retirement Equities Fund  ■  Statement of Additional Information     23

			Fees and/or compensation for securities lending activities and related services

	Account	Gross income from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service that are not included in the revenue split	*	Administrative fees not included in revenue split	Indemnification fees not included in revenue split	Rebates (paid to borrowers)	Other fees not included in revenue split	Aggregate fees/ compensation for securities lending activities	Net income from securities lending activities
	Stock Account	$37,190,972	$1,774,471	$—		$—	$—	$15,010,079	$—	$16,784,550	$20,406,422
	Global Equities Account	4,045,007	133,708	—		—	—	2,373,662	—	2,507,370	1,537,637
	Growth Account	875,545	35,784	14,645		—	—	413,598	—	464,027	411,518
	Equity Index Account	6,025,068	295,212	47,553		—	—	2,287,364	—	2,630,129	3,394,939
	Core Bond Account	2,196,966	66,604	39,670		—	—	1,324,741	—	1,431,015	765,951
	Inflation-Linked Bond Account	582,404	10,828	7,168		—	—	439,881	—	457,877	124,527
	Social Choice Account	4,303,070	180,925	48,071		—	—	1,993,438	—	2,222,434	2,080,636

*	Including fees deducted from a pooled cash collateral reinvestment vehicle.

Regulations adopted by federal banking regulators under the Dodd-Frank Wall Street Reform and Consumer Protection Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swap agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of an Account or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Account may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact an Account’s credit and counterparty risks.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Accounts can use to manage cash balances effectively. In a repurchase agreement, the Account buys an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans by an Account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Account entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Account’s seller to deposit with the Account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Account will enter into repurchase agreements only with member banks of the Fed, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by TCIM and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Account entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Account entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Account. In such event, the Account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Account (other than the Money Market Account) may, to the extent permitted by the applicable state and federal regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets (generally known as an over-the-counter, “OTC” or “uncleared” swap). In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into a swap transaction, an Account may be able to protect the value of a portion of its portfolio against declines in market value. Each Account (other than the Money Market Account) may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The Account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Account. However, there can be no assurance that the return an Account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

24     Statement of Additional Information  ■  College Retirement Equities Fund

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. An Account may act as either the buyer or the seller of a credit default swap. An Account may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, an Account buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow an Account to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Account, the Account must be prepared to make such payments when due. If the Account is the credit default protection seller, the Account will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Account is the credit default protection buyer, the Account will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Account is the protection seller, the Account must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Account by the credit default protection buyer. Any loss would be offset by the premium payments the Account receives as the seller of credit default protection.

While the Accounts will only enter into swap transactions with counterparties TCIM considers creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to a swap transaction defaults on its obligations, the Account entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Account will succeed when pursuing its contractual remedies. To minimize an Account’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Account enters into swap transactions on a net basis, the net amount of the excess, if any, of the Account’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis. An Account must comply with the SEC rule related to the use of derivatives and certain other transactions when engaging in the transactions discussed above. See “Derivatives and Other Similar Instruments” below.

Additionally, certain standardized swaps that were historically traded OTC must now be transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty (generally known as a “cleared” swap). Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but it does not make cleared swap transactions risk-free. Depending on the size of an Account and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Account to support its obligations under a similar uncleared swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in an Account and its counterparties posting higher amounts for uncleared swaps.

In addition to other swap transactions, certain Accounts may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable an Account to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, an Account could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, an Account might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Account would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Account’s shares, may be reduced.

Entry into a swap or CFD transaction may, in certain circumstances, require the payment of initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments and make settlement payments. An Account may have to sell securities or instruments at a time when it may be disadvantageous to do so to meet such payment requirements.

College Retirement Equities Fund  ■  Statement of Additional Information     25

Certain Accounts may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Accounts may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX indices are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other CDS or CDX transactions. In addition, there may be disputes between the buyer and seller of a CDS agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Swap agreements may be illiquid and, in such circumstances, could be subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on an Account’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Account’s financial risk. No Account will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. The Accounts (other than the Money Market Account) may engage in swap transactions to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Account, to manage their cash flow more efficiently and to seek to increase total return.

Derivatives and Other Similar Instruments. Under Rule 18f-4, which regulates a registered investment company’s use of derivatives and certain other investments, a registered investment company’s derivatives exposure is limited through a value-at-risk test and the rule requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, limited derivatives users (as defined in Rule 18f-4) are not subject to the full requirements of Rule 18f-4. In connection with adopting Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering derivatives and certain financial instruments. In addition, under Rule 18f-4, an Account is permitted to invest in when-issued securities, and the transaction will be deemed not to involve a senior security, provided that (i) the Account intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). An Account may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Account treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Rule 18f4 could limit an Account’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Account.

The Accounts (other than the Money Market Account) may also use futures contracts, options on futures contracts and swaps as hedging techniques to manage their cash flow more effectively and to seek to increase total return. These instruments will, however, only be used in accordance with certain CFTC exemptive provisions that permit TCIM to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act with regard to CREF. TCIM has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder and, therefore, is not currently subject to registration or regulation as a commodity pool operator with regard to the Accounts. If the exclusion becomes unavailable, an Account may incur additional expenses.

Investment Companies. Subject to certain exceptions and limitations, an Account may invest up to 5% of its assets in any single non-affiliated investment company and up to 10% of its assets in all other non-affiliated investment companies in the aggregate. However, no Account can hold more than 3% of the total outstanding voting stock of any single investment company. When an Account invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Registered investment companies may invest in an underlying fund in excess of these percentage limits imposed by the 1940 Act in reliance on certain exemptions, such as Rule 12d1-4 under the 1940 Act. When an Account serves as an underlying fund in reliance on Rule 12d1-4, or in reliance on Section 12(d)(1)(G) of the 1940 Act while relying on Rule 12d1-4 to invest in other non-affiliated investment companies, each Account’s ability to invest in other non-affiliated investment companies and private funds will generally be limited to 10% of each Account’s assets. Additionally, an Account may invest in other non-affiliated investment companies, such as ETFs, for cash management and other purposes, subject to the limitations set forth above. An Account may also use ETFs to gain exposure to certain sectors or securities that are represented by ownership in ETFs.

Note that if an Account serves as an underlying fund investment for an affiliated fund of funds pursuant to Section 12(d)(1)(G) of the 1940 Act, it will adopt a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, certain Accounts may invest in other types of investment companies, which may include ETFs for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, an Account would purchase ETF shares to obtain

26     Statement of Additional Information  ■  College Retirement Equities Fund

exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and an Account could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their AUV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, an Account’s purchases of ETF shares generally are subject to the limitations on an Account’s investments in other investment companies, which are described above under the heading “Investment Companies.” As with other investment companies, when an Account invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, an Account will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Account.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). An Account may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, an Account would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and an Account could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When an Account invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, an Account will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by an Account, and not a fixed-income investment.

Currency transactions

The value of an Account’s assets (other than the Money Market Account) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Account may incur costs in connection with conversions between various currencies. To manage the impact of such factors on AUVs, the Accounts (other than the Money Market Account) may engage in foreign currency transactions in connection with their investments in foreign securities. These transactions may also let TCIM “lock in” exchange rates when buying or selling foreign securities on behalf of the Accounts. The Accounts will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Accounts will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Account is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes

College Retirement Equities Fund  ■  Statement of Additional Information     27

referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Account may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Account may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Accounts (other than the Money Market Account) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, an Account holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Account against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Accounts (other than the Money Market Account) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supra-national entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Account may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if TCIM’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Account in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Account will have flexibility to rollover the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder. Entry into a foreign currency transaction may, in certain circumstances, require the payment of initial margin and adverse market movements against the underlying currency may require an Account to make additional margin payments and make settlement payments. An Account may have to sell securities or other instruments at a time when it may be disadvantageous to do so to meet such payment requirements.

Foreign investments

As described more fully in the Prospectus, certain of the Accounts may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

On December 31, 2022, foreign investments (including securities held as collateral for securities lending) represented the following percentages of market value for each Account:

Stock Account	35.4%

Global Equities Account	36.4

Growth Account	4.5

Equity Index Account	0.6

Core Bond Account	14.0

Inflation-Linked Bond Account	1.0

Social Choice Account	25.3

Money Market Account	0.0

To meet an Account’s investment objective, the Board of Trustees or its Investment Committee can change the percentage of the portfolio devoted to foreign investments, subject to the limits in CREF’s charter.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government

28     Statement of Additional Information  ■  College Retirement Equities Fund

supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies have lower overall liquidity and are more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Account generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by an Account in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Account’s portfolio and the Account’s ability to meet a large number of participant redemption requests should there be economic or political turmoil in a country in which the Account has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although TCIM endeavors to achieve the most favorable net results on the Accounts’ portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Account to make intended security purchases due to settlement problems could cause the Account to miss attractive investment opportunities. Losses to the Account due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Account’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Account’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Account.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Account’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially emerging market countries) and increase the cost and expenses of Accounts investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Accounts invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Accounts could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Accounts’ foreign portfolio securities may be subject to foreign withholding and, in some other cases, other taxes, thus reducing the net amount of income available for distribution to the Accounts’ participants.

Emerging Market Securities. TCIM considers an “emerging market security” to be a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

College Retirement Equities Fund  ■  Statement of Additional Information     29

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities, and less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which could affect an Account’s ability to evaluate potential portfolio companies; (iv) certain national policies that may restrict an Account’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events as well as armed conflicts in these countries; (ix) restrictions that may make it difficult or impossible for the Account to vote proxies, exercise participant rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; (xiv) limited legal remedies for investors in emerging markets (including derivative litigation) and a limited ability of U.S. authorities (e.g., SEC and U.S. Department of Justice) to bring actions against bad actors; and (xv) heavy reliance on exports that may be severely affected by global economic downturns. Additionally, the degree of cooperation between issuers in emerging market countries with foreign and U.S. financial regulators may vary significantly. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is highly uncertain. Changes in exchange rates and interest rates and the imposition of sanctions could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Account from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Account’s liquidity and performance.

In addition, some countries in which the Accounts may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, certain of these governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by such governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.

The risks outlined above are often more pronounced in “frontier markets” in which an Account may invest. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, the risks of investing in emerging markets are magnified in frontier markets. This magnification of risks is the result of a number of factors, including: government ownership or control of parts of the private sector and of certain companies; trade barriers; exchange controls; managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade; less uniformity in accounting and reporting requirements; unreliable securities valuation; greater risk associated with custody of securities; and the relatively new and unsettled securities laws in many frontier market countries. In addition, the markets of frontier countries typically have low trading volumes, leading to a greater potential for extreme price volatility and illiquidity. This volatility may be further increased by the actions of a few large investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, the AUV of an Account. All of these factors may make investing in frontier market countries significantly riskier than investing in other countries, including more developed and traditional emerging market countries, and any one of them could cause the AUV of an Account to decline.

Investment in Canada. The United States is Canada’s largest trading partner and foreign investor, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (“USMCA”) has made, and will

30     Statement of Additional Information  ■  College Retirement Equities Fund

likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada’s economic outlook and the value of an Account’s investments in Canada. Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union (“EU”) producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or EU economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a separatist party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. In addition, the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The EU is an intergovernmental and supra-national union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (“EMU”)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank and, as a result, EMU member states are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. High unemployment could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Any or all of these challenges may affect the value of an Account’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former Iron Curtain member states, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain member states in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Stability Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU’s economy is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states.

In addition, many EU members suffered severe economic declines during and after the 2008–2009 worldwide economic downturn. These declines led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some EU member states required external assistance to meet their obligations, and all of these member states run the risk of default on their debt, possible bailout by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. Certain of the larger European economies have shown limited signs of recovery from the 2008–2009 worldwide economic downturn; however, significant risks still threaten the potential recovery, such as high official debts and deficits, aging populations, over-regulation of non-financial businesses and doubts about the sustainability of the EMU. These countries will need to make certain economic and political decisions in order to restore

College Retirement Equities Fund  ■  Statement of Additional Information     31

sustainable economic growth and fiscal policy. While many initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected in the future.

Further, it is possible that the euro could be abandoned in the future by EU member states that have already adopted its use, and the effects of such an abandonment or a member state’s forced expulsion from the euro on that member state, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any member state out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

In a June 2016 referendum, citizens of the UK voted to leave the EU. On January 31, 2020, the UK withdrew from the EU. Negotiators representing the UK and EU signed a trade agreement on December 30, 2020 on the terms governing certain aspects of the EU’s and UK’s relationship, the EU-UK Trade and Cooperation Agreement (the “TCA”). The TCA became effective May 1, 2021 and many aspects of the UK-EU trade relationship remain subject to further negotiation. Notwithstanding the TCA, there is likely to be considerable uncertainty as to the UK’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, and the framework will likely continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth. It is not possible to anticipate the longer term impact to the economic, legal, political, regulatory and social framework that will result from any agreements between the UK and the EU. The effects will depend, in part, on whether the UK is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. In addition, such agreements may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time.

The impact of the UK’s withdrawal on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, potentially lower economic growth and decreased asset valuations. The UK’s withdrawal from the EU may have a destabilizing impact on the EU to the extent other member states similarly seek to withdraw from the union and may cause additional market disruption globally and introduce new legal and regulatory uncertainties. It may also have a negative impact on the economy and currency of the UK as a result of anticipated, perceived or actual changes to the UK’s economic and political relations with the EU. The UK’s withdrawal could result in lower growth for companies in the UK, EU and globally, which could have an adverse effect on the value of an Account’s investments. An Account may make investments in the UK (during the transition period and afterwards), other EU members and in non-EU countries that are directly or indirectly affected by the exit of the UK from the EU. Any or all of these challenges may affect the value of an Account’s investments economically tied to the UK or EU and may have an adverse effect on the Account’s performance. Additionally, the willingness or ability of financial and other counterparties to enter into transactions may be affected by the UK’s withdrawal.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russian-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia’s natural resources, Russian support for separatist groups of pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures. In February 2022, Russia launched a large-scale invasion of Ukraine. While the extent and duration of the military action, resulting sanctions, and resulting market disruptions, including declines in Russia’s stock market and the value of the ruble against the U.S. dollar, in the region are impossible to predict, Russia’s military actions have caused severe damage to Ukraine’s infrastructure, substantially disrupted its economy, and led to a significant humanitarian crisis. As a result, the value and liquidity of securities issued by Ukrainian

32     Statement of Additional Information  ■  College Retirement Equities Fund

companies has been adversely affected. In response to the events involving Ukraine and Russia, the United States and other countries have imposed economic sanctions on certain Russian individuals and financial institutions. Eastern European markets will be significantly affected by the fiscal and monetary controls of the EMU. Changes in regulations on trade, decreasing imports or exports, changes in the exchange rate of the euro and recessions among European countries may have a significant adverse effect on the economies of other European countries including those of Eastern Europe.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the Russian invasion of Ukraine and economic hardship across Africa and the developing world. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Investment in Saudi Arabia. The Saudi Arabian government exerts substantial influence over many aspects of the private sector. While the political situation in Saudi Arabia is generally stable, future political instability or instability in the larger Middle East region could adversely impact the economy of Saudi Arabia, particularly with respect to foreign investments. Certain issuers located in Saudi Arabia may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. Investments in Saudi Arabia are also subject to the risk of expropriation or nationalization of assets or the risk of restrictions on foreign investments and repatriation of capital.

Saudi Arabian issuers may be impacted by the significant ties in the Saudi Arabian economy to petroleum exports. As a result, changes within the petroleum industry could have a significant impact on the overall health of the Saudi Arabian economy. Additionally, the Saudi Arabian economy relies heavily on foreign labor, and changes in the availability of this labor supply could have an adverse effect on the economy.

The ability of foreign investors to invest in Saudi Arabian issuers is relatively new and untested, and such ability may be revoked or restricted by the government of Saudi Arabia in the future, which may materially affect an Account. An Account may be unable to obtain or maintain the required licenses, which would affect the Account’s ability to buy and sell securities at full value. Additionally, an Account’s ownership of any single issuer listed on the Saudi Arabian Stock Exchange may be limited by the Saudi Arabia Capital Market Authority (“CMA”). The securities markets in Saudi Arabia may not be as developed as those in other countries. As a result, securities markets in Saudi Arabia are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Major disruptions or regulatory changes may occur in the Saudi Arabian market, which could negatively impact an Account.

An Account’s ability to invest in Saudi Arabian securities depends on the ability of TCIM and/or the Account to maintain its respective status as a Foreign Portfolio Manager and/or a Qualified Foreign Investor (“QFI”), as applicable, with the CMA and, if applicable, an Account as a client of a QFI who has been approved by the CMA (“QFI Client”). QFI regulations and local market infrastructure are relatively new and have not been tested and the CMA may discontinue the QFI regime at any time. Any change in the QFI system generally, including the possibility of TCIM or an Account losing its Foreign Portfolio Manager, QFI and/or QFI Client status, as applicable, may adversely affect the Account.

Investment in Russia. Russia has experienced political, social and economic turbulence as a result of decades of Communist rule. In addition, there is a heightened risk of political corruption and weak and variable government oversight. To date, many of the country’s economic reform initiatives have not yet been implemented or successful. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with drastically different political and economic policies that would be detrimental to the interests of foreign investors.

Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the less developed state of Russia’s banking system and its settlement, clearing and securities registration processes as compared to more developed markets. With the implementation of the National Settlement Depository in Russia (“NSD”) as a recognized central securities depository, title to Russian equities is now based on the records of the NSD and not the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. To the extent that an Account suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Account to enforce its rights or otherwise remedy the loss.

There is little long-term historical data on the Russian securities market because it is relatively new, and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to companies operating in Russia, there is little solid corporate information available to investors. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

College Retirement Equities Fund  ■  Statement of Additional Information     33

Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

The United States and the regulatory bodies of certain other countries, as well as the EU, have imposed economic sanctions, which can consist of, among other things, prohibiting certain securities trades, certain private transactions in the energy sector, asset freezes and prohibition of all business against certain Russian individuals and Russian corporate entities. The United States enacted a law that codified and expanded existing sanctions against Russia and also authorized new sanctions in response to recent military actions. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payment systems that facilitate cross-border payments, could limit or prevent an Account from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact an Account’s liquidity and performance. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies, or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which an Account invests. The Russian military action, as well as the resulting sanctions and negative consumer and investor sentiment, could have a severe negative and long-term impact on Russia’s economy. The scope and magnitude of the sanctions and negative sentiment could make it difficult for Russia’s economy to recover even if the sanctions were to be lifted.

The EU could also broaden, strengthen and/or otherwise change existing sanctions. These sanctions, or even the threat of further sanctions, could impair an Account’s ability to invest in securities it views as attractive investment opportunities or to sell securities or other financial instruments as needed to meet participant redemptions. Such sanctions may result in the decline of the value and liquidity profile of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions, as well as other political actions, could also result in Russia taking countermeasures or retaliatory actions which may further impair the value and liquidity of Russian securities or depositary receipts tied to Russian securities. Such retaliatory measures include prohibiting individuals and companies from sanctioned countries from obtaining loans, transferring securities, and engaging in certain foreign currency transactions. Additional retaliatory sanctions may be imposed in the future. The impact that sanctions and countermeasures have are highly uncertain at this time. These and any related events could have a significant impact on Account performance and the value of Account investments.

Investment in Latin America. The history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is becoming well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The 2008–2009 worldwide economic downturn and the effects of the COVID-19 pandemic weakened demand for commodities and oil, which have led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery and have entered into regional trade agreements.

For example, USMCA has facilitated economic and financial integration among the United States, Canada and Mexico. However, any disruption and uncertainty regarding USMCA may have a significant and adverse impact on Mexico’s outlook and the value of an Account’s investments in securities economically tied to Mexico. More broadly, the prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties. Thus, there can be no assurance that any recent growth will be sustained and that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic.

34     Statement of Additional Information  ■  College Retirement Equities Fund

Most Latin American countries have experienced, at one time or another, and including for some, continue to experience severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. For example, recent political instability in Venezuela has resulted in social unrest and a massive disruption in the Venezuelan economy, including a deep recession and near hyperinflation. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans may also face significant economic difficulties if the Fed continues to raise interest rates, which could potentially jeopardize various countries’ ability to service debt obligations or to service such obligations in a timely manner. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained low relative to other advanced economies and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected in the past by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. In addition, China has become an important trading partner with Japan, and therefore, changes in China’s growth rates may significantly impact the Japanese economy. The animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China’s territorial ambition over Taiwan may negatively impact Japan’s relationship with China given Japan’s historical and economic interests in Taiwan. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued. Furthermore, Japan’s economic growth rate could be impacted by the Bank of Japan’s monetary policies, rising interest rates and global inflation, tax increases, budget deficits and volatility in the yen.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is susceptible to natural disasters such as earthquakes and tsunamis, and an Account’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions. There are special risks associated with investments in Japan, including foreign trade policy, regional economic disruption, government debt, aging and shrinking of the population, an uncertain financial sector, economic, political or social instability, low domestic consumption and certain corporate structural weaknesses.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, regional conflicts and government corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the

College Retirement Equities Fund  ■  Statement of Additional Information     35

region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

Unlike in the United States, the currencies of certain Asian countries are not determined by the market but are instead managed at artificial levels to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Accounts to engage in foreign currency transactions designed to protect the value of the Accounts’ interests in securities denominated in such currencies.

Asian countries have historically been prone to natural disasters, such as droughts, floods and tsunamis, and the region’s economies may be affected by such environmental events in the future. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on an Account’s investments in the region. An Account’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

By investing in securities or instruments that are economically tied to the People’s Republic of China (“PRC”) excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure or other developing market Asian countries, an Account is subject to certain risks in addition to those generally applicable to investment in foreign and emerging markets. In many Asian securities markets, including but not limited to the PRC qualified foreign institutional investors program (“FII” program, including the qualified foreign institutional investor (“QFII”) program based on recent PRC regulatory developments), there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Special risks associated with investments in the PRC include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of PRC, Hong Kong and Taiwan. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. A number of Asian companies are also highly dependent on foreign loans for their operation, which could impose strict repayment term schedules and require significant economic and financial restructuring. In addition, there is a lack of clarity in the laws and regulations in certain Asian countries compared to more developed international markets, and there could potentially be a lack of consistency in interpreting and applying the relevant regulations. These factors may severely restrict an Account’s ability to pursue its investment objective or strategies, may result in fewer investment opportunities for an Account and may have an adverse impact on the investment performance of an Account.

Investment in securities or instruments that are economically tied to the PRC is also subject to the risk of political instability in the PRC. Including those risks associated with investing in emerging markets, an Account’s investment in or exposure to the PRC is also subject to risks associated with, among other things, (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the FII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; and (m) the fact that Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread. In addition, certain securities are, or may in the future become, restricted and an Account may be forced to sell such restricted security and incur a loss as a result. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to an Account’s investment in either the PRC or Taiwan. Moreover, as demonstrated by recent protests in Hong Kong over political, economic, and legal freedoms, and the PRC government’s response to them, political uncertainty exists within Hong Kong and there is no guarantee that additional protests will not arise in the future. Hostilities between the PRC and Hong Kong may present a risk to an Account’s investment in the PRC or Hong Kong.

There also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, which is a market access program through which PRC investments are made available, or through investments in companies listed on exchanges outside of the PRC that provide exposure to companies that are based or operated in the PRC, there are certain regulatory restrictions imposed, particularly on (without limitation) investment scope, repatriation of accounts, foreign shareholding limit and account structure. Although the relevant regulations have recently been revised to relax regulatory restrictions on the onshore capital management by FIIs (including but not limited to removing the investment quota limit and simplifying routine repatriation of investment proceeds), it is a new development and is therefore subject to uncertainties as to

36     Statement of Additional Information  ■  College Retirement Equities Fund

whether and how it will be implemented in practice, especially at this early stage. On the other hand, the recently amended FII regulations are also enhancing ongoing supervision on FIIs in terms of information disclosure among other aspects. In particular, FIIs are required to procure their underlying clients (such as any Account investing in PRC securities via the FII program) to comply with PRC disclosure of interests rules and make the required disclosure on behalf of such underlying investors. As a result of PRC regulatory requirements, an Account may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC, including at an inopportune time. Under certain instances, such involuntary liquidations may result in losses for an Account. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of an Account’s investments.

The PRC has historically been prone to natural or human disasters such as droughts, floods, pandemics, epidemics, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. An Account’s investment in the PRC is, therefore, subject to the risk of such events.

Investments in the PRC may subject an Account’s investments to a number of PRC tax rules, and the application of many of those rules may be uncertain. Moreover, the PRC has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable PRC tax law could reduce the after-tax profits of the Accounts, directly or indirectly, including by reducing the after-tax profits of companies in the PRC in which an Account invests. PRC taxes that may apply to an Account’s investments include income tax or withholding tax on dividends, interest or gains earned by the Account, business tax and stamp duty. Uncertainties in the PRC tax rules could result in unexpected tax liabilities for the Accounts. In addition, because the Public Company Accounting Oversight Board (“PCAOB”) is generally restricted from inspecting the audit work and practices of registered accountants in the PRC, there is the risk that material accounting and financial information about PRC issuers may be unavailable or unreliable. The PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the PRC to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of the PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent an Account invests in the securities of a company whose securities become subject to a trading prohibition, the Account’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a variable interest entity (“VIE”) structure, also could face delisting or other ramifications for failure to meet the requirements of the listing exchange, the SEC, the PCAOB or other United States regulators, which could adversely affect the liquidity or value of the securities and have negative implications for U.S. investors and result in significant investment losses.

Variable Interest Entities. An Account may invest in companies based or operated in the PRC by investing through legal structures known as VIEs. Certain PRC companies have used VIEs in order to facilitate foreign investment without distributing ownership of the PRC-based companies primarily due to the PRC governmental restrictions on non-PRC ownership of companies in certain industries and sectors. In such cases, the PRC-based operating company typically establishes an offshore company in another jurisdiction, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements, and other exclusive services or business cooperation agreements) with the PRC-based operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the PRC-based operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-PRC investors such as an Account. This arrangement allows non-PRC investors to hold stock in the offshore company, rather than the PRC-based operating company, to obtain economic exposure without direct equity ownership.

VIE structures are longstanding and well known to officials and regulators in the PRC. However, VIEs are not formally recognized under PRC law. Intervention by the PRC government with respect to VIEs could significantly affect the PRC operating company’s performance and the enforceability of the VIE’s contractual arrangements with the PRC company. There is a risk that the PRC may cease to allow VIEs at any time or impose new restrictions on the structure, such as penalties, revocation of business and operating licenses or forfeiture of ownership interests. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through direct equity ownership. For example, the non-PRC offshore company’s contractual arrangement may be less effective than direct equity ownership, and the company may incur substantial costs to enforce the terms of the arrangements. If the parties to the contractual arrangements do not meet their obligations as intended or there are effects on the enforceability of these arrangements from changes in PRC law or practice, a breach of the contractual arrangement between the listed company and VIE, or if any physical instruments are used without authorization (such as PRC chops and seals), the listed company may lose control over the PRC-based operating company, and investments in the listed company’s

College Retirement Equities Fund  ■  Statement of Additional Information     37

securities may suffer significant economic losses. Also, the terms of such arrangements may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the non-PRC offshore company and its investors and potentially resulting in significant economic losses with little or no recourse available. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Any of the foregoing risks and events could negatively impact an Account’s performance and AUV.

China A-Shares and China Stock Connect Risk. The following risks are in addition to the risks described under “Investment in Asia Other Than Japan” and “Emerging Markets.” Certain Accounts may invest in eligible renminbi (“RMB”)-denominated shares of mainland China-based companies that trade on Chinese stock markets such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (referred to as “China A-Shares”) through the Shanghai and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect allows non-Chinese investors (such as the Accounts) to purchase certain PRC-listed equities via brokers in Hong Kong. There are significant risks and limitations inherent in investing in China A-Shares through Stock Connect. For example, an Account’s investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. Further, the list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, an Account invested in such China A-Shares issue traded through Stock Connect may only sell, not buy, the China A-Shares issue, which may adversely affect the Account’s investment strategy.

Stock Connect is not subject to individual investment quotas but market-wide daily and aggregate investment quotas apply to all Stock Connect participants. Once a daily quota limit is reached, orders to purchase additional China A-Shares of such issuance through Stock Connect will be rejected. Once such daily quotas are used up, acceptance of the corresponding buy orders will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. Such quotas, which are subject to change from time to time, may restrict or preclude an Account from investing in China A-Shares on a timely basis, which could affect the Account’s ability to effectively pursue its investment strategy. Further, an investor cannot purchase and sell the same security on the same trading day, which may restrict an Account’s ability to invest in China A-Shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. In addition, because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect may fluctuate at times when an Account is unable to add to or exit its position, which could adversely affect the Account’s investment performance. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect (or to permit such issues to suspend trading) in response to certain market conditions. Stock Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect regulations provide that investors enjoy the rights and benefits of Shanghai Stock Exchange equities purchased through Stock Connect, but the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (“HKSCC”), as nominee for investors. An Account’s ownership of China A-Shares will be reflected on the custodian’s records but the Account itself will have only beneficial rights in such China A-Shares, and the mechanisms that beneficial owners may use to enforce their rights are untested. For instance, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. An Account may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, an Account will not be able to vote in participants’ meetings except through HKSCC and will not be able to attend participants’ meetings. Taken together with Stock Connect’s omnibus clearing structure, this structure may limit TCIM’s ability to effectively manage an Account and may expose the Account to the credit risk of its custodian or to greater risk of expropriation. While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply.

Additionally, China generally has less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information relating to Chinese issuers. China A-Shares traded via Stock Connect are subject to risks associated with the legal and technical framework of Stock Connect. The trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. If relevant Stock Connect systems fail to function properly, trading in China A-Shares on Stock Connect could be disrupted. Further, in the event of high trading volume or unexpected market conditions, Stock Connect may be available on a limited basis.

China Bond Connect Risk. There are risks associated with an Account’s investment in Chinese government bonds and other PRC-based debt instruments traded on the China Interbank Bond Market (“CIBM”) through the Bond Connect program. Bond Connect refers to the arrangement between Hong Kong and the PRC that enables Hong Kong and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Such trading is subject to a number of restrictions that may affect an Account’s investments and

38     Statement of Additional Information  ■  College Retirement Equities Fund

returns. For example, investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to an Account. Furthermore, securities purchased through Bond Connect will be held on behalf of ultimate investors (such as an Account) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with either the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), each a PRC-based custodian. An Account’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects an Account to various risks, such as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian, or the risk that the Account may have a limited ability to enforce rights as a bondholder. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, an Account may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, an Account’s investments in securities through Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. An Account will not benefit from access to Hong Kong investor compensation accounts, which are designed to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when an Account is unable to add to or exit its position and, therefore, may limit the Account’s ability to trade when it would be otherwise attractive to do so.

The Bond Connect program is relatively new and may be subject to further interpretation, guidance and regulatory change. The trading, settlement and IT systems required for non-Chinese investors in Bond Connect are also relatively new and are continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. An Account’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have an adverse effect on an Account’s performance.

Potential lack of liquidity due to low trading volume of certain Account investments in securities through Bond Connect may result in prices of certain fixed-income securities traded on such market fluctuating significantly, which may expose an Account to liquidity risks. The bid and offer spreads of the prices of securities through Bond Connect may be large, and the Accounts may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.

Depositary Receipts. Certain Accounts can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Account acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Account would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Account will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Other investment techniques and opportunities

CREF has been an industry leader in devising investment strategies for retirement investing, including developing sophisticated research methods and dividing a portfolio into segments, some designed to track the U.S. markets as a whole and others that are actively managed and selected for their investment potential.

College Retirement Equities Fund  ■  Statement of Additional Information     39

TCIM may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing an Account’s overall return, irrespective of how these actions may affect the weight of the particular securities in the Account’s portfolio.

Each of the Accounts may invest up to 15% of its total assets in repurchase agreements of more than seven days and other illiquid securities that may not be readily marketable except for the Stock Account and Money Market Account, each of which has a 10% limit on such investments. Investment in illiquid securities poses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Account to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Special Risks Related to Cybersecurity. With the increased use of technologies such as the internet to conduct business, the Accounts and their service providers (including, but not limited to, the Accounts’ custodian, transfer agent and financial intermediaries) are susceptible to cybersecurity risks. In general, cybersecurity attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through hacking or other means to digital systems, networks, or devices that are used to service the Accounts’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cybersecurity attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on an Account or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on CREF’s or an Account’s systems.

Cybersecurity failures by TCIM or its affiliated investment advisers, other service providers, or the issuers of the portfolio securities in which an Account invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, including a reduction in AUV, interference with the Accounts’ ability to calculate their AUVs, barriers to trading, Account participants’ inability to transact business with an Account, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Accounts and their service providers may also maintain sensitive information (including relating to personally identifiable information of investors) and a cybersecurity breach may cause such information to be lost, improperly accessed, used or disclosed. The Accounts may incur additional, incremental costs to prevent and mitigate the risks of cybersecurity attacks or incidents in the future. The Accounts and their participants could be negatively impacted by such attacks or incidents. Although TCIM and its affiliated investment advisers have established business continuity plans and risk-based processes and controls to address such cybersecurity risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cybersecurity attack tactics. As a result, it is possible that the Accounts, TCIM or its affiliated investment advisers or an Account’s service providers will not be able to adequately identify or prepare for all cybersecurity attacks. In addition, the Accounts cannot directly control the cybersecurity plans or systems implemented by its service providers or issuers in which they invest.

Portfolio turnover

The transactions an Account engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover for each Account (except for the Money Market Account) is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Account’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Account and ultimately by the Account’s participants. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time if investment judgment or Account operations make a sale advisable. The Accounts have no fixed policy with respect to portfolio turnover.

For the year ended December 31, 2022, the portfolio turnover rate of one Account significantly changed from the portfolio turnover rate in 2021.

The Social Choice Account’s portfolio turnover decreased to 88% for the twelve-month period ended December 31, 2022 as compared to 118% for the twelve-month period ended December 31, 2021. The decrease in portfolio turnover was attributable to several factors, including decreased trading activity in order to rebalance the Account’s holdings back to their target allocations and a reduction in mortgage dollar roll activity.

No portfolio turnover rate is calculated for the Money Market Account due to the short maturities of the instruments purchased.

Because a higher portfolio turnover rate will increase brokerage costs to the Accounts, each Account will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

40     Statement of Additional Information  ■  College Retirement Equities Fund

Valuation of assets

Rule 2a-5 (“Rule 2a-5”) under the 1940 Act provides that a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that an account can access on the measurement date, provided that a quotation will not be deemed to be readily available if it is not reliable. Securities for which market quotations are not readily available must be valued at fair value as determined in good faith by the Board of Trustees. The Board of Trustees has designated TCIM as the valuation designee pursuant to Rule 2a-5 to perform fair value determinations for the Accounts. TCIM, as the valuation designee, is responsible for periodically assessing any material risks associated with the determination of the fair value of an Account’s investments; establishing and applying fair value methodologies; testing the appropriateness of fair value methodologies; and overseeing and evaluating third-party pricing services. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Accordingly, there can be no assurance that the determination of a security’s fair value in accordance with an Account’s valuation procedures will in fact approximate the price at which an Account could sell that security at that time. The assets of the Accounts are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Account investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (generally 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange (“NYSE”), NYSE Arca Equities or NYSE American (collectively, the “NYSE Exchanges”) (normally 4:00 p.m. Eastern Time or such earlier time that is the latest close of a regular (or core) trading session of any of the NYSE Exchanges), if a last sale price is available, or otherwise at the mean of the closing bid and ask prices. Such an equity security may also be valued at fair value by TCIM as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time the Account’s AUV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Account for purposes of calculating the AUV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when the Account’s AUV is calculated, such investments will be valued at fair value by TCIM as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Account uses a fair value pricing service approved by TCIM, the valuation designee. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE Exchanges. Fair value pricing is subjective in nature and the use of fair value pricing by the Account may cause the AUV of the Account’s units to differ significantly from the AUV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Generally, debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type), although certain debt securities, such as municipal securities, broadly syndicated loans and collateralized loan obligations, are valued based on the most recent mid price, which is generally the average of the most recent bid and ask prices. These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Account), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value by TCIM as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

College Retirement Equities Fund  ■  Statement of Additional Information     41

Special valuation procedures for the Money Market Account

The Money Market Account’s portfolio securities are valued on an amortized cost basis. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase and thereafter a constant proportionate amortization in value until maturity of the discount or premium is assumed. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Account would receive if it sold the security.

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Account’s investment objective, to stabilize the AUV for purposes of sales and redemptions. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the AUV calculated by using available market quotations deviates by more than ¼ of one percent from the amortized cost price. In the event such deviation should exceed ¼ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from the amortized cost price per unit may result in material dilution or other unfair results to new or existing participants, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Account; (3) withholding or reducing dividends; or (4) utilizing an AUV determined from available market values. Even if these steps were taken, the Money Market Account’s AUV might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by an Account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the Account’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the Account writes a call option, the amount of the premium is included in the Account’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Account enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the Account’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined by TCIM in good faith using procedures approved by the Board of Trustees (except for the Money Market Account, which uses amortized cost). For more information about the Accounts’ fair value pricing procedures, see “How we value assets” in the Prospectus.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Account’s portfolio holdings to third parties, other than disclosures of Accounts’ portfolio holdings that are consistent with the best interests of Account participants. Account portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Account’s market value. As a general rule, except as described below, the Accounts and TCIM will not disclose each Account’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Accounts and TCIM may disclose Account portfolio holdings to all third parties who request it after that period.

42     Statement of Additional Information  ■  College Retirement Equities Fund

With respect to the Money Market Account, in compliance with SEC regulations, the Account posts on its website (www.tiaa.org) the Account’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Account’s website for at least six calendar months.

CREF and TCIM may disclose each Account’s portfolio holdings to third parties outside the time restrictions described above as follows:

● The ten largest portfolio holdings of any Account may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative contributors to Account performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

● Account portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of CREF’s Chief Compliance Officer (“CCO”), a Director in Funds Compliance, or an individual employed by TCIM holding the title of Vice President and Associate General Counsel or above.

● Account portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and TCIM that includes provisions restricting trading on the information provided.

● Account portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Accounts’ portfolio holdings information to that third party is:

● approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Nuveen Equities and Fixed Income, a Managing Director who is a direct report to a Chief Investment Officer, or above;

● approved by an individual holding the title of Managing Director and Associate General Counsel or above;

● reported to the Account’s and TCIM’s CCO; and

● subject to a written confidentiality agreement between the recipient and TCIM under which the third party agrees not to trade on the information provided.

● As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Account invests.

On an annual basis, compliance with these portfolio holdings disclosure procedures will be reviewed as part of the CCOs’ annual compliance reviews with the Board and of TCIM, and the Board will receive a current copy of the procedures for its review and approval.

Currently, the Accounts have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Accounts’ portfolio holdings disclosure policy, their portfolio holdings to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; Donnelley Financial Solutions; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; EquiLend Holdings LLC; FactSet Research Systems Inc.; Sherpa Funds Technology Pte Ltd; and the lenders under the Accounts’ credit facility (Deutsche Bank AG, New York Branch; JPMorgan Chase Bank, N.A.; Citibank, N.A.; State Street Bank and Trust Company; Bank of America, N.A.; Barclays Bank PLC; Credit Suisse AG, New York Branch; Goldman Sachs Bank USA; Morgan Stanley Bank, N.A.; HSBC Bank USA, N.A.; The Bank of New York Mellon; U.S. Bank National Association; Bank of Montreal, Chicago Branch; and Wells Fargo Bank, N.A.). The Accounts’ portfolio holdings are also disclosed on TIAA’s corporate website at www.tiaa.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Accounts, TCIM or their affiliates as part of these arrangements to disclose portfolio holdings of the Accounts.

In addition, occasionally CREF and TCIM disclose to certain broker-dealers each Account’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Accounts’ portfolio management and trading strategies. These disclosures are done in accordance with the Accounts’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Accounts’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Accounts or counsel to the Accounts’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Accounts’ operations. Also, State Street Bank and Trust Company, as the Accounts’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safekeep the Accounts’ assets. Disclosure may also be made to other affiliates and service providers of the Accounts or TCIM, including distributors, pricing vendors, financial printers and proxy voting agents, to the extent such disclosure is necessary for them to fulfill their obligations to the Accounts.

College Retirement Equities Fund  ■  Statement of Additional Information     43

The entities to which the Accounts voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Accounts, to maintain the confidentiality of the information disclosed. There can be no assurance that the Accounts’ policies and procedures regarding selective disclosure of the Accounts’ holdings will protect the Accounts from potential misuse of that information by individuals or entities to which it is disclosed.

The Accounts send summaries of their portfolio holdings to participants semiannually as part of the Accounts’ annual and semiannual reports. Complete portfolio holdings are also filed with the SEC through Form N-CSR and Form N-PORT. Portfolio holdings information filed on Form N-CSR and on Form N-PORT (for the last month of each fiscal quarter) is available on and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter. With respect to the Money Market Account, complete portfolio holdings are filed with the SEC on a monthly basis through Form N-MFP and are made publicly available on the SEC’s website approximately five business days after the end of each month. In addition, the Money Market Account posts on its website, no later than the fifth business day of the month, a schedule of its portfolio investments as of the last business day of the previous month. You can request more frequent portfolio holdings information, subject to the Accounts’ policy as stated above, by writing to CREF at P.O. Box 4674, New York, NY 10164.

In addition, TCIM has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits TCIM and/or TIAA-CREF Individual & Institutional Services LLC (“Services”) to provide oral or written information about the Accounts, including, but not limited to, how each Account’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Account performance including the attribution of each Account’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of each Account or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on each Account’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Account, persons considering investing in the Account, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While TCIM and/or Services will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact CREF for information about obtaining Portfolio Data. TCIM and/or Services may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if TCIM and/or Services believes the release of such Portfolio Data may be harmful to the Account.

Advisors, an affiliate of TCIM, serves as investment adviser to various other funds and accounts that may have investment objectives, strategies and portfolio holdings that are substantially similar to or overlap with those of the Accounts, and in some cases, these funds may publicly disclose portfolio holdings on a more frequent basis than is required for the Accounts. As a result, it is possible that other market participants may use such information for their own benefit, which could negatively impact the Accounts’ execution of purchase and sale transactions.

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to TCIM and the officers of CREF (see below).

Board leadership structure and related matters

The Board is composed of eleven trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Accounts as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled meetings each year and may hold special meetings, as needed, to address matters arising between regular

44     Statement of Additional Information  ■  College Retirement Equities Fund

meetings. During a portion of each regularly scheduled meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) non-standing committees (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee). The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes (i) its committees, (ii) having an independent Trustee in the position of Chairman of the Board and of each committee, and (iii) having independent counsel to the independent Trustees, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which includes the 8 Accounts within CREF, the 68 funds within TCF, the 11 series of TCLF and the single portfolio within VA-1. All of the persons that serve on the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1 also serve on, and the same person serves as Chairman of, the Board.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting participant interests; and willingness and ability to commit the time necessary to perform the duties of Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex. The Board seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the “Disinterested Trustees” table included herein. The table includes, for each Trustee, positions held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each Trustee and certain directorships and certain other positions held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of non-standing committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for CREF and the Accounts. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, market risk, credit risk, derivatives risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cybersecurity risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain (but not all) of these and other risks to CREF and the Accounts. In addition, under the general oversight of the Board, TCIM, the investment adviser and administrator for each Account as well as the administrator of the Accounts’ Liquidity Risk Program, and other service providers to the Accounts have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts. Different processes, procedures and controls are employed with respect to different types of risks.

The Board, with advice of counsel to the independent Trustees, also oversees risk management for CREF and the Accounts through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of CREF and other persons, including from the Chief Risk Officer or other senior risk management personnel for TCIM and its affiliates. Senior officers of CREF, senior officers of TCIM and its affiliates, and the Accounts’ CCO regularly report to the Board and/or one or more of the Board’s committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from TCIM with respect to the

College Retirement Equities Fund  ■  Statement of Additional Information     45

investments and securities trading of the Accounts. At least annually, the Board receives a report from the Accounts’ CCO regarding the effectiveness of the Accounts’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with TCIM and CREF’s distribution plan under Rule 12b-1 under the 1940 Act. In addition, on an annual basis, TCIM, in its capacity as Liquidity Risk Program administrator pursuant to applicable SEC regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of the Accounts’ Liquidity Risk Program. The Board provides oversight of the Accounts’ use of derivatives in accordance with Rule 18f-4 under the 1940 Act. As required by Rule 18f-4, with respect to each of the Accounts that is either not classified as a “limited derivatives user fund” (as defined in Rule 18f-4) or a Money Market Account (each a “Full Compliance Fund”), the Trust has implemented a Derivatives Risk Management Program, which is reasonably designed to manage the Full Compliance Funds’ derivatives risks and to reasonably segregate the functions associated with the Program from the portfolio management of such Funds. The Board approved the designation of one or more Derivatives Risk Managers (each, a “DRM”), which are responsible for administering the Derivatives Risk Management Program for the Full Compliance Funds. To facilitate the Board’s oversight, the Board reviews, no less frequently than annually, a written report on the effectiveness of the Derivatives Risk Management Program and also more frequent reports regarding certain derivatives risk matters. With respect to each Account that is classified as a limited derivatives user fund (each a “LDU Fund”), the Board oversees the Account’s derivatives risks through, among other things, receiving written reports by a DRM regarding any LDU Fund’s exceedance of the derivatives exposure threshold set forth in Rule 18f-4. Additionally, as required by Rule 18f-4, the Trust has implemented written policies and procedures reasonably designed to manage the LDU Funds’ derivatives risks.

Officers of CREF and officers of TIAA and its affiliates also report to the Audit and Compliance Committee on CREF’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Accounts’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from CREF officers and from account management personnel regarding valuation and certain other operational matters. In addition to regular reports, presentations and other information from TCIM and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding certain other service providers to CREF, either directly or through CREF’s officers, TCIM personnel or other management personnel, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from TCIM with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the Accounts’ portfolio companies, ESG criteria used by the Social Choice Account and other portfolio management aspects of the Accounts.

The CREF Oversight Committee routinely monitors various aspects of the CREF product, including its annuity features and expense allocation processes and methodologies. In addition, the CREF Oversight Committee oversees matters related to CREF’s structure, operations and marketing.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the standing committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

46     Statement of Additional Information  ■  College Retirement Equities Fund

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2006.	Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	88	Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Trustee since 2018.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Mr. Boateng has particular experience in investments, pensions, and public finance.	88

Board Member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee Member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Joseph A. Carrier c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Trustee	Four-year term. Trustee since 2023.	Senior Vice President, Enterprise Risk Management, Franklin Resources, Inc. (2020–2022). Senior Managing Director, Chief Risk Officer and Chief Audit Executive, Legg Mason, Inc. (2008–2020). Mr. Carrier has particular experience in investment management, risk management, and ﬁnance.	88	Director, Franklin Templeton Irish Funds; Board Member, Cal Ripken, Sr. Foundation; Advisory Board Member, Loyola University Maryland, Sellinger School of Business and Management.

Janice C. Eberly c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Prof. Eberly has particular experience in education, finance and public economic policy.	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director, Avant, LLC.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Four-year term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC. Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.

College Retirement Equities Fund  ■  Statement of Additional Information     47

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships and positions held by Trustee
Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	Special Adviser, White House Council of Economic Advisers (since 2023). James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	88	Director, Build Commonwealth (non-profit organization).

Nicole Thorne Jenkins c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Trustee	Four-year term. Trustee since 2023.	John A. Grifﬁn Dean of the McIntire School of Commerce at the University of Virginia (2020–present). Vice Dean (2016–2020), Von Allmen Chaired Professor of Accountancy (2017–2020), Associate Professor and EY Research Fellow (2012–2017), Gatton College of Business and Economics at the University of Kentucky. Dean Jenkins has particular experience in higher education, accounting, ﬁnance, and social impact. She is licensed as a certiﬁed public accountant in the State of Maryland.	88	Trustee and Chair of the Audit and Finance Committee, Strada Education Network.

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Four-year term. Trustee since 2011. Chairman for term ending June 30, 2023. Chairman since September 13, 2017.	Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards. He is designated as an audit committee financial expert.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director, ParentSquare.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Four-year term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research. Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Loren M. Starr c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1961	Trustee	Four-year term. Trustee since 2022.	Independent Consultant/Advisor (2021–Present). Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd. Mr. Starr has particular experience in finance, investment management of mutual funds, exchange-traded funds and other alternative investments, corporate strategy and development and regulatory change management.	88	None

48     Statement of Additional Information  ■  College Retirement Equities Fund

Officers

The table below includes certain information about the officers of CREF, including positions held with CREF, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Claire Borelli TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1960	Executive Vice President	One-year term. Executive Vice President since 2023.

Senior Executive Vice President, Chief People Officer of TIAA and Executive Vice President of the

TIAA-CREF Fund Complex. Formerly, Senior Vice President, Chief Diversity & Talent Officer, TIAA. Prior to joining TIAA, Ms. Borelli served as Chief Human Resources Officer for the Consumer Bank and Wealth Management sectors of JPMorgan Chase & Co.

Derek B. Dorn TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.

Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

John L. Douglas TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President and Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.

Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a partner at Davis Polk & Wardwell LLP.

W. Dave Dowrich TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

Jose Minaya TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.

Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.

Colbert Narcisse TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2022.

Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

David G. Nason TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.

Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

Micky Onvural TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1974	Executive Vice President	One-year term. Executive Vice President since 2022.

Senior Executive Vice President, Chief Marketing and Communications Officer of TIAA. Executive Vice President of CREF and TIAA Separate Account VA-1. Prior to joining TIAA, Ms. Onvural served as Chief Executive Officer for Bonobos.

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer since 2020, Principal Accounting Officer since 2020 and Treasurer since 2017.

Senior Managing Director, Head of Finance for Equities and Fixed Income, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; and Vice President and Controller of the Nuveen Funds. Formerly, Senior Managing Director, Head, Public Investment Finance, Nuveen, and Managing Director, Head, TC Fund Administration, Nuveen.

College Retirement Equities Fund  ■  Statement of Additional Information     49

Equity ownership of Trustees

The following chart includes information relating to equity securities that are beneficially owned by CREF trustees in CREF and in all registered investment companies in the same “family of investment companies” as CREF as of December 31, 2022. At that time, CREF’s family of investment companies included CREF, TCF, TCLF and VA-1 (the “TIAA-CREF Fund Complex”).

Name	Dollar range of equity securities in the registrant[1]	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies[1]

Forrest Berkley	Growth Account: Over $100,000	Over $100,000
Money Market Account: Over $100,000

Joseph A. Boateng	None	Over $100,000
1

Joseph A. Carrier	None	None

Janice C. Eberly	None	Over $100,000

Nancy A. Eckl	Global Equities Account: Over $100,000	Over $100,000
Growth Account: Over $100,000
Stock Account: Over $100,000

Michael A. Forrester	None	Over $100,000

Howell E. Jackson	Core Bond Account: $50,001–100,000	Over $100,000
Global Equities Account: $1–10,000
Growth Account: $1–10,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

Nicole Thorne Jenkins	None	None

Thomas J. Kenny	Global Equities Account: Over $100,000	Over $100,000

James M. Poterba	Equity Index Account: Over $100,000	Over $100,000
Global Equities Account: Over $100,000
Social Choice Account: Over $100,000
Stock Account: Over $100,000

Loren M. Starr	None	$10,001–50,000

1 Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

50     Statement of Additional Information  ■  College Retirement Equities Fund

Trustee and officer compensation

The following table shows the compensation received from CREF and the TIAA-CREF Fund Complex by each non-officer Trustee for the year ended December 31, 2022. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of CREF, TCF, TCLF and VA-1, each a registered investment company.

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$224,912	$52,888	$430,000
	Joseph A. Boateng	197,052	52,887	425,000
	Joseph A. Carrier[6]	—	—	—
	Janice C. Eberly[3]	209,912	52,887	430,000
	Nancy A. Eckl	263,951	52,887	495,000
	Michael A. Forrester[3]	209,142	52,887	450,000
	Howell E. Jackson[3]	267,421	52,887	472,500
	Nicole Thorne Jenkins[6]	—	—	—
	Thomas J. Kenny	267,197	52,887	563,750
	James M. Poterba[3]	248,951	52,888	480,000
	Maceo K. Sloan[4]	141,554	37,392	307,491
	Laura T. Starks[3,4]	2,659	740	5,487
	Loren M. Starr[5]	46,642	12,989	98,750

[1]

Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below, as well as amounts related to special, ad hoc working groups that are temporary in nature and not expected to be long-term, ongoing compensation.

[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2022, Mr. Berkley elected to defer $319,999, Prof. Eberly elected to defer $319,999, Mr. Forrester elected to defer $340,000, Prof. Jackson elected to defer $36,250, Prof. Poterba elected to defer $369,999 and Prof. Starks elected to defer $3,959 of total compensation from the TIAA-CREF Fund Complex.

[4]	Effective January 6, 2022, Prof. Starks no longer serves as a CREF Trustee. Effective September 13, 2022, Mr. Sloan no longer serves as a CREF Trustee.
[5]	Effective October 1, 2022, Mr. Starr was elected to serve as a CREF Trustee.
[6]	Effective January 1, 2023, Mr. Carrier and Dean Jenkins were elected to serve as CREF Trustees; Mr. Carrier and Dean Jenkins received no compensation for the fiscal year ended December 31, 2022.

Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of CREF, TCF and TCLF and as a member of the Management Committee of VA-1, and Trustee compensation expenses are allocated among each of the Accounts of CREF, the Funds of TCF and TCLF and the single portfolio of VA-1, as applicable. Effective January 1, 2023, Trustee compensation is based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the CREF Oversight Committee and Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $136,000; and an annual committee retainer of $20,000 for the CREF Oversight Committee and Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

Effective January 1, 2022 through December 31, 2022, Trustee compensation was based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $20,000 for the CREF Oversight Committee and Nominating and Governance Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $120,000; and an annual committee membership retainer of $20,000 for the CREF Oversight Committee and Nominating and Governance Committee and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee continue to not receive fees for service on those committees. The Trustees may also continue to receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. These working groups and ad hoc committees of the Board are temporary in nature; compensation associated with membership in such groups and committees is not expected to be long-term or ongoing. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $110,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. As currently structured, after the Trustee leaves this Board, benefits related to service on this Board will be paid in a lump sum or in annual installments over a

College Retirement Equities Fund  ■  Statement of Additional Information     51

period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

CREF has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, CREF’s Trustees shall cease to be members of the Board and resign their positions effective no later than the completion of the last scheduled in-person meeting of the Board while such persons are 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations and whose charters are available upon request:

(1) An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm. During the fiscal year ended December 31, 2022, the Audit and Compliance Committee held four meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Forrester, Dean Jenkins, Mr. Kenny and Mr. Starr. Mr. Kenny has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2) An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Accounts’ investment performance, process, strategies and policies, the voting of proxies of the portfolio companies of the Accounts, and reviewing ESG criteria used by certain Accounts. During the fiscal year ended December 31, 2022, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Boateng (chair), Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Dean Jenkins, Mr. Kenny, Prof. Poterba and Mr. Starr.

(3) A CREF Oversight Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for cost allocations to, and other unique aspects of, CREF matters related to CREF’s structure, operations and marketing, and coordination with the CREF Liaisons. (The “CREF Liaisons” are the personnel designated and assigned by management, in consultation with the Board, with responsibility for advocating on behalf of CREF with respect to ongoing expense allocation determinations.) During the fiscal year ended December 31, 2022, the CREF Oversight Committee held seven meetings. The current members of the CREF Oversight Committee are Prof. Jackson (chair), Mr. Berkley, Mr. Carrier, Prof. Eberly, Ms. Eckl, Dean Jenkins and Prof. Poterba.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for matters that arise between Board meetings. During the fiscal year ended December 31, 2022, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of CREF, including nominating certain Accounts officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to CREF’s governing documents. During the fiscal year ended December 31, 2022, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Mr. Kenny and Prof. Poterba.

(6) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for certain operational matters of the Accounts, including oversight of contracts with various third-party service providers, valuation, and certain other finance matters. During the fiscal year ended December 31, 2022, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Boateng, Mr. Carrier and Prof. Jackson.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”), which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by TCIM due to extraordinary circumstances. During the fiscal year ended December 31, 2022, the Special Valuation Committee held no meetings. At least three members of the Board shall be needed to constitute the Special

52     Statement of Additional Information  ■  College Retirement Equities Fund

Valuation Committee, and the chair shall be the member of the Special Valuation Committee who is the longest serving Trustee on the Board.

Participants can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of CREF. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa.org.

Proxy voting policies

CREF has adopted policies and procedures to govern its voting of proxies of portfolio companies. CREF seeks to use proxy voting as a tool to promote positive returns for long-term participants. CREF believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of participants.

As a general matter, the Board has delegated to TCIM responsibility for voting proxies of the portfolio companies in accordance with the Nuveen Proxy Voting Policies, attached as an Appendix to this SAI.

TCIM has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third-party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the Nuveen Proxy Voting Policies, these professionals then vote in a manner intended solely to advance the best interests of the participants. Occasionally, when a proposal relates to issues not addressed in the Nuveen Proxy Voting Policies, TCIM may seek guidance from the Board or a designated committee thereof.

CREF and TCIM believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Board or a designated committee thereof; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing CREF’s proxy voting (e.g., TCIM’s proxy voting professionals, a Trustee, or a senior executive of CREF, TCIM or TCIM’s affiliates) by TCIM’s legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the proxy voting (e.g., TCIM’s proxy voting professionals, a Trustee, or a senior executive of CREF, TCIM or TCIM’s affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the 12-month period ended June 30 can be obtained, free of charge, at www.tiaa.org, and on the SEC’s website at www.sec.gov.

Investment advisory and related services

Investment advisory services and related services for the Accounts are provided on an at-cost basis by personnel of TCIM. TCIM is a subsidiary of TIAA, CREF’s companion organization, and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”).

TIAA, an insurance company, holds all of the shares of Nuveen, LLC (“Nuveen”), the investment management arm of TIAA. Nuveen, in turn, holds all of the shares of TIAA-CREF Asset Management LLC, which holds all of the shares of TCIM. TIAA also holds all the shares of Services, CREF’s distributor. All of the foregoing are affiliates of CREF and TCIM.

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), Nuveen Asset Management, LLC (“Nuveen Asset Management”), Advisors and TCIM are each wholly owned subsidiaries of Nuveen. As a result of their common ownership by Nuveen and, ultimately, TIAA, Nuveen Fund Advisors, Nuveen Asset Management, Advisors and TCIM are considered affiliated persons under common control, and the registered investment companies managed by each are considered to be part of the same group of investment companies.

TCIM manages the investment and reinvestment of the assets of each Account, subject to the oversight of the Board. The advisory personnel of TCIM perform all research, make recommendations, and place orders for the purchase and sale of securities. TCIM also provides or arranges for the provision of all portfolio accounting, custodial and related services for the assets of each Account. Under TCIM’s Investment Management Services Agreement, the Accounts reimburse TCIM for its expenses in rendering services to the Accounts absent TCIM’s willful misfeasance, bad faith or gross negligence. TCIM shares employees and other resources with other affiliates of TIAA, and the expenses of these employees and resources are allocated under a process that is described to and reviewed by the Board.

The table below reflects the total dollar amount of expenses attributable to investment advisory services for each Account for the last three fiscal years:

College Retirement Equities Fund  ■  Statement of Additional Information     53

Account	December 31, 2022	December 31, 2021	December 31, 2020
Stock Account	$98,749,285	$113,685,629	$104,272,053
Global Equities Account	17,878,832	16,233,545	15,880,437
Growth Account	16,414,111	12,022,276	12,313,567
Equity Index Account	2,120,184	3,274,325	3,020,541
Core Bond Account	8,238,361	8,956,757	7,715,146
Inflation-Linked Bond Account	1,506,336	1,980,733	1,661,577
Social Choice Account	7,905,436	8,872,749	7,389,664
Money Market Account	2,635,728	3,332,683	2,940,038

Administrative services

Administrative services have been provided pursuant to an Administrative Services Agreement with TIAA. The Administrative Services Agreement covers all administrative services in relation with the operation of CREF and each Account and the administration of any annuity contracts or certificates issued by CREF for each class of CREF. The Administrative Services Agreement also covers certain recordkeeping-related administrative services with respect to Class R1, Class R2, Class R3 and Class R4. TIAA withheld (“waived”) a portion of the administrative expenses for Classes R1–R3 of the Money Market Account when a class’s yield was less than zero until December 31, 2021. TIAA may, for a period of three years after the date an amount was waived, recover from each class of the Money Market Account, including from Class R4 with respect to assets transferred from Classes R1–R3 that benefitted from the waiver, a portion of the amounts waived at such time as the class’s daily yield would be positive absent the effect of the waiver and, in such event, the amount of recovery, together with recovery of waived Rule 12b-1 distribution expenses, on any day will be approximately 25% of the class’s yield (net of all other expenses) on that day. Upon expiration of the waiver, the total returns of Classes R1–R3 of the Money Market Account are lower than they would have been had the waiver continued, and such returns could be negative if interest rates are low.

The table below reflects the total dollar amount of expenses attributable to administrative services for Class R1 of each Account for the last three fiscal years:

CLASS R1
Account	December 31, 2022	December 31, 2021	December 31, 2020
Stock Account	$35,958,998	$41,071,565	$39,907,593
Global Equities Account	9,811,900	10,979,661	10,269,315
Growth Account	14,065,440	17,584,833	16,504,340
Equity Index Account	10,900,894	11,769,540	11,047,185
Core Bond Account	4,941,853	5,660,172	6,914,295
Inflation-Linked Bond Account	3,405,602	3,122,012	3,302,745
Social Choice Account	6,779,935	6,942,925	7,038,115
Money Market Account	4,469,360	4,497,722	6,396,874

The table below reflects the total dollar amount of expenses attributable to administrative services for Class R2 of each Account for the last three fiscal years:

CLASS R2
Account	December 31, 2022	December 31, 2021	December 31, 2020
Stock Account	$53,011,865	$56,482,398	$59,338,300
Global Equities Account	12,002,064	12,431,674	12,249,354
Growth Account	15,252,463	17,734,684	18,066,302
Equity Index Account	11,240,189	11,379,355	11,702,814
Core Bond Account	6,273,287	6,792,921	9,038,721
Inflation-Linked Bond Account	3,479,854	3,206,549	3,901,956
Social Choice Account	9,652,676	9,095,780	9,686,761
Money Market Account	3,936,065	3,873,277	6,258,117

54     Statement of Additional Information  ■  College Retirement Equities Fund

The table below reflects the total dollar amount of expenses attributable to administrative services for Class R3 of each Account for the last three fiscal years:

CLASS R3
Account	December 31, 2022	December 31, 2021	December 31, 2020
Stock Account	$83,267,586	$82,280,688	$89,921,690
Global Equities Account	15,091,407	14,483,004	14,014,562
Growth Account	17,842,646	19,140,879	20,174,581
Equity Index Account	12,486,817	11,667,230	12,385,858
Core Bond Account	7,310,601	7,332,240	10,266,435
Inflation-Linked Bond Account	4,976,285	4,097,831	5,059,101
Social Choice Account	11,339,301	9,705,565	10,754,761
Money Market Account	5,243,981	4,813,685	8,431,548

The table below reflects the total dollar amount of expenses attributable to administrative services for Class R4 of each Account for the last three fiscal years:

CLASS R4
	Account	December 31, 2022	†	December 31, 2021	December 31, 2020
	Stock Account	$21,571		$—	$—

	Global Equities Account	11,298		—	—

	Growth Account	4,380		—	—

	Equity Index Account	545		—	—

	Core Bond Account	3,081		—	—

	Inflation-Linked Bond Account	1,665		—	—

	Social Choice Account	9,276		—	—

	Money Market Account	1,479		—	—

†

The aggregate amount of administrative services paid by Class R4 for the fiscal year 2022 is for the period September 16, 2022 to December 31, 2022. No fees were paid by Class R4 for the fiscal years ended December 31, 2021 and December 31, 2020.

Rule 12b-1 fees

The Board of Trustees of CREF has adopted a distribution plan with respect to Class R1, R2, R3 and R4 units held by participants (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Account compensates Services for certain services that Services provides in connection with the promotion, distribution and/or participant servicing of Class R1, R2, R3 and R4 units. An Account may pay Services under the Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of CREF’s variable annuity contracts as well as for participant servicing expenses. Payments by an Account under the Distribution Plan are calculated daily and paid monthly at the annual rate of (i) 0.065% of the average daily AUV of the Account for Class R1, (ii) 0.030% of the average daily AUV of the Account for Class R2, (iii) 0.020% of the average daily AUV of the Account for Class R3, and (iv) 0.005% of the average daily AUV of the Account for Class R4. CREF’s Distribution Plan expenses are charged on an at-cost basis, so they only pay for actual expenses Services incurs in distributing CREF’s units. CREF does not participate in any joint distribution activities with another investment company.

College Retirement Equities Fund  ■  Statement of Additional Information     55

For the fiscal year ended December 31, 2022 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R1 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R1
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2022
Stock Account	$1,929,547	$—	$—	$8,064,324	$3,107,961	$13,101,832
Global Equities Account	526,274	—	—	2,200,331	847,972	3,574,577
Growth Account	748,139	—	—	3,180,135	1,209,051	5,137,325
Equity Index Account	587,625	—	—	2,437,357	944,230	3,969,212
Core Bond Account	266,183	—	—	1,105,757	427,560	1,799,500
Inflation-Linked Bond Account	186,751	—	—	752,237	297,664	1,236,652
Social Choice Account	369,835	—	—	1,503,250	591,437	2,464,522
Money Market Account	246,861	—	—	981,976	392,794	1,621,631

For the fiscal year ended December 31, 2022 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R2 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R2
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2022
Stock Account	$1,538,347	$—	$—	$11,252,727	$3,768,831	$16,559,905
Global Equities Account	348,674	—	—	2,547,126	853,806	3,749,606
Growth Account	437,563	—	—	3,237,357	1,076,181	4,751,101
Equity Index Account	327,570	—	—	2,382,774	800,763	3,511,107
Core Bond Account	182,762	—	—	1,331,153	447,005	1,960,920
Inflation-Linked Bond Account	102,202	—	—	738,987	249,406	1,090,595
Social Choice Account	284,020	—	—	2,043,565	691,591	3,019,176
Money Market Account	117,196	—	—	832,199	284,060	1,233,455

For the fiscal year ended December 31, 2022 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R3 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R3
Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2022
Stock Account	$2,435,899	$—	$—	$16,134,367	$6,251,971	$24,822,237
Global Equities Account	439,878	—	—	2,924,713	1,130,433	4,495,024
Growth Account	512,798	—	—	3,461,499	1,321,639	5,295,936
Equity Index Account	367,676	—	—	2,418,103	941,707	3,727,486
Core Bond Account	214,972	—	—	1,418,970	550,797	2,184,739
Inflation-Linked Bond Account	149,283	—	—	966,029	380,544	1,495,856
Social Choice Account	341,266	—	—	2,190,161	868,784	3,400,211
Money Market Account	161,642	—	—	1,009,055	408,762	1,579,459

56     Statement of Additional Information  ■  College Retirement Equities Fund

For the fiscal year ended December 31, 2022 for the following Accounts, the table below reflects the net amount of 12b-1 fees paid by Class R4 units of such Accounts in existence during the period under the Distribution Plan:

CLASS R4*
	Account	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended December 31, 2022
	Stock Account	$941	$—	$—	$3,237	$1,110	$5,288
	Global Equities Account	491	—	—	1,702	593	2,786
	Growth Account	179	—	—	652	228	1,059
	Equity Index Account	25	—	—	87	19	131
	Core Bond Account	131	—	—	461	162	754
	Inflation-Linked Bond Account	74	—	—	246	86	406
	Social Choice Account	399	—	—	1,390	480	2,269
	Money Market Account	67	—	—	229	74	370

*	The aggregate amount of 12b-1 fees paid by Class R4 for fiscal year 2022 is for the period September 16, 2022 to December 31, 2022.

Personal trading policy

CREF and Services have adopted Codes of Ethics (“codes”) under applicable SEC rules. These codes govern the personal trading activities and related conduct of certain employees, or “access persons” of CREF and Services, as well as members of their households. While access persons are generally permitted to invest in securities (excluding, for certain access persons, municipal securities as defined under Section 3(a)(29) of the Securities Exchange Act of 1934) that may also be purchased or held by CREF, they are also generally required to preclear and/or report all transactions involving reportable securities covered under the codes. In addition, access persons are required to maintain their accounts at approved brokers so that their reportable accounts, transactions and holdings information can be monitored by Compliance. Such reportable accounts, transactions and holdings are regularly reviewed, and certified to, by each access person.

College Retirement Equities Fund  ■  Statement of Additional Information     57

Information about the Accounts’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Information Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle; and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Accounts’ Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the greater of the 52-week realized Active Risk (tracking error) or a minimum targeted risk level (typically 300 basis points) in the denominator to generate risk-adjusted investment performance.

Performance relative to peers is evaluated using Morningstar percentile rankings for the 1-, 3- and 5-year ratings, when applicable. For managers with less than a 5-year track record, a 0.25 Information Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, long-term compensation awards and, for certain portfolio managers, equity-like performance based plans. Currently, the annual performance awards and long-term compensation awards are determined using both quantitative (75%) and qualitative factors (25%) including, but not limited to, Information Ratio, ranking versus Morningstar peers, risk-adjusted variation in return vs. benchmark, and management/peer reviews.

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; (2) a long-term performance award, which is on a 3-year cliff vesting cycle; and (3) an equity-like profits interest plan. Fifty percent (50%) of the long-term award is based on the Account(s) managed by the portfolio manager during the 3-year vesting period, while the value of the long-term award is based on the performance of the TIAA organization as a whole. The equity-like profits interest vests over time and entitles participants to a percentage of Advisors’ annual profits and the profits of its affiliate Nuveen Asset Management. The equity-like profits interest is allocated to individual portfolio managers based on such person’s overall contribution to Advisors and Nuveen Asset Management.

Risk-adjusted investment performance is calculated, where records are available, over one, three and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 50% weighting for the 1-year return and a 50% weighting for the 3-year return. Please see the Accounts’ Prospectus for more information regarding their benchmark indices. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error) in the denominator to generate risk-adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3- and 5-year rankings.

Utilizing the quantitative and qualitative factors discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

58     Statement of Additional Information  ■  College Retirement Equities Fund

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the Prospectus, such as other accounts (including registered investment companies and registered and unregistered pooled investment vehicles) managed by them, total assets in those accounts, and the dollar range of equity securities owned in each of the Accounts they manage, as of December 31, 2022.

	Number of other accounts managed			Total assets in other accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts	Dollar range of equity securities owned in Account	*
Stock Account
Saira Malik	2	0	0	$46,749	$0	$0	Over $1,000,000
David Chalupnik	8	2	4,391	$10,592	$166	$1,901	$100,000–$500,000
John Cunniff	33	26	0	$74,994	$2,636	$0	$500,001–1,000,000

Global Equities Account
John Tribolet	2	0	0	$6,441	$0	$0	$500,001–1,000,000
Saira Malik	2	0	0	$129,994	$0	$0	Over $1,000,000

Growth Account
Terrence Kontos	4	0	0	$7,523	$0	$0	$0
Saira Malik	2	0	0	$126,786	$0	$0	$0
Karen Hiatt	3	0	0	$6,497	$0	$0	$0

Equity Index Account
Philip James (Jim) Campagna	27	0	7	$116,499	$0	$1,445	$1–10,000
Lei Liao	27	0	7	$116,499	$0	$1,445	$0
Darren Tran	17	0	7	$111,996	$0	$1,445	$0

Core Bond Account
Jason O’Brien	3	0	45	$9,419	$0	$2,015	$100,001–500,000
Joseph Higgins	4	1	0	$19,283	$108	$0	$1–10,000
Peter Agrimson	5	0	3	$3,665	$0	$13	$0

Inflation-Linked Bond Account
Chad Kemper	7	0	55	$15,164	$0	$2,019	$10,001–50,000
Nicholas Travaglino	3	0	0	$3,547	$0	$0	$50,001–100,000
Peter Agrimson	5	0	3	$3,665	$0	$13	$0

Social Choice Account
Stephen Liberatore	3	4	11	$5,902	$1,029	$968	$100,001–500,000
Philip James (Jim) Campagna	27	0	7	$118,205	$0	$1,445	$0
Lei Liao	27	0	7	$118,205	$0	$1,445	$1–10,000
Darren Tran	17	0	7	$113,702	$0	$1,445	$0

Money Market Account
Chad Kemper	7	0	55	$13,582	$0	$2,019	$50,001–100,000
Andrew Hurst	2	0	0	$2,013	$0	$0	$0

*	Includes notional amounts awarded in connection with long-term compensation awards described above.

Potential conflicts of interest of TCIM and portfolio managers

Certain portfolio managers of the Accounts also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, or other client or proprietary accounts (collectively “Portfolios”), which may raise potential conflicts of interest. TCIM has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Account participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, an Account may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a Portfolio’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TCIM will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Accounts. For example, in certain circumstances where the Accounts invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership

College Retirement Equities Fund  ■  Statement of Additional Information     59

definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Accounts and Portfolios that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TCIM, on behalf of the Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TCIM, on behalf of the Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TCIM, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made by TCIM portfolio managers for one or more of the Accounts may differ from, and may conflict with, investment decisions made by TCIM portfolio managers or any of TCIM’s affiliated investment advisers for the Portfolios due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if a Portfolio were to sell a significant position in a security while an Account maintained its position in that security, the market price of such security could decrease and adversely impact an Account’s performance. In the case of a short sale, the selling Portfolio would benefit from any decrease in price.

Conflicts may also arise in cases where one or more Accounts or Portfolios are invested in different parts of an issuer’s capital structure. For example, an Account (or Portfolio) could acquire debt obligations of a company while a Portfolio (or an Account) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, TCIM (or, in the case of a Portfolio, an affiliated investment adviser) may find that the interests of the debt-holding Account (or Portfolio) and the equity-holding Portfolio (or Account) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Accounts (or Portfolios) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding Portfolios (or Accounts) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be an Account (or Portfolio). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TCIM may seek to avoid such conflicts, and as a result, TCIM may choose not to make such investments on behalf of the Accounts, which may adversely affect the Accounts’ performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Portfolios have similar investment mandates as an Account, TCIM portfolio managers may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Portfolios, but not for the Account, or are appropriate for the Account but in different amounts, terms or timing than is appropriate for a Portfolio. As a result, the amount, terms or timing of an investment by an Account may differ from, and performance may be lower than, investments and performance of a Portfolio.

Aggregation and Allocation of Orders. TCIM and its affiliated investment advisers may aggregate orders of one or more Accounts and Portfolios, in each case consistent with the applicable adviser’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and Portfolios, TCIM may be perceived as causing one Account to participate in an aggregated transaction in order to increase TCIM’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TCIM to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of other Accounts or Portfolios. In addition, an Account may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TCIM and its affiliated investment advisers have adopted procedures designed to mitigate the foregoing conflicts of interest by treating each Account and Portfolio they advise fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TCIM’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that Accounts and Portfolios are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an Account’s or Portfolio’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account or Portfolio is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account or Portfolio receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an Account’s or Portfolio’s benchmark and the portfolio manager is underweight in that security relative to the applicable Account’s or Portfolio’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short

60     Statement of Additional Information  ■  College Retirement Equities Fund

sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Accounts’ portfolio managers’ decisions for executing those trades are also monitored.

TCIM’s procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single-security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular Account or Portfolio pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Accounts’ portfolio managers’ decisions for executing those trades are monitored.

Research. TCIM allocates brokerage commissions to brokers who provide execution and research services for one or more Accounts and some or all of TCIM’s affiliates’ clients. Such research services may not always be utilized in connection with the Accounts or Portfolios that may have provided the commission or a portion of the commission paid to the broker providing the services. TCIM is authorized to pay, on behalf of the Accounts, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. TCIM has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for brokers’ in-house and non-proprietary research, the process for allocating brokerage, and TCIM’s practices regarding the use of third-party soft dollars.

IPO Allocation. TCIM has adopted procedures designed to ensure that it allocates IPOs to and among the Accounts in a fair and equitable manner, consistent with its fiduciary obligations to the Accounts.

Compensation. The compensation paid to TCIM for managing the Accounts is determined on an at-cost basis. However, no client currently pays TCIM a performance-based fee. Nevertheless, TCIM may be perceived as having an incentive to allocate securities that are expected to increase in value to the Accounts in which TCIM has a proprietary interest (if any) or to certain other Accounts in which TCIM receives a larger asset-based fee.

Custodian and fund account agent

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, MA 02111, acts as custodian for CREF. As custodian, State Street is responsible for the safekeeping of CREF’s portfolio securities. State Street also acts as fund accounting agent and securities lending agent for CREF.

Independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”), 214 N Tryon Street, Suite 4200, Charlotte, NC 28202, serves as CREF’s independent registered public accounting firm and has audited CREF’s financial statements for the fiscal year ended December 31, 2022.

College Retirement Equities Fund  ■  Statement of Additional Information     61

Brokerage allocation

TCIM is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of TCIM to place brokerage orders with the objective of obtaining the best execution. In evaluating best execution for transactions, TCIM considers a number of factors, including, without limitation, the following: best price; the nature of the security being traded; the nature and character of the markets for the security to be purchased or sold; the likely market impact of the transaction based on the nature of the transaction; the skill of the executing broker; the liquidity being provided by the broker; the broker-dealer’s settlement and clearance capability; the reputation and financial condition of the broker-dealer; the costs of processing information; the nature of price discovery in different markets; and the laws and regulations governing investment advisers. When purchasing or selling securities traded on the over-the-counter market, TCIM generally will execute the transactions with a broker engaged in making a market for such securities. When TCIM deems the purchase or sale of a security to be in the best interests of one or more Accounts, its personnel may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Account(s) at the same time as for funds or accounts that may be managed by its affiliated investment advisers. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Transactions on equity exchanges, commodities markets and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Transactions in foreign investments also have negotiated commission rates and they are for the most part the same for all brokers in a particular country with a few exceptions. Trades are regularly monitored for best execution purposes by the equity trading desk.

TCIM’s fixed-income traders select the broker-dealers (sell-side) with whom they do business independent of any research, strategy pieces or trade recommendations provided to TCIM. The vast majority of institutional fixed-income trading is conducted over-the-counter rather than on exchanges, with set prices plus commissions. Fixed-income trading is based on the risk-taking practice of market making by sell-side firms, which attempt to capture the bid/ask spread on trades where capital is committed (principal model) or on a pre-negotiated spread concession for riskless principal trades (agency model).

The fixed-income marketplace does not use a voting system to rate broker-dealers with the intent of using those rankings to direct or allocate trades. The directive to TCIM’s fixed-income traders, and the conventional trading construct within the fixed-income market, is based on the practice of fiduciary efforts to achieve best execution. The research, credit opinions and relative value trade recommendations provided by TCIM’s sell-side counterparts are evaluated, but there is no direct linkage between that evaluation and TCIM’s selection of a particular broker-dealer for trade execution. When selecting a broker, the traders follow established trading protocols for data aggregation, price discovery, inventory mining and information protection and conduct an assessment of counterparty performance. The protocol incorporates TCIM’s knowledge of and experience with select broker-dealers with respect to providing liquidity, namely the highest bid price or lowest offer price for a particular security.

Every broker is formally approved by the Equity or Fixed-Income Best Execution Committee, as appropriate, which is comprised of representatives from trading, portfolio management, compliance and law. Risk management also reviews the creditworthiness of all brokers.

Consistent with best execution, TCIM may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. With respect to equity securities, TCIM has adopted a policy embodying the concepts of Section 28(e) under the Securities Exchange Act of 1934, which provides a safe harbor allowing an investment adviser to cause a client to pay a higher commission to a broker that also provides research services than the commission another broker would charge (generally referred to as the use of “soft dollars”). To utilize soft dollars, the adviser must determine in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and that, over time, each client paying soft dollars receives some benefit from the research obtained through the use of soft dollars. An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, specific research may not necessarily benefit all accounts paying commissions to such broker. Research obtained through soft dollars may be developed by the broker or a third party, where the obligation to pay is between the broker and the third party. In such cases the research will be paid for through a Commission Sharing Arrangement (“CSA”) or similar arrangement.

With respect to the Accounts, TCIM may only use soft dollars to pay for research with intellectual content. Such research includes, but is not limited to, investment or market-related reports (including analyses and reports that relate to issuers, industries, securities, economic factors and trends, and portfolio strategies), access to investment or market-related conferences, meetings with company management, access to a broker’s research staff and the use of investment or market-related consulting services. It does not include market data services or trading software or tools.

Fixed-income trades on behalf of the Accounts may not be allocated in order to generate soft dollar credits, but, at times, a broker may send TCIM unsolicited proprietary research that may be based, in part, on fixed-income trading volume directed to

62     Statement of Additional Information  ■  College Retirement Equities Fund

that broker. Similarly, trades on behalf of the Accounts that follow an index or quantitative strategy, or execution-only trades, may not generate soft dollars, but, at times, a broker may send TCIM unsolicited proprietary research that is based, in part, on such trades.

Additionally, TCIM will report to the Board, or a designated Committee of the Board, at least annually regarding soft dollar usage by the Accounts, including soft dollars attributable to each Account.

As part of Nuveen Equities (the integrated equity investment teams of TCIM and certain of its affiliated investment advisers, including Advisors (the “Nuveen Equities Affiliates”)), soft dollar credits generated by Nuveen Equities Affiliates are aggregated into a single pool, and research is allocated among the respective Nuveen Equities Affiliates based on factors such as asset size of the team’s equity strategy and the Nuveen Equities Affiliate’s geographic considerations (e.g., U.S. versus non-U.S.; developed markets versus emerging markets).

Research or services obtained for one Account may be used by TCIM in managing another Account. The research or services obtained may also be used by TCIM’s affiliated investment advisers, including Advisors, for the benefit of their respective clients, and vice versa.

For the Accounts that utilized soft dollars during the fiscal year ended December 31, 2022, the table below shows the total amount of soft dollars paid by each Account in dollars and in basis points for that year:

Account	Soft dollars paid	Soft dollars as a percent of average net assets
Stock Account	$16,737,284	0.01%
Global Equities Account	4,438,547	0.02
Growth Account	5,127,212	0.02

The aggregate amount of brokerage commissions paid by the following Accounts for the prior fiscal years ended December 31, 2022, December 31, 2021 and December 31, 2020, was as follows:

Account	December 31, 2022	December 31, 2021	December 31, 2020
Stock Account	$31,745,159	$36,469,330	$53,505,557
Global Equities Account	7,215,828	9,090,138	10,180,633
Growth Account	4,260,166	3,816,591	8,137,182
Equity Index Account	98,227	104,502	202,610
Core Bond Account	47,548	32,635	513
Inflation-Linked Bond Account	10,314	4,700	—
Social Choice Account	431,913	329,573	625,315

With respect to the increase in brokerage commissions in 2022 from prior years, the increase for the Social Choice Account (in 2022 from 2021) was primarily due to higher trading activity from client activity and account rebalances.

With respect to the decreases in brokerage commissions in 2022 from prior years, the decrease for the Equity Index Account (in 2022 from 2020) was primarily due to decreased trading resulting from less client activity. The decrease for the Social Choice Account (in 2022 from 2020) was primarily a result of lower trading activity from client activity and account rebalances.

During the fiscal year ended December 31, 2022, certain of the Accounts acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of the Account’s aggregate holdings in the securities of those entities, as of December 31, 2022, are set forth below:

College Retirement Equities Fund  ■  Statement of Additional Information     63

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Account	Broker	Holdings (US$)
Stock Account	JPMORGAN CHASE & CO	653,235,832
	SCHWAB (CHARLES) CORP	482,269,229
	WELLS FARGO & CO	465,211,375
	BANK OF AMERICA CORP	450,744,719
	MORGAN STANLEY	289,521,157
	GOLDMAN SACHS GROUP INC	188,830,156
	ROYAL BANK OF CANADA	164,091,486
	FIFTH THIRD BANCORP	137,292,920
	SUMITOMO MITSUI FINANCIAL GR	108,881,975
	UBS GROUP AG-REG	98,125,309
	HSBC HOLDINGS PLC	88,669,172
	CITIGROUP INC	76,340,053
	BNP PARIBAS	51,052,992
	MACQUARIE GROUP LTD	44,572,876
	BANCO BTG PACTUAL SA-UNIT	32,563,579
	SKANDINAVISKA ENSKILDA BAN-A	20,371,334
	RAYMOND JAMES FINANCIAL INC	16,885,719
	PIPER SANDLER COS	14,561,491
	STIFEL FINANCIAL CORP	9,834,936
	NOMURA HOLDINGS INC	7,579,312
	JEFFERIES FINANCIAL GROUP INC	5,579,653
	BANCO SANTANDER SA	5,520,854
	SOCIETE GENERALE SA	3,811,634
	LAZARD LTD-CL A	2,337,347
	BANCO SANTANDER CHILE	1,713,707
	STATE STREET CORP	1,234,061
	CREDIT SUISSE GROUP AG-REG	975,406
	COWEN INC	308,921
	DEUTSCHE BANK AG-REGISTERED	155,100
	OPPENHEIMER HOLDINGS-CL A	113,360
	CREDIT AGRICOLE SA	88,710
	JULIUS BAER GROUP LTD	77,640
	BANK OF MONTREAL	107,985,914

Global Equities Account	WELLS FARGO & CO	165,278,089
	JPMORGAN CHASE & CO	157,241,369
	MORGAN STANLEY	120,592,283
	SUMITOMO MITSUI FINANCIAL GR	68,576,182
	GOLDMAN SACHS GROUP INC	59,359,757
	BANK OF AMERICA CORP	50,608,917
	SCHWAB (CHARLES) CORP	43,972,104
	FIFTH THIRD BANCORP	34,911,612
	ROYAL BANK OF CANADA	29,997,954
	BANCO BTG PACTUAL SA-UNIT	18,019,020
	UBS GROUP AG-REG	15,488,992
	MACQUARIE GROUP LTD	8,877,999
	CITIGROUP INC	3,063,654
	NOMURA HOLDINGS INC	2,611,619
	CREDIT SUISSE GROUP AG-REG	2,223,117
	BANCO SANTANDER CHILE	193,069
	STATE STREET CORP	124,733
	RAYMOND JAMES FINANCIAL INC	90,395
	BANK OF MONTREAL	39,604,142

Growth Account	SCHWAB (CHARLES) CORP	205,760,438

64     Statement of Additional Information  ■  College Retirement Equities Fund

Account	Broker	Holdings (US$)
Equity Index Account	JPMORGAN CHASE & CO	199,681,605
	BANK OF AMERICA CORP	118,769,049
	WELLS FARGO & CO	80,445,637
	SCHWAB (CHARLES) CORP	64,578,121
	GOLDMAN SACHS GROUP INC	57,101,347
	MORGAN STANLEY	53,456,070
	CITIGROUP INC	44,985,260
	STATE STREET CORP	14,815,792
	FIFTH THIRD BANCORP	11,531,928
	RAYMOND JAMES FINANCIAL INC	10,247,556
	JEFFERIES FINANCIAL GROUP INC	3,792,636
	STIFEL FINANCIAL CORP	3,270,821
	LAZARD LTD-CL A	1,939,717
	PIPER SANDLER COS	1,337,312
	COWEN INC	700,065
	OPPENHEIMER HOLDINGS-CL A	311,676

Social Choice Account	SCHWAB (CHARLES) CORP	61,028,081
	GOLDMAN SACHS GROUP INC	54,515,009
	MORGAN STANLEY	53,237,228
	CITIGROUP INC	45,479,036
	HSBC HOLDINGS PLC	34,448,844
	UBS GROUP AG-REG	22,217,761
	MACQUARIE GROUP LTD	17,265,498
	SOCIETE GENERALE SA	13,695,664
	STATE STREET CORP	11,677,621
	NOMURA HOLDINGS INC	8,229,118
	JPMORGAN CHASE & CO	1,087,819
	RAYMOND JAMES FINANCIAL INC	964,001

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Account	Broker	Holdings (US$)
Stock Account	JPMORGAN CHASE & CO	653,235,832
	STATE STREET CORP	1,234,061
	GOLDMAN SACHS GROUP INC	188,830,156
	UBS GROUP AG-REG	98,125,309
	PIPER SANDLER COS	14,561,491
	NOMURA HOLDINGS INC	7,579,312
	JEFFERIES FINANCIAL GROUP INC	5,579,653
	BANK OF MONTREAL	107,985,914

Global Equities Account	JPMORGAN CHASE & CO	157,241,369
	MORGAN STANLEY	120,592,283
	BANK OF MONTREAL	39,604,142

Social Choice Account	JPMORGAN CHASE & CO	1,087,819

Directed brokerage

In accordance with the 1940 Act, the Accounts have adopted a policy prohibiting the Accounts from compensating brokers or dealers for the sale or promotion of contracts by the direction of portfolio securities transactions for the Accounts to such brokers or dealers. In addition, TCIM has instituted policies and procedures so that TCIM’s personnel do not violate this policy of the Accounts.

Accumulation unit values

For each Account, AUVs are calculated for each class at the end of each Valuation Day as A divided by B, where A and B are defined as:

A. The value of the Account’s accumulation fund attributable to such class as of the end of the Valuation Day.

B. The total number of accumulation units held by all participants in that class of the Account as of the end of the Valuation Day.

The value of the Account’s accumulation fund attributable to such class and the total number of accumulation units does not include the impact of funds or units added or subtracted as a result of transactions effective as of that Valuation Day.

College Retirement Equities Fund  ■  Statement of Additional Information     65

Value of annuity units

Upon annuitization, all units will be converted to annuity units of each Account regardless of which class you owned prior to that date. Annuity units will be aggregated with Class R3 accumulation units for allocating income and expenses.

A. The value of an annuity unit is defined in terms of a “basic annuity unit” which is established each year, as of the last Valuation Day in March, for each income change method of each Account then providing annuity payments.

B. The value of the basic annuity unit is determined for each income change method of each Account as 1 divided by 2, where 1 and 2 are defined as follows:

1. The Account’s annuity fund for the income change method (i.e., annual or monthly) as of such last Valuation Day in March, reduced by the present value of the benefits payable under that income change method on April 1 under payout contracts of the Account as of such last Valuation Day in March.

2. The discounted actuarial present value, expressed in units, of all future payments due on or after the next following May 1 under the income change method under pay-out contracts of the Account as of the last valuation date in March. This liability is calculated on the basis of interest at an effective annual rate of 4% and a mortality table designed to approximate the expected mortality rates of CREF annuitants.

For participants beginning annuity income, the initial value of the annuity unit is the interim annuity unit value as of the annuity starting date. A separate interim annuity unit value is calculated daily for each annuity fund of each Account as of each Valuation Day. The change in the interim annuity unit value reflects the actual investment and payment experience of the annuity fund to the current date, relative to the 4% assumed investment return. The interim annuity unit value also includes any changes expected to occur in the future because payments are revalued once a year or once a month, assuming the annuity fund earns the 4% assumed investment return in the future. At the end of each calendar quarter, the interim annuity unit value is also adjusted for mortality experience during the prior quarter.

For participants under the annual income change method, the value of the annuity unit will remain the same until the following April 1 payment. The value of the annuity unit for payments due on and after each May 1 is equal to the basic annuity unit value determined as of the last Valuation Day in March for those who have already begun receiving annuity income as of the preceding April 1 and is equal to the interim annuity unit value as of the date income begins for income that begins after April 1.

For participants under the monthly income change method, the value of the annuity unit is redetermined each month on the payment valuation date for the payment due on the first of the following month. The payment valuation date for the monthly income change method is the last Valuation Day on or before the 20th of each month.

When a participant or beneficiary receiving annuity income transfers annuity units under a particular income change method from one Account to another, the number of annuity units added to an Account(s) to which units are being transferred will be determined by multiplying the number of annuity units to be transferred by the interim annuity unit value for that income change method of the Account from which the annuity units are being transferred, and dividing by the interim annuity unit value for that income change method of the Account to which the annuity units are being transferred. Under the annual payment income change method, the total amount of annuity payments from all CREF and TIAA variable accounts will not change following a transfer until the May 1 following the last Valuation Day in March on or after the transfer date. Under the monthly income change method and for all transfers to or from the TIAA Traditional Annuity, your payments will change with the payment due after the first payment valuation date on or after the transfer date.

Switches between the monthly and the annual income change methods will be effective only on the last Valuation Day in March. When a participant or beneficiary receiving annuity income switches from a prior method to a new method in an Account, the number of annuity units for the new method added to the Account will be determined by multiplying the number of annuity units to be switched from the prior method by the basic annuity unit value for the prior method of the Account and dividing by the basic annuity unit value for the new method of the Account.

The value of annuity payments transferred from an Account under the annual income change method to TIAA is equal to A plus B, where A and B are defined as follows:

A. The present value of the payments due after the first payment valuation date for the monthly income change method on or after the transfer date continuing to the following April 1, but not longer than such annuity units are payable.

B. The present value of one interim annuity unit under the annual income change method multiplied by the number of annuity units, payable beginning on the following May 1 (or the May 1 of the following calendar year if the transfer is effective in April) continuing for as long as such annuity units are payable.

The value of annuity payments transferred from an Account under the monthly income change method to TIAA will be equal to the number of annuity units multiplied by the present value of one interim annuity unit under the monthly income change method payable beginning with the payment due after the first payment valuation date on or after the transfer date continuing for as long as such annuity units are payable.

66     Statement of Additional Information  ■  College Retirement Equities Fund

The present values will be calculated assuming interest at an effective annual rate of 4%, and the same mortality assumptions then in use for participants or beneficiaries converting an accumulation to an income option or method of payment at the age(s) as of the transfer date of the person(s) on whose life (lives) the annuity payments are based.

Modification

CREF reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future. Any such modification, however, must be approved by the Superintendent of Financial Services of the NYDFS.

Periodic reports

Prior to the time an entire accumulation has been applied to provide annuity payments, participants will be sent a statement each quarter that sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units credited to the participant during the quarter and in total in each Account; (3) cash withdrawals from each Account during the quarter; (4) any transfer to a funding vehicle other than TIAA or CREF during the quarter, if an amount remains in the participant’s accumulation after those transactions; (5) any transfers between Accounts or between CREF and TIAA during the quarter; (6) any conversions from one class of an Account to a different class of the same Account during the quarter; and (7) the amount from each Account applied to begin annuity payments during the quarter.

CREF also will make available to participants, at least semiannually, reports containing the financial statements of the Accounts and a schedule of investments held in each Account in which they have accumulations.

Voting rights

How many votes a participant can cast on matters that require a vote of participants will be determined separately for each Account. You will have one vote per dollar of your assets in each Account’s accumulation fund, and/or one vote per dollar of the assets underlying your annuity in each Account’s annuity fund on the record date.

Issues that affect all the Accounts in substantially the same way will be voted on by all participants, without regard to the individual Accounts. Issues that do not affect an Account will not be voted on by the Account. Issues that affect all Accounts, but in which their interests are not substantially the same, will be voted on separately by each Account. Each class will have exclusive voting rights on any matter submitted to participants that relates solely to such class. Each class will also have separate voting rights on any matter submitted to participants in which the interests of one class differ from the interests of any other class.

When the phrase “majority of outstanding voting securities” is used in the Prospectus and in this SAI, the phrase means the lesser of (a) 67% of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50% of the outstanding voting securities. Depending on what’s being decided, the percentages may apply to CREF as a whole or to any Account(s). If a majority of outstanding voting securities isn’t required to decide a question, we will generally require a quorum of 10% of those securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict participant voting rights, we reserve the right to act as permitted.

General matters

No assignment of contracts

No assignment, pledge, or transfer of a contract, or of any of the rights or benefits conferred thereunder, may be made and any such action will be void and of no effect, except that spousal transfers on separation or divorce, and the transfer of rights and benefits under a contract to a participant by an employer under a delayed vesting arrangement, may be permitted.

Payment to an estate, guardian, trustee, etc.

CREF reserves the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. CREF will not be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Dissolved institutions

If your present or past employer dissolves or ceases operation, special rules will apply to your accumulation. For more information, contact us directly (see below).

College Retirement Equities Fund  ■  Statement of Additional Information     67

Contacting CREF

CREF will not consider any notice, form, request or payment to have been received until it reaches our home office: College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206. You can ask questions by calling toll-free 800-842-2252 Monday through Friday, 8 a.m. through 10 p.m. ET.

Signature requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank.

Overpayment of premiums

If your employer mistakenly sends more premiums on your behalf than you’re entitled to under your retirement plan or the Internal Revenue Code (“IRC”), we will refund them to your employer as long as we’re requested to do so (in writing) before you start receiving annuity income. Anytime there is a question about premium refunds, CREF will rely on information from your employer.

If you’ve withdrawn or transferred the amounts involved from your accumulation, we will not refund them.

Claims of creditors

Pursuant to CREF’s Charter as enacted by the New York State Legislature, the rights and benefits accruing to participants or other persons under the contracts generally are exempt from the claims of creditors, subject to any contrary requirements of law.

Benefits based on incorrect information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by CREF appropriate adjustments will be made.

Proof of survival

CREF reserves the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, CREF will have the right to make reduced payments or to withhold payments entirely until such proof is received. CREF maintains audit procedures designed to assure that annuity benefits will be paid to living persons entitled to receive those benefits. If, however, under a survivor annuity option CREF has overpaid benefits because of a death of which it was not notified, subsequent payments will be reduced or withheld until the overpayment has been recovered. CREF reserves the right to pursue any other remedies available to it.

Legal proceedings

CREF is not a party to any legal actions that are considered by CREF to be material.

State regulation

CREF is subject to regulation by the NYDFS as well as by the insurance regulatory authorities of certain other states and jurisdictions.

CREF must file with the NYDFS both quarterly and annual statements on forms promulgated by the NYDFS. CREF’s books and assets are subject to review and examination by NYDFS and its agents at all times, and a full examination into the affairs of CREF is made at least every five years. In addition, a full examination of CREF’s operations is usually conducted periodically by some other states.

CREF is also subject to the requirements of the New York State Not-For-Profit Corporation Law.

Legal matters

All matters of applicable state law pertaining to the contracts, including CREF’s right to issue the contracts thereunder, have been passed upon by Rachael M. Zufall, Managing Director, Associate General Counsel, of CREF. Dechert LLP serves as legal counsel to CREF and has provided advice to CREF related to certain matters under the federal securities laws.

Experts

The financial statements incorporated in this SAI by reference to the report on Form N-CSR of CREF for the year ended December 31, 2022 have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

68     Statement of Additional Information  ■  College Retirement Equities Fund

Federal income taxes

Tax advice

The following discussion on federal and other taxes is for general informational purposes only—it is not meant to be used, and cannot be used, by individuals to avoid federal, state or local tax penalties. Taxation varies depending on an individual’s circumstances, tax status and transactional type; in addition, foreign, state and local taxes may be assessed upon distribution. The general information provided below does not cover every situation—for comprehensive advice on your personal tax situation, check with a qualified tax advisor.

403(b) plans

CREF contracts may be used as funding vehicles for retirement plans set up under section 403(b) of the IRC, under which total annual contributions to section 403(b) annuities for 2023 cannot exceed the lesser of (a) $66,000; or (b) 100% of your compensation reduced by the amount of other employer contributions for that year. For 2023, salary reduction contributions of up to $22,500 can be made to your 403(b) retirement plan ($30,000 if you are age 50 or older) reduced by the amount of other elective deferrals that the participant made for that year. Certain long-term employees may be able to defer additional amounts to a 403(b) plan. Contact your qualified tax advisor for more information.

401(a), 403(a) and 401(k) plans

CREF RA, GRA and RC contracts are also used as funding vehicles for 401(a) (including Keogh plans) and 403(a) retirement plans. CREF GRA, GSRA, RC and RCP contracts are available for 401(k) plans. Generally, for 2023 total annual contributions cannot exceed the lesser of (a) $66,000; or (b) 100% of your compensation reduced by the amount of other employer contributions for that year. For 2023, salary reduction contributions of up to $22,500 can be made to your 401(a), 403(a) and 401(k) retirement plans ($30,000 if you are age 50 or older) reduced by the amount of other elective deferrals that the participant made for that year. Contact your qualified tax advisor for more information.

457 (b) plans

The maximum contribution limit to a 457(b) non-qualified deferred compensation plan for employees of state and local governments for 2023 is the lesser of $22,500 or 100% of “includable compensation” (as defined by law) reduced by the amount of other elective deferrals that the participant made under all 457(b) plans for that year. Catch-up rules allow participants in governmental 457(b) plans, age 50 or older, to contribute the lesser of $30,000 or 100% of compensation reduced by the amount of other elective deferrals that the participant made for that year. Under the “Special Section 457 Three-Year catch-up” rule, if permitted by your plan, and you are within three calendar years of your normal retirement age, you may have the potential to contribute up to an additional $22,500 in 2023, for a total 2023 contribution of $45,000. For non-governmental employers, all investments in a 457(b) plan are owned by the employer and are subject to the claims of the general creditors of the sponsoring employer. Contact your qualified tax advisor for more information.

Individual retirement annuities

IRC sections 408 and 408A permit eligible individuals to make direct contributions to Traditional and Roth IRAs, respectively. For the 2023 tax year, the Traditional and Roth IRAs offer individuals the opportunity to set aside up to $6,500 of taxable compensation ($7,500 if they are age 50 or older). You must have a source of compensation income to contribute to a Traditional or Roth IRA, and you cannot put more into the account than you have earned. Making contributions after age 70½ may affect your ability to benefit from Qualified Charitable Distributions from your IRAs. Consult your qualified tax advisor for more information.

If you contribute to both a Traditional IRA and a Roth IRA in the same year, your aggregate limit is $6,500 ($7,500 if you are age 50 or older) for the year. The IRC generally does not limit the amount you can roll over to the Traditional or the Roth IRA. IRC section 408 generally permits funds from certain qualified retirement plans or IRAs to be rolled over to the Traditional IRA without losing their tax-deferred status. Consult your qualified tax advisor for more information.

In order to move funds held in a qualified retirement plan to a Roth IRA, the rollover must be a “qualified rollover contribution.” Although funds rolled over to a Roth IRA from another IRA or qualified plan are subject to taxation, they may grow on a federal tax favored basis. CREF IRAs can accept only cash transfers. All noncash assets must therefore be liquidated prior to being transferred to us.

Note that the dollar limits above are for 2023; different dollar limits may apply in future years.

Roth IRA income level requirements

You also must meet certain income level requirements to make contributions to the Roth IRA or if you or your spouse is an active participant in an employer sponsored retirement plan, to make tax-deductible contributions to the Traditional IRA, up to

College Retirement Equities Fund  ■  Statement of Additional Information     69

the dollar limits stated above. In 2023 if you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $218,000 a year you can elect to make the maximum annual contribution to a Roth IRA. If you are single and make an adjusted gross income of less than $138,000 a year you are also eligible to elect to make the maximum annual contribution to a Roth IRA. You can contribute less than the maximum contribution amount if you are married and file jointly and your combined adjusted gross income is between $218,000 and $228,000 a year or if you are single and your adjusted gross income is between $138,000 and $153,000 a year. If you are married filing separately and lived with your spouse at any time during the tax year, you cannot make a Roth IRA contribution if your adjusted gross income exceeds $10,000 per year. Please note that these limits assume your taxable compensation is at least equal to the amount contributed and you have made no contributions to a Traditional IRA.

Traditional IRA income level requirements

For 2023, if you are an active participant in an employer-sponsored retirement plan and you are married and file a joint tax return with your spouse and make a combined adjusted gross income of less than $116,000 a year, or you are single and make a modified adjusted gross income of $73,000 or less a year, you can make the maximum tax-deductible contribution to a Traditional IRA. If you are married and file jointly, your tax-deductible amount is less than the maximum contribution amount if your modified adjusted gross income is between $116,000 and $136,000 or if you are single, and your modified adjusted gross income is between $73,000 and $83,000. Different income-based eligibility rules apply if you are not an active participant in an employer-sponsored retirement plan but you have a spouse who is an active participant in an employer-sponsored retirement plan.

You can revoke an IRA up to 7 days after you establish it. Contact your qualified tax advisor for more tax information on IRAs.

Taxation of annuity benefits

Once you take a cash withdrawal or begin annuity payments, the amount you receive is usually included in your gross income for the year and taxed at the rate for ordinary income. You can exclude from your gross income any part of your payment(s) that represents the return of premiums that were paid in after-tax dollars, but not the part that comes from the tax-deferred earnings of after-tax premiums unless those earnings are part of a qualified distribution from a Roth IRA or are on amounts contributed as Roth contributions to a 401(a) or 403(b) plan and certain criteria are met before the amounts (and income on the amounts) are withdrawn.

Withholding on distributions

We must withhold federal tax at the rate of 20% from the taxable part of “eligible rollover distributions” paid directly to you. If, however, you tell us to roll over the distribution directly to an IRA or to a 401(a)/403(a), 403(b) or governmental 457(b) employer plan (i.e., we send a check directly to the other investment company and not to you), we will not withhold any federal tax. The required 20% withholding does not apply to payments from IRAs, hardship withdrawals, lifetime annuity payments, substantially equal periodic payments over your life expectancy or over 10 or more years, distributions of after-tax contributions or minimum distribution payments (“non-eligible rollover distributions”).

For the taxable portion of non-eligible rollover distributions, CREF will usually withhold federal income taxes unless you instruct CREF not to do so, and you are eligible to opt out of withholding. However, if you tell CREF not to withhold but we do not have the appropriate withholding election certificate with your taxpayer identification number on file, then CREF is still required to withhold taxes on the distribution. Nonresident non-citizens who pay U.S. taxes are subject to different withholding rules. Contact CREF for more information.

Early distributions

If you want to withdraw funds or begin income from any 401(a), 403(a), or 403(b) retirement plan or an IRA before you reach age 59½, you may have to pay an extra 10% “premature distribution” tax on the taxable amount. Distributions that are not taxable such as distributions that you roll over to another qualified retirement plan, or a qualified distribution of your designated Roth contributions are not subject to this 10% tax.

There are certain exceptions to this penalty; you should consult with your qualified tax advisor for more information.

Minimum distribution requirements and taxes

In most cases, for employer-sponsored retirement plans, your required minimum distributions (RMDs) from qualified Contracts must begin by your required beginning date of April 1 of the year following the calendar year in which you reach your RMD Applicable Age (or retirement, if later for employer retirement plan accounts). For Traditional IRAs (other than Roth IRAs), and with respect to 5% or more owners of the business covered by a Keogh plan, your required beginning date is April 1 of the year following the calendar year in which you reach your RMD Applicable Age. Other minimum distribution requirements apply to beneficiaries of deceased participants. The changes in federal tax law enacted in Secure 2.0 has redefined your “RMD Applicable Age” as age 70½ if you were born before 7/1/1949; age 72 if you were born on or after 7/1/1949 or in 1950; age

70     Statement of Additional Information  ■  College Retirement Equities Fund

73 if you were born between 1951 and 1958; and age 75 if you were born in or after 1960. A technical correction to the legislation may be required to establish the RMD Applicable Age for those born in 1959.

See the “Taxes” section of the Prospectus for more information. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law to you even if you do not elect to receive them. In addition, effective with the enactment of Secure 2.0 on December 29, 2022, if you do not begin distributions on time, you will be subject to an excise tax of up to 25% on the amount you should have received but did not. However, if a failure to take a RMD is corrected within a correction window, as defined under Secure 2.0, the excise tax on the failure is further reduced from 25 percent to 10 percent. Other special distribution and tax rules may apply to 457(b) plans. Roth IRAs are generally not subject to RMD during your lifetime. Secure 2.0 extends the lifetime RMD exception to designated Roth accounts under employer plans beginning in 2024. The IRS and Treasury released comprehensive proposed regulations with an effective date of January 1, 2022, updating existing minimum distribution requirements for qualified retirement plans, 403(b) plans, governmental 457(b) plans and IRAs. These proposals include rules to address many of the outstanding issues concerning interpretation of the Setting Every Community Up for Retirement Enhancement (SECURE) Act of 2019, Division O of the Further Consolidated Appropriations Act of 2019, P.L. 115-94, enacted in December 2019. Notice 2022-53 provides that final regulations will not be effective for distribution calendar years before January 1, 2023 and provides transition relief for certain distributions otherwise required to have been made in 2021 and 2022. We cannot predict which proposed regulations will become final regulations. Consult your qualified tax advisor for more information.

Deferred compensation plans

RA and GSRA contracts are also available for deferred compensation plans. Special tax rules apply. Contact your qualified tax advisor for more information.

Diversification requirements

Section 817(h) of the IRC and the regulations under it provide that investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC section 72. CREF intends to comply with the diversification requirements under section 817(h) (currently except with respect to the Inflation-Linked Bond Account). This will affect how we make investments.

Additional information

A Registration Statement has been filed with the SEC under the 1933 Act with respect to the contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this SAI. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

Financial statements

The audited financial statements for all of the Accounts are incorporated by reference from CREF’s report on Form N-CSR, for the year ended December 31, 2022, which contains the Annual Report to participants. CREF will furnish you, without charge, a copy of the Annual Report on request. Write to College Retirement Equities Fund, 730 Third Avenue, New York, NY 10017-3206, Attention: Imaging Services, or call 877-518-9161.

College Retirement Equities Fund  ■  Statement of Additional Information     71

Appendix A
Nuveen proxy voting policies

Nuveen proxy voting guidelines

Applicability

These Guidelines apply to employees of Nuveen acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”)

I. Introduction

Our voting practices are guided by our obligations to our clients.

These Guidelines set forth the manner in which the Advisers intend to vote on proxy matters involving publicly traded portfolio companies held in client portfolios, and serve to assist clients, portfolio companies and other interested parties in understanding how the Advisers intend to vote on proxy-related issues. As indicated in these Guidelines, we monitor portfolio companies’ environmental, social and governance (ESG) practices in an effort to ensure that boards consider these factors in the context of their strategic deliberations. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

We vote proxies in accordance with what we believe is in the best interest of our clients. In making those decisions, we are principally guided by advancing long-term shareholder value and may take into account many factors, including input from our investment teams and third-party research. Among other factors, we consider specific company context, including ESG practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes economic performance and shareholder value; (iii) whether the resolution promotes ESG best practices; and (iv) whether the information and actions recommended by the resolution are reasonable and practical.

The Guidelines are implemented by Nuveen’s Responsible Investing Team (RI Team) and applied in consideration of the facts and circumstances of the particular resolution. The RI Team relies on its professional judgment, informed by proprietary research and reports provided by various third-party research providers. The portfolio managers of the Advisers maintain the ultimate decision-making authority with respect to how proxies will be voted and may determine to vote contrary to the Guidelines if such portfolio manager determines it is in the best interest of the respective Adviser’s clients to do so. The rationale for votes submitted contrary to the Guidelines will be documented and maintained.

II. Accountability and transparency

Board of directors

Elect directors

General Policy: We generally vote in favor of the board’s nominees but will consider withholding or voting against some or all directors in the following circumstances:

● When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include:

● Egregious compensation practices

● Lack of responsiveness to a failed vote

● Unequal treatment of shareholders

● Adoption of inappropriate antitakeover devices

● When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided

● Independence

● When board independence is not in line with local market regulations or best practices

● When a member of executive management sits on a key board committee that should be composed of only independent directors

● When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions

72     Statement of Additional Information  ■  College Retirement Equities Fund

● Board refreshment

● When there is insufficient diversity on the board and the company has not demonstrated its commitment to making the board more diverse

● When we determine that director tenure is excessive and there has been no recent board refreshment

Contested elections

General Policy: We will support the candidates we believe will represent the best interests of shareholders.

Majority vote for the election of directors

General Policy: We generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Establish specific board committees

General Policy: We generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors

General Policy: We generally support shareholder resolutions asking that each member of the board of a publicly traded operating company stand for re-election annually.

Cumulative voting

General Policy: We generally do not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of special interest directors.

Separation of Chairman and Chief Executive Officer

General Policy: We will consider supporting shareholder resolutions asking that the roles of chairman and CEO be separated when we believe the company’s board structure and operation has insufficient features of independent board leadership, such as the lack of a lead independent director. In addition, we may also support resolutions on a case-by- case basis where we believe, in practice, that there is not a bona fide lead independent director acting with robust responsibilities or the company’s ESG practices or business performance suggest a material deficiency in independent influence into the company’s strategy and oversight.

Shareholder rights

Proxy access

General Policy: We will consider on a case-by-case basis shareholder proposals asking that the company implement a form of proxy access. In making our voting decision, we will consider several factors, including, but not limited to: current performance of the company, minimum filing thresholds, holding periods, number of director nominees that can be elected, existing governance issues and board/management responsiveness to material shareholder concerns.

Ratification of auditor

General Policy: We will generally support the board’s choice of auditor and believe that the auditor should be elected annually. However, we will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, where there has been a material restatement of financials or where the auditor’s independence is questionable.

Supermajority vote requirements

General Policy: We will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights

General Policy: We will generally support shareholder resolutions asking for the elimination of dual classes of common stock or other forms of equity with unequal voting rights or special privileges.

Right to call a special meeting

General Policy: We will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

College Retirement Equities Fund  ■  Statement of Additional Information     73

Right to act by written consent

General Policy: We will consider on a case-by-case basis shareholder resolutions requesting the right to act by written consent.

Antitakeover devices (poison pills)

General Policy: We will consider on a case-by-case basis proposals relating to the adoption or rescission of antitakeover devices with attention to the following criteria:

● Whether the company has demonstrated a need for antitakeover protection

● Whether the provisions of the device are in line with generally accepted governance principles

● Whether the company has submitted the device for shareholder approval

● Whether the proposal arises in the context of a takeover bid or contest for control

We will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation

General Policy: We will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal and the established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Corporate political influence

General Policies:

● We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s direct political contributions, including board oversight procedures.

● We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

● We may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the long-term health of the corporation.

● We will evaluate on a case-by-case basis shareholder resolutions seeking disclosure of a company’s lobbying expenditures.

Closed-end funds

We recognize that many exchange-listed closed-end funds (“CEFs”) have adopted particular corporate governance practices that deviate from certain policies set forth in the Guidelines. We believe that the distinctive structure of CEFs can provide important benefits to investors, but leaves CEFs uniquely vulnerable to opportunistic traders seeking short-term gains at the expense of long-term shareholders. Thus, to protect the interests of their long-term shareholders, many CEFs have adopted measures to defend against attacks from short-term-oriented activist investors. As such, in light of the unique nature of CEFs and their differences in corporate governance practices from operating companies, we will consider on a case-by-case basis proposals involving the adoption of defensive measures by CEFs. This is consistent with our approach to proxy voting that recognizes the importance of case-by-case analysis to ensure alignment with investment team views, and voting in accordance with the best interest of our shareholders.

Compensation issues

Advisory votes on executive compensation (say on pay)

General Policy: We will consider on a case-by-case basis the advisory vote on executive compensation (say on pay). We expect well-designed plans that clearly demonstrate the alignment between pay and performance, and we encourage companies to be responsive to low levels of support by engaging with shareholders. We also prefer that companies offer an annual non-binding vote on executive compensation. In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently.

We generally note the following red flags when evaluating executive compensation plans:

● Undisclosed or Inadequate Performance Metrics: We believe that performance goals for compensation plans should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the plan will drive long-term value creation.

● Excessive Equity Grants: We will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

74     Statement of Additional Information  ■  College Retirement Equities Fund

● Lack of Minimum Vesting Requirements: We believe that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

● Misalignment of Interests: We support equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

● Special Award Grants: We will generally not support mega-grants. A company’s history of such excessive grant practices may prompt us to vote against the stock plans and the directors who approve them. Mega-grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance. We also expect companies to provide a rationale for any other one-time awards such as a guaranteed bonus or a retention award.

● Excess Discretion: We will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting or performance requirements.

● Lack of Clawback Policy: We believe companies should establish clawback policies that permit recoupment from any senior executive who received compensation as a result of defective financial reporting, or whose behavior caused financial harm to shareholders or reputational risk to the company.

Equity-based compensation plans

General Policy: We will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where potential dilution or burn rate total is excessive. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating equity incentive plans:

● Evergreen Features: We will generally not support option plans that contain evergreen features, which reserve a specified percentage of outstanding shares for award each year and lack a termination date.

● Reload Options: We will generally not support reload options that are automatically replaced at market price following exercise of initial grants.

● Repricing Options: We will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

● Undisclosed or Inappropriate Option Pricing: We will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

Golden parachutes

General Policy: We will vote on a case-by-case basis on golden parachute proposals, taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change-of-control agreements and no excise tax gross-up.

Shareholder resolutions on executive compensation

General Policy: We will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

III. Guidelines for ESG shareholder resolutions

We generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors should determine the strategic impact of environmental and social issues and disclose how they are dealing with these issues to mitigate risk and advance long-term shareholder value.

Environmental issues

Global climate change

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

College Retirement Equities Fund  ■  Statement of Additional Information     75

Use of natural resources

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards to local, regional or global ecosystems that result from its operations or activities.

Animal welfare

General Policy: We will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Issues related to customers

Product responsibility

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure relating to the quality, safety and impact of a company’s goods and services on the customers and communities it serves.

Predatory lending

General Policy: We will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and about policies designed to prevent predatory lending practices.

Issues related to employees and suppliers

Diversity and nondiscrimination

General Policies:

● We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

● We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce, board diversity, and gender pay equity policies and practices.

Global labor standards

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Issues related to communities

Corporate response to global health risks

General Policy: We will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Global human rights codes of conduct

General Policy: We will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or areas of weak governance.

Disclosures

Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC are SEC registered investment advisers and subsidiaries of Nuveen, LLC

76     Statement of Additional Information  ■  College Retirement Equities Fund

Nuveen proxy voting policy

Applicability

This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC

Policy purpose and statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively, the “Advisers”) vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under “Roles and Responsibilities”.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

College Retirement Equities Fund  ■  Statement of Additional Information     77

Advisers

1. Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2. When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3. Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1. Performs day-to-day administration of the Advisers’ proxy voting processes.

2. Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:

● Input from Advisory Personnel

● Third-party research

● Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3. Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4. Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

5. Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6. Performs an annual vote reconciliation for review by the Committee.

7. Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8. Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9. Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10. Creates and retains certain records in accordance with Nuveen’s Record Management program.

11. Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.

12. Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1. Ensures proper disclosure of the Advisers’ Policy to clients as required by regulation or otherwise.

2. Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3. Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4. Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

78     Statement of Additional Information  ■  College Retirement Equities Fund

Nuveen proxy voting conflicts of interest policy and procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”) (each an “Adviser” and collectively referred to as the “Advisers”).

Policy purpose and statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Responsible Investing Team (“RI Team”) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the RI Team based on the following:

1. The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i. The TIAA CEO,

ii. Nuveen Executive Leadership Team,

iii. RI Team members who provide proxy voting recommendations on behalf of the Advisers,

iv. Advisory Personnel, and

v. Household Members of the parties listed above in Nos. 1(i)–1(iv).

 The following criteria constitute a potential Material Conflict:

● Any individual identified above in 1(i)–1(v) who serves on a Portfolio Company’s board of directors; and/or

● Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.

2. In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i. Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii. Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii. Voting proxies for Portfolio Companies that have a material distribution relationship* with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

College Retirement Equities Fund  ■  Statement of Additional Information     79

iv. Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity* and

v. Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or its affiliate(s) have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third-party clients.† TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines”) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

____

* Such criteria is defined in a separate standard operating procedure.

† Such list is maintained in a separate standard operating procedure.

Policy requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria‡ to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

80     Statement of Additional Information  ■  College Retirement Equities Fund

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

____

‡ Such criteria is defined in a separate standard operating procedure.

Roles and responsibilities

Nuveen Proxy Voting Committee

1. Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Review and approve the Policy annually, or more frequently as required.

3. Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4. Review RI Team Material Conflicts reporting.

5. Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Responsible Investing Team

1. Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.

2. RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3. Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4. Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5. In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.

6. Provide Nuveen Compliance with established reporting.

7. Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8. Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1. Promptly disclose Material Conflicts to Nuveen Compliance.

2. Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3. From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1. Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2. Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3. Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4. Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.

College Retirement Equities Fund  ■  Statement of Additional Information     81

5. Perform periodic monitoring to determine adherence to the Policy.

6. Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7. Assist the Committee with the annual review of this Policy.

Nuveen Legal

1. Provide legal guidance as requested.

Governance

Review and approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

82     Statement of Additional Information  ■  College Retirement Equities Fund

[This page intentionally left blank.]

A10894 (5/23)

PART C

OTHER INFORMATION

Item 32.	Exhibits

(a)	Not Applicable

(b)	(1)	Charter of CREF (as amended) (4)

(2)	Constitution of CREF (as amended) (5)

(3)	CREF Amended By-Laws December 3, 2013 (17)

(c)	(1)	Indenture Agreement between CREF and Canada Permanent Trust Company (P)

(2)	Master Custodian Agreement dated November 20, 2007 between CREF, State Street Bank and Trust Company (“State Street”) and certain other parties thereto (7)

(3)	Form of Custodial Undertaking In Connection with Master Repurchase Agreement dated March 8, 2010 between TIAA-CREF Investment Management, LLC (“TCIM”), Goldman, Sachs & Co. and The Bank of New York Mellon (10)

(4)	Service and Subcontracting Agreement dated April 1, 2021 between Teachers Insurance and Annuity Association of America (“TIAA”) and TIAA Shared Services, LLC (“TSS”) (20)

(d)	Not Applicable

(e)	(1)	Form of April 29, 2022 Amended and Restated Administrative Services Agreement, originally dated January 1, 2009, by and between CREF and TIAA (21)

(2)	Form of April 29, 2022 Amended and Restated Principal Underwriting and Distribution Services Agreement, originally dated January 1, 2009, by and between CREF and TIAA-CREF Individual & Institutional Services, LLC (“Services”) (21)

(3)	Schedule C (2023 Reimbursement Rates) effective May 1, 2023 to the Administrative Services Agreement between CREF and TIAA*

(4)	Form of Schedule B (2023 Reimbursement Rates) effective May 1, 2023 to the Principal Underwriting and Distribution Services Agreement between CREF and Services*

(5)	CREF Multiple Class Plan Amended and Restated as of May 1, 2023*

(f)	(1)	Retirement Unit-Annuity Certificate (2)

(2)	Supplemental Retirement Unit-Annuity Certificate (2)

(i)	Deferred Unit-Annuity Endorsement (13)

(ii)	Deferred Unit-Annuity Endorsement (13)

(iii)	Deferred Unit-Annuity Endorsement - Minimum Distribution Unit-Annuity Election Endorsement (13)

(iv)	Deferred Unit-Annuity Endorsement (13)

(v)	Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-DA-OPT-E1) (17)

(vi)	Form of Deferred Unit-Annuity Endorsement - Income Test Drive Unit-Annuity Election Endorsement (C-GDA-OPT-E1) (17)

(3)	The following Unit-Annuity Certificates representing distinct Income Options available under RA and SRA Certificates:

(i)	Life Unit-Annuity (2)

(ii)	Life Unit-Annuity with Minimum Guaranteed Period (2)

(4)	Accumulation-Unit Deposit Certificate (payable as a death benefit only)

(i)	Group Retirement Annuity Contract (including Specimen of Group Retirement Unit-Annuity Certificate and Agreement with Trustee) (2)

(ii)	Form of Election Agreement between CREF and Employer (for Group Retirement Annuity Contract) (2)

(iii)	Group Retirement Unit-Annuity Contract (for use in Oregon) (2)

(iv)	Group Retirement Unit-Annuity Certificate (for use in Oregon) (2)

(5)	Endorsement to Retirement Unit-Annuity and Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Money Market Account)

(i)	Rollover Individual Retirement Unit-Annuity Certificate (2)

(6)	The Following Certificates representing CREF Income Options:

(i)	Life Unit-Annuity (2)

(ii)	Life Unit-Annuity with Minimum Guaranteed Period (2)

(iii)	Last Survivor Life Unit-Annuity (2)

(iv)	Joint and Survivor Life Unit-Annuity (2)

(v)	Last Survivor Life Unit-Annuity with Minimum Guaranteed Period (2)

(vi)	Joint and Survivor Life Unit-Annuity with Minimum Guaranteed Period (2)

(vii)	Unit-Annuity Certain (2)

(viii)	Minimum Distribution Option (2)

(7)	Accumulation-Unit Deposit Certificate (payable as a death benefit only) (2)

(8)	(i)	Endorsement to in-force Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions) (2)

(ii)	Endorsement to in-force Supplemental Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity) (2)

	(iii)	Endorsement to new issues of the Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice, and Global Equities Accounts, Deletion of a CREF Account or Unit-Annuity, transfers to CREF or TIAA, addition of Minimum Distribution Annuity, addition of Spouse’s Rights to Benefits, and IRC Withdrawal Restrictions) (2)

(9)	(i)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Global Equities Account and IRC Withdrawal Restrictions) (2)

(ii)	Endorsement to in-force Retirement Unit-Annuity Certificates (reflecting addition of Minimum Distribution Annuity and availability of Unit-Annuity for a Fixed Period) (2)

(iii)	Endorsement to new issues of the Retirement Unit-Annuity Certificate (reflecting addition of Money Market, Bond Market, Social Choice and Global Equities Accounts, deletion of CREF Account or Unit-Annuity, availability of transfers to Approved Funding Vehicles, Cash Withdrawals, availability of Unit-Annuity for a Fixed Period, Right to Split Certificate, addition of Minimum Distribution Annuity, addition of Spouse’s Rights to Benefits, and IRC Withdrawal Restrictions) (2)

(10)	(i)	Endorsement to in-force Group Supplemental Retirement Unit-Annuity Certificates (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement to in-force and some new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity) (2)

(iii)	Endorsement to new issues of the Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Global Equities Account, and deletion of a CREF Account or Unit-Annuity and addition of the Minimum Distribution Annuity) (2)

(iv)	Endorsement to Group Supplemental Retirement Unit-Annuity certificates for 401(k) retirement plans (reflecting annuity starting date, availability of lump-sum benefits and IRC Withdrawal Restrictions) (2)

(v)	Endorsement to CREF Group Supplemental Retirement Unit-Annuity Certificate (12)

(11)	(i)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued on or After 3/1/91 (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement to in-force Group Retirement Unit-Annuity Certificates Issued Before 3/1/91 (reflecting addition of the Global Equities Account and IRC Withdrawal Restrictions) (2)

(iii)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity and availability of Annuity for a Fixed Period) (2)

(iv)	Endorsement to in-force Group Retirement Unit-Annuity Certificate (reflecting addition of Minimum Distribution Annuity, availability of Annuity for a Fixed Period and IRC Withdrawal Restrictions) (2)

(v)	Endorsement to Your CREF Minimum Distribution Annuity Certificate (12)

(12)	Endorsement to new issues of Retirement Unit-Annuity Certificates and Supplemental Retirement Unit-Annuity Certificates (reflecting restatement of accumulation unit value on 12/21/86 and inclusion of net dividend income in value of accumulation unit beginning 1/1/87) (2)

(13)	Endorsement to new and in-force issues of CREF Retirement Unit-Annuity Certificate, Supplemental Retirement Unit-Annuity Certificate, Group Retirement Unit-Annuity Certificate, Group Supplemental Retirement Unit-Annuity Certificate, Rollover IRA Certificate, Minimum Distribution Annuity Certificate and Accumulation-Unit Deposit Certificate (reflecting addition of the Growth Account and the Equity Index Account) (2)

(14)	Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of Social Choice Account payout option) (2)

(15)	Endorsement to CREF Certificates (reflecting yearly transfer to Minimum Distribution Annuity Certificate) (2)

(16)	Endorsement to CREF Certificates (reflecting allocation and transfer options, CREF’s right to split certificate, and CREF’s right to delete Bond Market or Social Choice Account or to stop providing Unit-Annuities thereunder) (2)

(17)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (non-cashable) (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement to new issues of the Minimum Distribution Annuity Certificate (non-cashable) (reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF account or Unit-Annuity) (2)

(18)	(i)	Endorsement to in-force Minimum Distribution Annuity Certificates (cashable) (reflecting addition of the Global Equities Account) (2)

(ii)	Endorsement of new issues of Minimum Distribution Annuity Certificates (cashable)(reflecting addition of the Global Equities Account, definition of Annuity Unit, and deletion of a CREF Account or Unit-Annuity) (2)

(19)	Endorsement to new issues of Unit-Annuity Certificates (reflecting addition of the Global Equities Account and deletion of a Unity-Annuity) (2)

(20)	(i)	Endorsement to Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(ii)	Endorsement to Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(iii)	Endorsement to Rollover Individual Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(iv)	Endorsement to Group Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(v)	Endorsement to Group Supplemental Retirement Unit-Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account and Right to a Tax-Free Rollover) (1)

(vi)	Endorsement to Minimum Distribution Annuity Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)

(vii)	Endorsement to CREF Unit-Annuity Certificates (reflecting addition of the Inflation-Linked Bond Account) (1)

(viii)	Endorsement to CREF Accumulation-Unit Deposit Certificate (reflecting addition of the Inflation-Linked Bond Account) (1)

(ix)	Endorsement to Group Supplemental Retirement Annuity Certificate (for participants in the Alternative Plan to Social Security) (1)

(x)	Forms of CREF Group Unit Annuity (8)

(xi)	Forms of CREF After-Tax Retirement Unit Annuity (8)

(xii)	Forms of CREF Individual Retirement Unit Annuity (8)

(xiii)	Forms of CREF Roth Individual Retirement Unit Annuity (8)

(xiv)	Endorsement to Deferred Unit Annuity Certificate (clarifies determination of death benefit) (8)

(xv)(a)	Endorsement to CREF Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (8)

(xv)(b)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (reflects changes resulting from EGTRRA of 2001) (8)

(xvi)	Endorsement to CREF Supplemental Retirement Unit-Annuity and CREF Group Retirement Unit-Annuity (internal transfers and guarantees for transfers to TIAA) – C996.2 (8)

(xvii)	Endorsement to CREF Deferred Unit-Annuity Certificate (revises default premium allocation to employer retirement plan’s rules, or if none, to the CREF Money Market Account) (9)

(xviii)	Endorsement to CREF Group Unit-Annuity Contract (12)

(xix)	Endorsement to Your CREF Accumulation-Unit Deposit Certificate (12)

(xx)	Endorsement to Your CREF Deferred Unit-Annuity Certificate (12)

(xxi)	Endorsement to Your CREF Immediate Unit-Annuity Certificate (12)

(xxii)	Endorsement to Your CREF Deferred Annuity Certificate (C-CERT-MULTI-E1) (14)

(xxiii)	Endorsement to Your CREF Deferred Annuity Certificate (C-GCERT-MULTI-E1) (14)

(xxiv)	Endorsement to Your CREF Deferred Annuity Certificate (C-CONT-MULTI-E1) (14)

(xxv)	Endorsement to Your CREF Group Supplemental Retirement Unit-Annuity Certificate (C-GSRA-PAL-E1) (16)

(xxvi)	Endorsement to Your CREF Group Retirement Unit-Annuity Certificate (C-GRA- RPL-E1) (20)

(xxvii)	Endorsement to Your CREF Group Supplemental Retirement Annuity Certificate (C-GSRA-CPMS-E1) (20)

(xxviii)	Endorsement to Your CREF Annuity Certificate (C-IA-SECURE-E1-NY-1) (20)

(xxix)	Endorsement to Your CREF Annuity Certificate (C-IA-SECURE-E1-NY-2) (20)

(xxx)	Endorsement to Your CREF Retirement Unit-Annuity Certificate (C-RA-RPL-E1) (20)

(xxxi)	Endorsement to Your CREF Supplemental Retirement Unit-Annuity Certificate (C-SRA-RPL-E1) (20)

(xxxii)	Endorsement to Your CREF Deferred Annuity Certificate (Name Change of Bond Market Account) (C-DA-BOND-E1) (21)

(xxxiii)	Endorsement to Your CREF Deferred Annuity Contract (Name Change of Bond Market Account) (C-CONT-BOND-E1) (21)

(xxxiv)	Endorsement to Your CREF Deferred Annuity Certificate (Name Change of Bond Market Account) (C-GCERT-BOND-E1) (21)

(xxxv)	Endorsement to Your CREF Unit-Annuity Certificate (Name Change of Bond Market Account) (C-IA-BOND-E1) (21)

(xxxvi)	Endorsement to Your CREF Group Supplemental Retirement Annuity Certificate (modifies provisions of your CREF GSRA) (C-GSRA-CPMS-E2) (21)

(21)	Forms of Retirement Select, Retirement Select Plus and CREF Retirement Unit-Annuity Certificate Endorsements and Certificates (5)

(22)	Forms of CREF Retirement Choice Annuity Contract and Retirement Choice Plus Annuity Contract (6)

(i)	Retirement Choice Annuity Certificate - Group Flexible Premium Deferred Variable Annuity Certificate (CIGRS-CERT2) (11)

(ii)	Retirement Choice Annuity Certificate - Group Flexible Premium Deferred Variable Annuity Certificate (CIGRSP-CERT2) (11)

(iii)	Retirement Choice Annuity Certificate (12)

(iv)	Retirement Choice Plus Annuity Certificate (12)

(v)	Endorsement to Your CREF Group Deferred Unit-Annuity Certificate (12)

(vi)	Endorsement to Your CREF Group Unit-Annuity Contract (12)

(vii)	Endorsement to Your CREF Annuity Certificate (CREF-72S-E2) (15)

(viii)	Retirement Choice Plus Annuity Certificate (CIGRSP-CERT3A) (16)

(ix)	Retirement Choice Annuity Certificate (CIGRSP-CERT-TR) (16)

(x)	Endorsement to Your CREF Retirement Choice Plus Annuity Certificate (C-RCP-CERT-PAL-E1) (16)

(xi)	Endorsement to Your CREF Retirement Choice Annuity Certificate (C-RC-PAL-E1) (16)

(xii)	Retirement Choice Plus Non-ERISA Annuity Certificate (CIGRSPNE-CERT1) (16)

(xiii)	Retirement Choice Annuity Contract (GICRS-02) (16)

(xiv)	Endorsement to Your CREF Retirement Choice Annuity Contract (C-RC-PAL-E1) (16)

(xv)	Retirement Choice Plus Annuity Contract (CIGRSP-TR) (16)

(xvi)	Retirement Choice Plus Annuity Contract (CIGRSP-02A) (16)

(xvii)	Endorsement to Your CREF Retirement Choice Plus Annuity Contract (C-RCP-PAL-E1) (16)

(xviii)	Application for TIAA and CREF Retirement Choice Plus Annuity Contracts (RCPTRUST-APP) (16)

(xix)	Application for CREF Retirement Choice Plus Non-ERISA Annuity Contract (CIGRSPNE-APP) (16)

(xx)	Retirement Choice Plus Non-ERISA Annuity Contract (CIGRSPNE-MC) (16)

(xxi)	Endorsement to your CREF Retirement Choice Annuity Contract or Your CREF Retirement Choice Plus Annuity Contract (CIGRS-CPMS-E2) (18)

(xxii)	Endorsement to your CREF Retirement Choice Annuity Certificate or Your CREF Retirement Choice Plus Annuity Certificate (CIGRS-CRT-CPMS-E2) (18)

(xxii)(a)	Multiple Employer Plan Retirement Choice Annuity Contract Application, Contract and Certificate: (19)

Multiple Employer Plan Retirement Choice Annuity Contract Application, (APCIGRS-MEP-01-APP)

Multiple Employer Plan Retirement Choice Annuity Contract (CIGRS-MEP-01)

Multiple Employer Plan Retirement Choice Annuity Certificate (CIGRS-MEP-01-CERT)

(xxii)(b)	Multiple Employer Plan Retirement Choice Plus Annuity Application, Contract and Certificate: (19)

Multiple Employer Plan Retirement Choice Plus Annuity Application (APCIGRSP-MEP-01-APP)

Multiple Employer Plan Retirement Choice Plus Annuity Contract (CIGRSP-MEP-01)

Multiple Employer Plan Retirement Choice Plus Annuity Certificate (CIGRSP-MEP-01-CERT)

(xxiii)	Retirement Choice Annuity Contract (CIGRS-TR01)*

(xxiv)	Retirement Choice Annuity Certificate (CIGRS-TR01-CERT)*

(xxv)	Retirement Choice Plus Annuity Contract (CIGRSP-TR01)*

(xxvi)	Retirement Choice Plus Annuity Certificate (CIGRSP-TR01-CERT)*

(23)	IRA Certificate for Individual Flexible Premium Deferred Variable Unit-Annuity (CREF-IRA-01) (11)

(i)	Endorsement to Your CREF IRA Certificate Individual Flexible Premium Deferred Variable Unit-Annuity (CIRA-2007-LRM) (11)

(ii)	CREF Non-Qualified Deferred Annuity Certificate (CREF-IRA-02) (17)

(24)	Roth IRA Certificate for Individual Flexible Premium Deferred Variable Unit-Annuity (CREF-Roth-01) (11)

(i)	Endorsement to Your CREF Roth IRA Certificate Individual Flexible Premium Deferred Variable Unit-Annuity (CROTH-2007-LRM) (11)

(25)	Endorsement to Your CREF Unit-Annuity Contract (CEW-E1) (11)

(26)	Endorsement to Your CREF Unit-Annuity Contract (CEW-CRT-E1) (11)

(27)	Group Accumulation Contract (CLC-CREF) (11)

(28)	Endorsement to Your CREF Retirement Choice Unit-Annuity Contract or CREF Retirement Choice Plus Unit-Annuity Contract (CIGRSP-EACCT-E2) (11)

(29)	(i)	Endorsement to Your CREF Retirement Choice Annuity Contract or Your Retirement Choice Plus Annuity Contract (CIGRS-CPMS-E1) (15)

(ii)	Endorsement to Your CREF Retirement Choice Annuity Certificate or CREF Retirement Choice Plus Annuity Certificate (CIGRS-CRT-CPMS-E1) (15)

(30)	Endorsement to Your CREF Unit-Annuity Contract (C-IA-MULTI-E1) (14)

(31)	Endorsement to Your CREF Funding Agreement (C-FA-MULTI-E1) (14)

(32)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-MD-NC-PO-E1) (14)

(33)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-MD-NC-NEW-PO-E1) (14)

(34)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-G-MD-NC-PO-E1) (14)

(35)	Your CREF Deferred Unit-Annuity Endorsement – Minimum Distribution Unit-Annuity Election Endorsement (C-G-MD-NEW-PO-E1) (14)

(36)	Minimum Distribution Unit – Annuity Election Endorsement (C-MD-NC-ATRA-PO-E1) (16)

(g)	(1)	Application for Retirement Unit-Annuity Certificate

(i)	Application for Retirement Unit-Annuity Contracts (2)

(ii)	Application for Retirement Unit-Annuity Contracts (for retirement plans not covered by ERISA) (2)

(iii)	Application for CREF Retirement Choice Annuity Contract (CIGRS-02-APP) (15)

(iv)	Application for CREF Retirement Choice Plus Annuity Contract (CIGRSP-02-APP) (15)

(2)	Application for Supplemental Retirement Unit-Annuity Certificate

(i)	Application for Supplemental Retirement Annuity Contracts (2)

(ii)	Application for Supplemental Retirement Annuity Contracts (for retirement plans not covered by ERISA) (2)

(3)	(i)	Application for Institutionally Owned Retirement Annuity Contracts (2)

(ii)	Applications for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting (2)

(iii)	Application for Institutionally Owned Retirement Annuity Contracts with Delayed Vesting (for retirement plans not covered by ERISA) (2)

(iv)	Application for Group Retirement Unit-Annuity Contract in Oregon (2)

(4)	(i)	Enrollment Form for Group Retirement Annuity Certificates (2)

(ii)	Enrollment Form for Group Retirement Annuity Certificates (for retirement plans not covered by ERISA) (2)

(5)	Application for Rollover Individual Retirement Annuity Contracts (2)

(6)	(i)	Application for Retirement Annuity Contracts Under a Registered Pension Plan (RPP) (P)

(ii)	Application for Retirement Annuity Contracts under a Registered Retirement Savings Plan (RRSP) in Canada (P)

(7)	Applications for Annuity Benefits (2)

(8)	(i)	Enrollment Form for Group Supplemental Retirement Annuity Certificates (2)

(ii)	Enrollment Form for Group Supplemental Retirement Annuity Certificates (for retirement plans not covered by ERISA) (2)

(9)	(i)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting (2)

(ii)	Enrollment Form for Institutionally Owned Group Retirement Annuity Certificates with Delayed Vesting (for retirement plans not covered by ERISA) (2)

(10)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting (2)

(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates — One Set Providing for Delayed Vesting (for retirement plans not covered by ERISA) (2)

(11)	(i)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates (2)

(ii)	Enrollment Form for Two Sets of Group Retirement Annuity Certificates (for retirement plans not covered by ERISA) (2)

(12)	(i)	CREF Keogh Certificate (3)

(ii)(a)	Enrollment Forms for Keogh Certificates (employee) (8)

(ii)(b)	Enrollment Forms for Keogh Certificates (business owner) (8)

(13)	Application for Traditional, Roth, and SEP IRA contracts (8)

(14)	(i)	Enrollment Forms in various combinations for the following contracts/certificates: Retirement Unit-Annuity, Supplemental Retirement Unit-Annuity, Group Retirement Unit-Annuity, and Group Supplemental Retirement Unit-Annuity (8)

(ii)	Enrollment Forms in various combinations for the following contracts/certificates: Retirement Unit-Annuity, Supplemental Retirement Unit-Annuity, Group Retirement Unit-Annuity, and Group Supplemental Retirement Unit-Annuity (with spousal waiver) (8)

(15)	Enrollment Form for Group Supplemental Retirement Annuity Certificates for institutionally owned deferred compensation plans (8)

(16)	Enrollment Form for Group Retirement Annuity Certificates for institutionally owned deferred compensation plans (8)

(h)	Not Applicable

(i)	None

(j)	(1)	TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan (7)

(2)	TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan (7)

(k)	(1)	Investment Accounting Agreement dated as of November 20, 2007 between CREF, State Street and certain other parties thereto (7)

(2)	Form of May 1, 2016 Amended and Restated Investment Management Services Agreement by and between CREF and TCIM (16)

(3)	Form of Money Market Account Expense Waiver Recoupment Agreement between CREF and TIAA dated April 29, 2022 (21)

(4)	Schedule B (2023 Reimbursement Rates) effective May 1, 2023 to the Amended and Restated Investment Management Services Agreement between CREF and TCIM*

(l)	None

(m)	(1)	Opinion and Consent of Rachael M. Zufall, Esq.*

(2)	Consent of Dechert LLP*

(n)	Consent of PricewaterhouseCoopers LLP*

(o)	None

(p)	Contribution Agreement between CREF and TIAA

(1)	Contribution Agreement between CREF and TIAA (for Money Market Account) (2)

(2)	Seed Money Agreement between CREF and TIAA (for Global Equities Account) (2)

(3)	Seed Money Agreement between CREF and TIAA (for Equity Index and Growth Accounts) (2)

(4)	Seed Money Agreement between CREF and TIAA (for Inflation-Linked Bond Account) (1)

(q)	(1)	Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (“Advisers”) Employee Trading Supplemental Policy (17)

(2)	Supplement to Nuveen Code of Ethics For Independent Trustees of the TIAA-CREF Funds Complex (17)

(3)	Nuveen Code of Ethics effective February 15, 2023*

(r)	Form of Initial Summary Prospectuses

(1)	Summary Prospectus for New Investors for CREF dated as of May 1, 2023*

(s)	Schedules for Computation of Performance Quotations (N/A)

(t)	(1) Powers of Attorney for Forrest Berkley, Nancy A. Eckl, Michael A. Forrester, Howell E. Jackson, Thomas J. Kenny, James M. Poterba and Maceo K. Sloan (12)

(2)	Power of Attorney for Janice C. Eberly (12)

(3)	Power of Attorney for Joseph A. Boateng (18)

(4)	Powers of Attorney for Joseph A. Carrier, Nicole Thorne Jenkins and Loren M. Starr*

*	Filed herewith.

(P)	Paper filing

(1)	Previously filed in Post-effective Amendment No. 26 to Form N-3 dated February 11, 1997 (File No. 033-00480) and incorporated herein by reference.

(2)	Previously filed in Post-effective Amendment No. 30 to Form N-3 dated February 19, 1999 (File No. 033-00480) and incorporated herein by reference.

(3)	Previously filed in Post-effective Amendment No. 32 to Form N-3 dated April 26, 2000 (File No. 033-00480) and incorporated herein by reference.

(4)	Previously filed in Post-effective Amendment No. 35 to Form N-3 dated April 29, 2003 (File No. 033-00480) and incorporated herein by reference.

(5)	Previously filed in Post-effective Amendment No. 36 to Form N-3 dated April 30, 2004 (File No. 033-00480) and incorporated herein by reference.

(6)	Previously filed in Post-effective Amendment No. 40 to Form N-3 dated May 1, 2007 (File No. 033-00480) and incorporated herein by reference.

(7)	Previously filed in Post-effective Amendment No. 41 to Form N-3 dated February 29, 2008 (File No. 033-00480) and incorporated herein by reference.

(8)	Previously filed in Post-effective Amendment No. 42 to Form N-3 dated May 1, 2008 (File No. 033-00480) and incorporated herein by reference.

(9)	Previously filed in Post-effective Amendment No. 43 to Form N-3 dated May 1, 2009 (File No. 033-00480) and incorporated herein by reference.

(10)	Previously filed in Post-effective Amendment No. 44 to Form N-3 dated May 1, 2010 (File No. 033-00480) and incorporated herein by reference.

(11)	Previously filed in Post-effective Amendment No. 45 to Form N-3 dated May 1, 2011 (File No. 033-00480) and incorporated herein by reference.

(12)	Previously filed in Post-effective Amendment No. 47 to Form N-3 dated May 1, 2013 (File No. 033-00480) and incorporated herein by reference.

(13)	Previously filed in Post-effective Amendment No. 48 to Form N-3 dated April 30, 2014 (File No. 033-00480) and incorporated herein by reference.

(14)	Previously filed in Post-effective Amendment No. 50 to Form N-3 dated April 24, 2015 (File No. 033-00480) and incorporated herein by reference.

(15)	Previously filed in Post-effective Amendment No. 51 to Form N-3 dated April 27, 2016 (File No. 033-00480) and incorporated herein by reference.

(16)	Previously filed in Post-effective Amendment No. 52 to Form N-3 dated April 27, 2017 (File No. 033-00480) and incorporated herein by reference.

(17)	Previously filed in Post-effective Amendment No. 53 to Form N-3 dated April 26, 2018 (File No. 033-00480) and incorporated herein by reference.

(18)	Previously filed in Post-effective Amendment No. 54 to Form N-3 dated April 25, 2019 (File No. 033-00480) and incorporated herein by reference.

(19)	Previously filed in Post-effective Amendment No. 55 to Form N-3 dated April 23, 2020 (File No. 033-00480) and incorporated herein by reference.

(20)	Previously filed in Post-effective Amendment No. 56 to Form N-3 dated April 23, 2021 (File No. 033-00480) and incorporated herein by reference.

(21)	Previously filed in Post-effective Amendment No. 60 to Form N-3 dated April 29, 2022 (File No. 033-00480) and incorporated herein by reference.

Item 33.	Directors and Officers of the Insurance Company

Not Applicable.

Item 34.	Persons Controlled by or Under Common Control with the Insurance Company or Registrant

The Registrant disclaims any assertion that its investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), or the parent company or any affiliate of TCIM directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, all of the persons that serve on the Board of Trustees of the TIAA-CREF Funds (“TCF”) and TIAA-CREF Life Funds (“TCLF”), and the Management Committee of TIAA Separate Account VA-1 (“VA-1”), (collectively, the “other registrants”), each of which has an affiliate of TCIM as its investment adviser, also serve on the Board of the Registrant. In addition, the Registrant and the other registrants have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other registrants because the power residing in the respective boards or management committee and officers arises as the result of an official position with the respective investment companies.

Item 35.	Indemnification

Governors, Trustees, officers and employees of CREF may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Five of CREF’s bylaws. Article Five provides that, to the extent permitted by laws, CREF will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was an governor, Trustee, officer or employee of CREF or, while an governor, Trustee, officer or employee of CREF, served any other organization in any capacity at CREF’s request. Article Five also provides, however, that no person shall be indemnified for any liabilities or expenses arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office. In addition, it provides that no person shall be indemnified unless such person acted in good faith and in the reasonable belief that such action was in the best interests of CREF and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful. Article Five provides reasonable and fair means for determining whether any person is entitled to indemnification. If certain conditions are met, CREF may pay liabilities or expenses in advance of the final disposition of the action, suit or proceeding. No indemnification payment may be made unless a notice concerning the payment has been filed with the New York State Superintendent of Insurance. CREF has in effect an insurance policy that will indemnify its governors, Trustees, officers and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to governors, Trustees, and officers of CREF, pursuant to the foregoing provision or otherwise, CREF has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by an governor, Trustee, or officer in the successful defense of any action, suit or proceeding) is asserted by a governor, Trustee, or officer in connection with the securities being registered, CREF will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 36.	Business and Other Connections of Investment Adviser

Investment advisory services for CREF’s investment accounts are provided by TCIM. In this connection, TCIM is registered as an investment adviser under the Investment Advisers Act of 1940.

The business and other connections of TCIM’s officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-38029), the text of which is hereby incorporated by reference.

Item 37.	Principal Underwriters

TIAA-CREF Individual & Institutional Services, LLC (“Services”) acts as the principal underwriter for CREF. The Managers of Services are Rashmi Badwe, Eric T. Jones, Angela Kahrmann, Benjamin Lewis and Raymond Bellucci. The executive officers of Services are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Rashmi Badwe	Manager	None
Benjamin Lewis	Manager	None
Eric T. Jones	Manager	None
Raymond Bellucci	Manager, Senior Managing Director	None
Angela Kahrmann	Manager, President, Chairman, Chief Executive Officer	None
Ross Abbott	Chief Operating Officer	None
Christopher A. Baraks Troy Burk	Vice President, Corporate Tax Chief Anti-Money Laundering & Sanctions Officer	None None
Helen Barnhill	Director, Chief Legal Officer, Assistant Secretary	None
Lisa K. Lynn	Chief Compliance Officer, Managing Director	None
David Barber Jeanne Zelnick Isaac Rodriguez	Chief Financial Officer Secretary Chief Conflict of Interest Officer	None None None
Christopher J. Heald	Treasurer	None
Megan Sendlak	Managing Director, Controller	None

*       The business address of all directors and officers of Services is 730 Third Avenue, New York, NY 10017-3206.

Additional information about the officers of Services can be found on Schedule A of Form BD for Services, as currently on file with the Commission (File No. 8-44454).

Item 38.	Location of Accounts and Records

See Item B.3 of the most recent CREF N-CEN filing.

Item 39.	Management Services

Not Applicable.

Item 40.	Fee Representation

CREF hereby represents that the fees and charges deducted under the Certificates, in the aggregate, are reasonable in relation to the services rendered the expenses expected to be incurred, and the risks assumed by CREF.

REPRESENTATION UNDER RULE 6C-7

The undersigned registrant hereby represents that Rule 6c-7 under the Investment Company Act of 1940 is being relied on and that the provisions of paragraphs (a)-(d) of Rule 6c-7 are being complied with.

REPRESENTATION CONCERNING NO-ACTION LETTER ISSUED TO ACLI

CREF represents that the no-action letter issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance and Annuity Company are being relied upon, and that the terms of those no-action positions have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, CREF certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 27th day of April, 2023.

COLLEGE RETIREMENT EQUITIES FUND

By:	/s/ Colbert Narcisse
Name: Colbert Narcisse
Title: President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Colbert Narcisse	President and Chief Executive Officer
Colbert Narcisse	(Principal Executive Officer)	April 27, 2023

/s/ E. Scott Wickerham	Principal Financial Officer, Principal Accounting Officer and Treasurer	April 27, 2023
E. Scott Wickerham	(Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	April 27, 2023	*	April 27, 2023
Forrest Berkley		Howell E. Jackson

*	April 27, 2023	†	April 27, 2023
Joseph A. Boateng		Nicole Thorne Jenkins

†	April 27, 2023	*	April 27, 2023
Joseph A. Carrier		Thomas J. Kenny

*	April 27, 2023	*	April 27, 2023
Janice C. Eberly		James M. Poterba

*	April 27, 2023	†	April 27, 2023
Nancy A. Eckl		Loren M. Starr

*	April 27, 2023
Michael A. Forrester

/s/ Rachael M. Zufall	April 27, 2023
Rachael M. Zufall as attorney-in-fact

*	Signed by Rachael M. Zufall pursuant to powers of attorney previously filed with the Securities and Exchange Commission.
†	Signed pursuant to powers of attorney filed herewith.

Exhibit List

(e)(3)	Schedule C (2023 Reimbursement Rates) effective May 1, 2023 to the Administrative Services Agreement between CREF and TIAA

(e)(4)	Form of Schedule B (2023 Reimbursement Rates) effective May 1, 2023 to the Principal Underwriting and Distribution Services Agreement between CREF and Services

(e)(5)	CREF Multiple Class Plan Amended and Restated as of May 1, 2023

(f)(22)(xxiii)	Retirement Choice Annuity Contract (CIGRS-TR01)

(f)(22)(xxiv)	Retirement Choice Annuity Certificate (CIGRS-TR01-CERT)

(f)(22)(xxv)	Retirement Choice Plus Annuity Contract (CIGRSP-TR01)

(f)(22)(xxvi)	Retirement Choice Plus Annuity Certificate (CIGRSP-TR01-CERT)

(k)(4)	Schedule B (2023 Reimbursement Rates) effective May 1, 2023 to the Amended and Restated Investment Management Services Agreement between CREF and TCIM

(m)(1)	Opinion and Consent of Rachael M. Zufall, Esq.

(m)(2)	Consent of Dechert LLP

(n)	Consent of PricewaterhouseCoopers LLP

(q)(3)	Nuveen Code of Ethics dated February 15, 2023

(r)(1)	Summary Prospectus for New Investors for CREF dated as of May 1, 2023

(t)(4)	Powers of Attorney for Joseph A. Carrier, Nicole Thorne Jenkins and Loren M. Starr